FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Life Insurance Company

Years Ended December 31, 2023, 2022 and 2021

Transamerica Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2023, 2022 and 2021

Report of Independent Auditors

To the Board of Directors of Transamerica Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Life Insurance Company (the “Company”), which comprise the balance sheets – statutory basis as of December 31, 2023 and 2022, and the related statements of operations - statutory basis, of changes in capital and surplus - statutory basis, and of cash flow - statutory basis for each of the three years in the period ended December 31, 2023, including the related notes and summary of investments - other than investments in related parties at December 31, 2023, supplementary insurance information at December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021, and reinsurance at December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

April 11, 2024

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31
	2023	2022

Admitted assets
Cash, cash equivalents and short-term investments	$3,305	$2,420
Bonds	46,351	51,131
Preferred stocks	59	61
Common stocks	3,877	3,251
Mortgage loans on real estate	9,409	9,270
Real estate	41	44
Policy loans	2,109	2,028
Securities lending reinvested collateral assets	2,292	2,115
Derivatives	1,143	2,339
Receivable for derivative cash collateral	361	981
Other invested assets	3,395	2,964

Total cash and invested assets	72,342	76,604

Accrued investment income	626	716
Premiums deferred and uncollected	151	169
Net deferred income tax asset	772	739
Variable annuity reserve hedge offset deferral	445	380
Other assets	1,649	1,596
Separate account assets	98,852	91,494

Total admitted assets	$174,837	$171,698

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$52,496	$57,956
Policy and contract claim reserves	983	1,098
Liability for deposit-type contracts	717	766
Other policyholders’ funds	46	42
Transfers from separate accounts due or accrued	(421)	(510)
Funds held under reinsurance treaties	7,480	3,042
Asset valuation reserve	1,302	1,111
Interest maintenance reserve	—	407
Derivatives	1,214	3,629
Payable for collateral under securities loaned and other transactions	3,098	2,271
Borrowed money	1,738	3,107
Other liabilities	1,414	1,622
Separate account liabilities	98,852	91,494

Total liabilities	168,919	166,035

Total capital and surplus	5,918	5,663

Total liabilities and capital and surplus	$174,837	$171,698

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2023	2022	2021

Revenues
Premiums and other considerations	$9,516	$19,813	$14,482
Net investment income	3,597	3,297	3,191
Commissions and expense allowances on reinsurance ceded	329	1,075	187
Reserve adjustment on reinsurance ceded	(139)	(147)	(260)
Consideration received on reinsurance recapture and novations	140	210	963
Fee revenue and other income	2,119	1,982	2,259

Total revenue	15,562	26,230	20,822

Benefits and expenses
Death benefits	2,433	2,650	2,928
Annuity benefits	1,466	1,552	1,798
Accident and health benefits	1,046	1,021	945
Surrender benefits	14,692	20,498	18,145
Other benefits	257	244	292
Net increase (decrease) in reserves	(5,482)	6,563	942
Commissions	1,343	1,688	1,375
Taxes, licenses and fees	163	153	180
Funds withheld ceded investment income	95	98	131
Net transfers to (from) separate accounts	(4,801)	(10,952)	(8,881)
IMR adjustment due to reinsurance	248	(432)	(43)
General insurance expenses and other	1,291	1,198	1,107

Total benefits and expenses	12,751	24,281	18,919

Gain (loss) from operations before dividends and federal income taxes	2,811	1,949	1,903
Dividends to policyholders	8	10	10

Gain (loss) from operations before federal income taxes	2,803	1,939	1,893
Federal income tax (benefit) expense	75	(80)	(185)

Net gain (loss) from operations	2,728	2,019	2,078
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(1,999)	(4,211)	(1,924)

Net income (loss)	$729	$(2,192)	$154

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at January 1, 2021	$7	$4,562	$(145)	$3,686	$8,110
Net income (loss)	—	—	—	154	154
Change in net unrealized capital gains/losses, net of taxes	—	—	(105)	555	450
Change in net deferred income tax asset	—	—	—	123	123
Change in nonadmitted assets	—	—	—	(73)	(73)
Change in reserve on account of change valuation basis	—	—	—	(60)	(60)
Cumulative effect of changes in accounting principle	—	—	—	(15)	(15)
Change in asset valuation reserve	—	—	—	(52)	(52)
Change in surplus as a result of reinsurance	—	—	—	(256)	(256)
Dividends to stockholders	—	—	—	(761)	(761)
Distribution of affiliate stock	—	—	—	(339)	(339)
Other changes - net	—	3	—	(7)	(4)

Balance at December 31, 2021	$7	$4,565	$(250)	$2,955	$7,277
Net income (loss)	—	—	—	(2,192)	(2,192)
Change in net unrealized capital gains/losses, net of taxes	—	—	630	384	1,014
Change in net deferred income tax asset	—	—	—	702	702
Change in nonadmitted assets	—	—	—	(834)	(834)
Change in reserve on account of change valuation basis	—	—	—	641	641
Change in asset valuation reserve	—	—	—	139	139
Change in surplus as a result of reinsurance	—	—	—	(871)	(871)
Capital contribution	—	100	—	—	100
Dividends to stockholders	—	—	—	(425)	(425)
Other changes - net	—	(1)	—	113	112

Balance at December 31, 2022	$7	$4,664	$380	$612	$5,663

Continued on next page.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2022	$7	$4,664	$380	$612	$5,663
Net income (loss)	—	—	—	729	729
Change in net unrealized capital gains/losses, net of taxes	—	—	136	1,148	1,284
Change in net deferred income tax asset	—	—	—	149	149
Change in nonadmitted assets	—	—	—	(417)	(417)
Change in asset valuation reserve	—	—	—	(191)	(191)
Change in surplus as a result of reinsurance	—	—	—	(435)	(435)
Dividends to stockholders	—	—	—	(858)	(858)
Other changes - net	—	8	—	(14)	(6)

Balance at December 31, 2023	$7	$4,672	$516	$723	$5,918

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2023	2022	2021

Operating activities
Premiums and annuity considerations	$13,933	$14,606	$15,975
Net investment income	3,580	3,146	3,105
Other income	1,940	2,251	2,025
Benefit and loss related payments	(19,702)	(26,105)	(24,040)
Net transfers from separate accounts	4,842	11,122	9,042
Commissions and operating expenses	(2,787)	(2,771)	(2,799)
Dividends paid to policyholders	(5)	(6)	(6)
Federal income taxes (paid) received	18	204	148

Net cash provided by (used in) operating activities	$1,819	$2,447	$3,450

Investing activities
Proceeds from investments sold, matured or repaid	$8,889	$10,356	$12,231
Costs of investments acquired	(8,332)	(10,957)	(14,040)
Net change in policy loans	(81)	(35)	51

Net cash provided by (used in) investing activities	$476	$(636)	$(1,758)

Financing and miscellaneous activities
Capital and paid in surplus received (returned)	$6	$101	$2
Dividends to stockholders	(858)	(425)	(761)
Net deposits (withdrawals) on deposit-type contracts	(45)	(67)	(143)
Net change in borrowed money	(1,354)	(777)	385
Net change in funds held under reinsurance treaties	43	41	74
Net change in payable for collateral under securities lending and other transactions	828	(42)	(443)
Other cash (applied) provided	(30)	(348)	(512)

Net cash provided by (used in) financing and miscellaneous activities	$(1,410)	$(1,517)	$(1,398)

Net increase (decrease) in cash, cash equivalents and short-term investments	885	294	294

Cash, cash equivalents and short-term investments:
Beginning of year	2,420	2,126	1,832

End of year	$3,305	$2,420	$2,126

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
Supplemental disclosures of cash flow information	2023	2022	2021

Non-cash activities during the year not included in the Statutory Statements of Cash Flows:

Receipt of bonds, other invested assets and interest related to affiliated reinsurance treaty	$792	$4,706	$—
Increase of funds withheld related to affiliated reinsurance agreement	(4,394)	—	—
Release of funds withheld related to affiliated reinsurance recaptures	—	42	963
Release of reinsurance payable related to affiliate reinsurance recapture	—	22	—
Assets transfer in for amended reinsurance treaty	—	—	47
Distribution of affiliate stock	—	—	(339)
Receipt (transfer) of assets related to nonaffiliated reinsurance	—	—	(1,527)

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2023

1.  Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company domiciled in the State of Iowa, and is owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon Ltd., a holding company organized under the laws of Bermuda.

Nature of Business

The Company sells individual life insurance, including indexed universal life, whole life, term life, and final expense whole life. It also sells variable and registered index-linked annuities. In addition, the Company offers supplemental health insurance, group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico, and US Virgin Islands. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2.  Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division (IID), which differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of Iowa. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices.

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements which differs from NAIC SAP:

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to credit for reinsurance. As prescribed by Iowa Administrative Code 191-5.33 (10)(d), the Commissioner has deemed the book value of assets held in a comfort trust as acceptable security for purposes of taking reserve credit for liabilities ceded to an unauthorized reinsurer while it seeks reciprocal jurisdiction status. Under Statement of Statutory Accounting Principles (SSAP) No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, the market value of trust assets is considered allowable security. Reciprocal jurisdiction status was granted in 2023.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of assets supporting the Company’s registered index linked annuity (RILA). In accordance with Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to use book value accounting treatment for separate account investments backing the Company’s RILA, whereas the assets would be required to be reported at fair value under SSAP No. 56 of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Pursuant to Iowa Administrative Code 521A.5(1)c, the State of Iowa has allowed a permitted accounting practice that differs from that found in NAIC SAP related to the valuation of a foreign insurance subsidiary, controlled and affiliated (SCA) entity. With the explicit permission of the IID, the Company values Transamerica Life (Bermuda) Ltd. (TLB), a foreign SCA, in accordance with SSAP No. 97, Subsidiary, Controlled and Affiliated Entities, paragraph 8.b.i, as a U.S. insurance SCA entity at its underlying audited U.S. statutory equity. Absent this permitted practice, TLB would be valued in accordance with SSAP No. 97, paragraph 8.b.iv, as a foreign insurance SCA at its audited foreign statutory basis financial statements with certain adjustments. In addition, for Risk Based Capital (RBC) calculation purposes, this entity is categorized on page LR042 with Category 2 - Direct U.S. Life Subsidiaries.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

A reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	SSAP #	F/S Page	F/S Line	2023	2022	2021

Net income (loss), State of Iowa basis	XXX	XXX	XXX	$729	$(2,192)	$154
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
None				—	—	—

Net income (loss), NAIC SAP	XXX	XXX	XXX	$729	$(2,192)	$154

Statutory surplus, state of Iowa basis	XXX	XXX	XXX	$5,918	$5,663	$7,277
State prescribed practices that are an increase(decrease) from NAIC SAP:
Comfort trust	61	3	1	—	263	—
State permitted practices that are an increase(decrease) from NAIC SAP:
TLB valuation	97	2	2.2	47	72	—

Statutory surplus, NAIC SAP	XXX	XXX	XXX	$5,871	$5,328	$7,277

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, an allowance for credit loss is recognized in earnings at time of purchase or origination based on an expected lifetime credit loss, which is an amount that represents the portion of the amortized cost basis of the mortgage loans that the Company does not expect to collect.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of encumbrances. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less encumbrances and estimated costs to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Other invested assets include surplus notes which are valued at either amortized cost (those that have an NAIC designation of 1 or 2) or the lesser of amortized cost or fair value (those that have an NAIC designation of 3 through 6).

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the Secured Overnight Financing Rate (SOFR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Bond forwards are used to hedge the interest rate risk that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the Balance Sheets and fair value adjustments are recorded as capital and surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company uses zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the Balance Sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the Balance Sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the Balance Sheets.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Other Assets and Other Liabilities

Other assets consist primarily of cash surrender value of company owned life insurance, receivable from parent, subsidiaries and affiliates, general insurance accounts receivable, and reinsurance receivable.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses, reinsurance payable, remittances, payable for securities, custody offset, and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

The majority of separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Certain other non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of the contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. Non-indexed guaranteed separate account assets and liabilities are carried at fair value. These guarantees are included in the general account due to the nature of the guaranteed return.

Assets held in trust for purchases of variable life, variable universal life, variable annuity, and modified guaranteed annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the Balance Sheets. The assets in the separate accounts are valued at fair value.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the statements of operations as a component of net transfers from separate accounts.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is not included as a factor in the health contract premium deficiency calculation.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in SCA are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3. Accounting Changes and Correction of Errors

The Company’s policy is to disclose recently adopted accounting pronouncements with a current year effective date, that have been classified by the NAIC as a new statutory accounting principle (SAP) concept change, as well as items classified by the NAIC as SAP clarification changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

On January 10, 2024, the Statutory Accounting Principles Working Group (SAPWG) adopted INT 23-04, Scottish Re Life Reinsurance Liquidation Questions, effective for reporting periods on or after December 31, 2023. INT 23-04 provides clarity that the Scottish Re liquidation should be accounted for as a commutation or recapture and reported as such, including all relevant

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

disclosures. An impairment analysis shall be conducted and any remaining receivables in dispute or not secured by a trust shall be non-admitted. Refer to Note 7 for further detail.

On August 13, 2023, the SAPWG adopted INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve, effective immediately. INT 23-01 provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) IMR if certain conditions are met, up to 10% of adjusted general account capital and surplus. Refer to Note 5 for further detail.

On August 13, 2023, the SAPWG adopted revisions to SSAP No. 26R and SSAP No. 43R, Loan-Backed and Structured Securities, for the principles-based bond definition, the accounting for bonds (issuer credit obligations and asset-backed securities), as well as revisions to various SSAPs, that have been updated to reflect the revised definition and/or SSAP references. Additional revisions were adopted on December 1, 2023 to SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments, in relation to the bond project, with all revisions effective January 1, 2025. The Company has been monitoring the progress of the project, and will continue to do so, but the specific impact to the Company’s financials is indeterminable at this time.

Change in Valuation Basis

During 2022, the Company converted its Actuarial Guideline 36 reserve calculation for the Indexed Universal Life block of business to a new actuarial valuation system. At the same time, as a result of increased functionality to allow for more precision and to ensure consistency, the Company refined its statutory valuation rate for specific states to utilize the maximum standard valuation interest rate. This resulted in a reserve decrease of $641 as of January 1, 2022, which has been reported in the Statement of Changes in Capital and Surplus.

Change in Estimates

During 2023, the Company received approval from the IID, pursuant to SSAP No. 97 to change the valuation methodology under which it values its investments in Transamerica Pacific Reinsurance, Inc. (TPRe) and LIICA Re II, Inc. (LIICA Re II). Effective December 31, 2023, TPRe and LIICA Re II are valued at audited statutory equity, including the impacts of permitted practices, and consolidated in the Company’s Risk-Based Capital. This resulted in a $619 increase in affiliated common stock with a corresponding increase in Change in net unrealized capital gains/losses.

Correction of Error

During 2022, the Company identified an error in the way in which it recognized the receipt of certain affiliated distributions in prior years. This error resulted in prior periods’ net investment income being understated by a total of $145, with a corresponding overstatement of the change in unrealized gains/losses. This was corrected as of December 31, 2022 in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors, with the correction reflected in the Statements of Changes in Capital and Surplus in other changes, offset by a corresponding change in net unrealized capital gains/losses. There was no net impact to ending capital or surplus as a result of this error in any period.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

There were additional errors identified in prior year financial statements that have been corrected in the current year financial statements in accordance with SSAP No. 3. These errors do not have a material impact on the financial statements, individually or in aggregate, and therefore have not been separately disclosed.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of Fair Value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair Value Hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, are determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2023 and 2022, respectively:

	December 31, 2023
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$3,077	$3,077	$3,075	$2	$—
Short-term notes receivable from affiliates	250	250	—	250	—
Bonds	42,641	46,351	5,022	37,028	591
Preferred stocks, other than affiliates	59	59	—	59	—
Common stocks, other than affiliates	113	113	11	—	102
Mortgage loans on real estate	8,323	9,409	—	—	8,323
Other invested assets	345	376	—	329	16
Derivative assets:
Options	100	100	—	100	—
Interest rate swaps	950	951	—	950	—
Currency swaps	83	38	—	83	—
Credit default swaps	63	38	—	63	—
Equity swaps	9	9	—	9	—
Interest rate futures	2	2	2	—	—
Equity futures	5	5	5	—	—
Derivative assets total	1,212	1,143	7	1,205	—
Policy loans	2,109	2,109	—	2,109	—
Securities lending reinvested collateral	1,974	1,974	1,974	—	—
Separate account assets	97,308	97,358	91,472	5,731	105

Liabilities
Investment contract liabilities	10,224	9,878	—	216	10,008
Derivative liabilities:
Options	44	44	—	44	—
Interest rate swaps	1,075	688	—	1,075	—
Currency swaps	10	6	—	10	—
Credit default swaps	20	30	—	20	—
Equity swaps	435	435	—	435	—
Interest rate futures	2	2	2	—	—
Equity futures	9	9	9	—	—
Derivative liabilities total	1,595	1,214	11	1,584	—
Dollar repurchase agreements	11	11	—	11	—
Payable for securities lending	2,292	2,292	—	2,292	—
Payable for derivative cash collateral	806	806	—	806	—
Separate account liabilities	87,871	87,873	2	87,802	67

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2022
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$2,348	$2,346	$557	$1,791	$—
Bonds	45,427	51,131	5,621	39,639	167
Preferred stocks, other than affiliates	61	61	—	61	—
Common stocks, other than affiliates	151	151	12	6	133
Mortgage loans on real estate	8,185	9,270	—	—	8,185
Other invested assets	393	441	—	388	5
Derivative assets:
Options	86	86	—	86	—
Interest rate swaps	2,073	2,073	—	2,073	—
Currency swaps	139	67	—	139	—
Credit default swaps	28	38	—	28	—
Equity swaps	65	65	—	65	—
Interest rate futures	1	1	1	—	—
Equity futures	9	9	9	—	—
Derivative assets total	2,401	2,339	10	2,391	—
Policy loans	2,028	2,028	—	2,028	—
Securities lending reinvested collateral	1,738	1,738	1,096	642	—
Separate account assets	89,800	89,891	84,453	5,321	26

Liabilities
Investment contract liabilities	15,026	14,781	—	237	14,789
Derivative liabilities:
Options	47	47	—	47	—
Interest rate swaps	3,903	3,460	—	3,903	—
Currency swaps	2	1	—	2	—
Credit default swaps	(2)	5	—	(2)	—
Equity swaps	99	99	—	99	—
Interest rate futures	5	5	5	—	—
Equity futures	12	12	12	—	—
Derivative liabilities total	4,066	3,629	17	4,049	—
Dollar repurchase agreements	95	95	—	95	—
Payable for securities lending	2,115	2,115	—	2,115	—
Payable for derivative cash collateral	156	156	—	156	—
Separate account liabilities	81,449	81,494	—	81,440	9

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2023 and 2022:

	2023
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$2	$—	$2
Industrial and miscellaneous	—	22	1	23
Hybrid securities	—	5	—	5

Total bonds	—	29	1	30

Preferred stock
Industrial and miscellaneous	—	58	—	58

Total preferred stock	—	58	—	58

Common stock
Industrial and miscellaneous	11	—	100	111

Total common stock	11	—	100	111

Cash equivalents and short-term investments
Industrial and miscellaneous	—	2	—	2
Money market mutual funds	2,466	—	—	2,466

Total cash equivalents and short-term investments	2,466	2	—	2,468

Derivative assets	7	1,031	—	1,038
Other long term	—	5	—	5
Separate account assets	91,312	4,701	—	96,013

Total assets	$93,796	$5,826	$101	$99,723

Liabilities:
Derivative liabilities	$11	$604	$—	$615
Separate account liabilities	2	—	—	2

Total liabilities	$13	$604	$—	$617

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2022
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$1	$—	$1
Industrial and miscellaneous	—	53	1	54
Hybrid securities	—	35	—	35

Total bonds	—	89	1	90

Preferred stock
Industrial and miscellaneous	—	60	—	60

Total preferred stock	—	60	—	60

Common stock
Mutual funds	1	—	—	1
Industrial and miscellaneous	11	7	132	150

Total common stock	12	7	132	151

Cash equivalents and short-term investments
Industrial and miscellaneous	—	2	—	2
Money market mutual funds	531	1,729	—	2,260

Total cash equivalents and short-term investments	531	1,731	—	2,262

Derivative assets	10	2,220	—	2,230
Separate account assets	84,377	4,689	—	89,066

Total assets	$84,930	$8,796	$133	$93,859

Liabilities:
Derivative liabilities	$17	$2,957	$—	$2,974
Separate account liabilities	—	2	—	2

Total liabilities	$17	$2,959	$—	$2,976

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Common stock classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Money market mutual funds and other cash or cash equivalents classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Other long-term classified as Level 2 are comprised of surplus debentures, which are valued using inputs from third party pricing services or broker quotes.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2023 and 2022:

	Beginning Balance at January 1, 2023	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
RMBS	$—	$—	$—	$—	$—
Other	1	1	—	(3)	2
Common stock	132	1	—	(6)	9

Total	$133	$2	$—	$(9)	$11

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2023

Bonds
RMBS	$—	$—	$—	$—	$—
Other	—	—	—	—	1
Common stock	15	—	51	—	100

Total	$15	$—	$51	$—	$101

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2022	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
RMBS	$—	$—	$—	$1	$(1)
Other	7	—	4	—	—
Common stock	182	—	—	(8)	(42)

Total	$189	$—	$4	$(7)	$(43)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2022

Bonds
RMBS	$—	$—	$—	$—	$—
Other	—	—	2	—	1
Common stock	—	—	—	—	132

Total	$—	$—	$2	$—	$133

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Nonrecurring Fair Value Measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less encumbrances and estimated costs to sell. At December 31, 2023, the Company held no properties as held-for-sale. At December 31, 2022, the Company held one property classified as held-for-sale with a carrying amount of  $1, which was equal to fair value.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified as Level  3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

5. Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2023
Bonds:
United States Government and agencies	$5,477	$54	$941	$4,590
State, municipal and other government	3,055	19	438	2,636
Hybrid securities	270	10	17	263
Industrial and miscellaneous	31,333	671	2,731	29,273
Mortgage and other asset-backed securities	6,216	203	540	5,879

Total unaffiliated bonds	46,351	957	4,667	42,641
Unaffiliated preferred stocks	59	—	—	59

	$46,410	$957	$4,667	$42,700

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$105	$8	$—	$113

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2022
Bonds:
United States Government and agencies	$6,180	$53	$1,010	$5,223
State, municipal and other government	3,005	7	545	2,467
Hybrid securities	396	16	32	380
Industrial and miscellaneous	35,212	446	4,183	31,475
Mortgage and other asset-backed securities	6,338	203	659	5,882

Total unaffiliated bonds	51,131	725	6,429	45,427
Unaffiliated preferred stocks	61	—	—	61

	$51,192	$725	$6,429	$45,488

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$144	$7	$—	$151

The carrying amount and estimated fair value of long and short-term bonds at December 31, 2023 by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2023

December 31:	Carrying Value	Fair Value

Due in one year or less	$1,024	$1,020
Due after one year through five years	7,395	7,358
Due after five years through ten years	7,296	7,054
Due after ten years	24,792	21,702

Subtotal	40,507	37,134
Mortgage and other asset-backed securities	6,455	6,117

Total	$46,962	$43,251

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2023 and 2022 is as follows:

	2023
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$1,582	$487	$2,155	$454
State, municipal and other government	2,051	433	214	5
Hybrid securities	130	16	37	1
Industrial and miscellaneous	15,644	2,605	3,381	125
Mortgage and other asset-backed securities	3,866	521	635	20

Total bonds	23,273	4,062	6,422	605

Preferred stocks-unaffiliated	23	—	35	—
Common stocks-unaffiliated	—	—	92	—

	$23,296	$4,062	$6,549	$605

	2022
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$149	$70	$4,489	$940
State, municipal and other government	330	120	1,992	425
Hybrid securities	79	16	223	16
Industrial and miscellaneous	3,475	1,312	21,368	2,871
Mortgage and other asset-backed securities	1,034	210	4,143	449

Total bonds	5,067	1,728	32,215	4,701

Preferred stocks-unaffiliated	16	—	44	—
Common stocks-unaffiliated	—	—	138	—

	$5,083	$1,728	$32,397	$4,701

During 2023, 2022 and 2021, respectively, there were $13, $2 and $62, of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2023, 2022 and 2021, the Company recognized OTTI of $25, $1 and $7, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following loan-backed and structured securities were held at December 31, 2023, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
22944BCX4	$1	$1	$—	$1	$1	3/31/2023
46637TAA8	13	11	2	11	11	6/30/2023
22944BCX4	1	1	—	1	1	9/30/2023
22944BCX4	1	1	—	1	1	12/31/2023
61762TAH9	11	10	1	10	7	12/31/2023
05604LAE2	20	—	20	—	6	12/31/2023
G4302*AA8	2	—	2	—	1	12/31/2023
69640GAA3	5	4	1	4	3	12/31/2023

			$26

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2023 and 2022 is as follows:

	2023		2022
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$532	$20	$224	$449
The aggregate related fair value of securities with unrealized losses	3,866	863	1,034	4,121

At December 31, 2023 and 2022, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 3,297 and 1,012 securities with a carrying amount of $27,359 and $6,809, and an unrealized loss of $4,062 and $1,728. Of this portfolio, at December 31, 2023 and 2022, 95.6% and 92.0% were investment grade with associated unrealized losses of $3,899 and $1,621, respectively.

At December 31, 2023 and 2022, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 856 and 3,939 securities with a carrying amount of $7,061 and $36,960, and an unrealized loss of $605 and $4,701. Of this portfolio, at December 31, 2023 and 2022, 97.8% and 95.8% were investment grade with associated unrealized losses of $597 and $4,520, respectively.

At December 31, 2023 and 2022, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 4 and 7 securities, respectively, with an insignificant cost and unrealized loss.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2023 and 2022, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 16 and 30 securities with a cost of $92 and $139 and an unrealized loss of $0 and $1, respectively.

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2023
Bond, amortized cost	7	$46	$46

Total	7	$46	$46

December 31, 2022
Bond, amortized cost	3	$4	$4

Total	3	$4	$4

The Company did not have any offsetting assets and liabilities at December 31, 2023 and 2022.

During 2023 and 2022, respectively, the Company sold, redeemed or otherwise disposed of 21 and 75 securities as a result of a callable feature which generated investment income of $1 and $28 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements, if applicable.

	Year Ended December 31
	2023	2022	2021

Proceeds	$7,301	$8,218	$10,570

Gross realized gains	$184	$69	$437
Gross realized losses	(747)	(624)	(108)

Net realized capital gains (losses)	$(563)	$(555)	$329

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2023, 2022 and 2021 of $106, $54 and $15, respectively.

At December 31, 2023 and 2022, the Company had recorded investments in restructured securities of $14 and $0.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2023 and 2022 were as follows:

December 31, 2023
	Farm	Commercial	Total

AAA - AA	$—	$4,454	$4,454
A	30	4,090	4,120
BBB	7	791	798
BB	—	37	37

	$37	$9,372	$9,409

December 31, 2022
	Farm	Commercial	Total

AAA - AA	$1	$5,139	$5,140
A	31	3,389	3,420
BBB	7	653	660
BB	—	50	50

	$39	$9,231	$9,270

The above tables exclude residential mortgage loans.

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2023, the Company issued mortgage loans with a maximum interest rate of 7.01% and a minimum interest rate of 5.13% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2023 at the time of origination was 72%. During 2022, the Company issued mortgage loans with a maximum interest rate of 6.05% and a minimum interest rate of 2.80% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2022 at the time of origination was 65%.

During 2023, the Company did not issue any agricultural loans. During 2022, the Company issued agricultural mortgage loans with a maximum interest rate of 5.55% and a minimum interest rate of 5.55%.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

During 2023 and 2022, the Company did not reduce the interest rate on any outstanding mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2023 and 2022:

		Commercial
	Farm	All Other	Total
December 31, 2023
Recorded Investment (All)
Current	$37	$9,372	$9,409

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$33	$842	$875

		Commercial
	Farm	All Other	Total
December 31, 2022
Recorded Investment (All)
Current	$39	$9,231	$9,270

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$14	$854	$868

At December 31, 2023 and 2022, the Company held an immaterial amount of mortgage loans that were non-income producing for the previous 180 days. There was an insignificant amount of accrued interest related to these mortgage loans at December 31, 2023 and no amount at December 31, 2022. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2023 and 2022, there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2023 and 2022, the Company held no impaired loans with or without a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2023 and 2022, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. There were no average recorded investments in impaired loans during 2023 and 2022.

The Company did not have an allowance for credit losses on mortgage loans at December 31, 2023, 2022, and 2021.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As of December 31, 2023 and 2022, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2023, 2022 and 2021, the Company has recognized no interest income on impaired loans or on a cash basis.

At December 31, 2023 and 2022, the Company held a mortgage loan loss reserve in the AVR of $105 and $98, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution
	December 31
	2023	2022

Pacific	28%	29%
South Atlantic	22	22
Middle Atlantic	13	12
E. North Central	11	10
W. South Central	8	8
Mountain	8	8
W. North Central	4	6
E. South Central	3	3
New England	3	2

Property Type Distribution
	December 31
	2023	2022

Apartment	53%	53%
Office	14	16
Retail	13	14
Industrial	20	17

At December 31, 2023 and 2022, the Company had mortgage loans with a total net admitted asset value of $0 and $2, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2023, 2022 and 2021 related to such restructurings. At December 31, 2023 and 2022, there were no commitments to lend additional funds to debtors owing receivables.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $0, $1 and $9 were taken on real estate in 2023, 2022 and 2021, respectively, to write the book value down to the current fair value, and included in net realized capital gains (losses), within the Statements of Operations, for the year ended December 31, 2023.

As of December 31, 2023, there was no property classified as held for sale. As of December 31, 2022, there was one property classified as held for sale. The Company is working with an

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

external commercial real estate advisor firm to actively market the property and negotiate with potential buyers. During 2023, one property classified as held for sale were disposed, resulting in a net realized gain of $0. During 2022, seven properties classified as held for sale was disposed, resulting in a net realized gain of $2. Any associated gains and losses from these held for sale disposals were included in net realized capital gains (losses) within the Statements of Operations.

The Company disposed of other properties during 2023, 2022 and 2021 resulting in an insignificant amount of net realized gains, respectively. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

The carrying value of the Company’s real estate assets at December 31, 2023 and 2022 was as follows:

	2023	2022

Home office properties	$41	$43
Properties held for sale	—	1

	$41	$44

Accumulated depreciation on real estate at December 31, 2023 and 2022, was $29 and $29, respectively.

Other Invested Assets

The Company recorded impairments of $0, $4 and $13 throughout years 2023, 2022 and 2021, respectively. These impairments were primarily related to private equity funds. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the Statements of Operations.

Tax Credits

At December 31, 2023, the Company had ownership interests in 52 LIHTC investments with a carrying value of $75. The remaining years of unexpired tax credits ranged from one to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to fourteen years. The amount of contingent equity commitments expected to be paid during the years 2024 to 2029 is $2. Tax credits expenses recognized in 2023 were $49 and other tax benefits recognized in 2023 were $3. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2022, the Company had ownership interests in 52 LIHTC investments with a carrying value of $88. The remaining years of unexpired tax credits ranged from one to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2023 to 2029 is $4. Tax credits expenses recognized in 2022 were $33

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

and other tax benefits recognized in 2022 were $2. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2023 and 2022:

		December 31, 2023

Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount*

Economic Redevelopment and Growth Tax Credits	NJ	13	19
LIHTC	CA	—	15

Total		$13	$34

		December 31, 2022

Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount

Economic Redevelopment and Growth Tax Credits	NJ	10	34

Total		$10	$34

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

Amounts disclosed in this Derivatives section do not include derivatives utilized in the hedging of variable annuity guarantees in accordance with SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees. Please see the subsequent section “Derivatives Hedging Variable Annuity Guarantees” for results associated with those derivatives.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2023 and 2022 was as follows:

	2023	2022

Fair value - positive	$322	$409
Fair value - negative	(1,562)	(1,324)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2023, 2022 and 2021, the Company has recorded unrealized gains (losses) of ($433), ($23) and ($173), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2023, 2022 and 2021 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 20 years for forecasted hedge transactions. At December 31, 2023 and 2022, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2023 and 2022, the Company has no accumulated deferred gains related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2024.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2023, 2022 and 2021:

	2023	2022	2021

Options:
Calls	$13	$—	$6
Puts	(1)	—	(6)

Total options	$12	$—	$—

Swaps:
Interest rate	$—	$(1)	$87
Total return	(1,092)	1,054	(1,752)

Total swaps	$(1,092)	$1,053	$(1,665)

Futures - net positions	41	(376)	110

Total realized gains (losses)	$(1,039)	$677	$(1,555)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2023 and 2022:

	Asset(1)		Liability(1)

	2023	2022	2023	2022

Derivative component of RSATs
Credit default swaps	$43	$29	$(4)	$—
Interest rate swaps	7	6	—	—

(1)	Asset and liability classification is based on the positive (asset) or negative

(liability) book/adjusted carrying value (BACV) of each derivative.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2023 and 2022:

	Asset(1)		Liability(1)

	2023	2022	2023	2022

Derivative component of RSATs
Credit default swaps	$63	$24	$6	$(2)
Interest rate swaps	8	6	—	—

Total	$71	$30	$6	$(2)

(1)	Asset and liability classification is based on the positive (asset) or negative

(liability) BACV of each derivative.

The Company did not have net realized gains (losses) on derivatives held for other than hedging purposes for the years ended December 31, 2023, 2022 and 2021.

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2023 and 2022:

		2023
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$16	$973	3.0
Credit default swaps referencing indices		—	32	41.4

Subtotal		16	1,005	4.2

BBB	2
Single name credit default swaps (3)		33	1,466	2.6
Credit default swaps referencing indices		19	1,402	2.3

Subtotal		52	2,868	2.5

BB	3
Single name credit default swaps (3)		1	90	1.8

Subtotal		1	90	1.8

B	4
Single name credit default swaps (3)		—	—	—

Subtotal		—	—	—

Total		$69	$3,963	2.9

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		2022
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$9	$948	3.2
Credit default swaps referencing indices		—	45	30.6

Subtotal		9	993	4.4

BBB	2
Single name credit default swaps (3)		6	1,801	2.4
Credit default swaps referencing indices		13	1,717	2.4

Subtotal		19	3,518	2.4

BB	3
Single name credit default swaps (3)		(1)	120	2.2

Subtotal		(1)	120	2.2

B	4
Single name credit default swaps (3)		—	15	1.0

Subtotal		—	15	1.0

Total		$27	$4,646	2.8

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2023 and 2022, there were not any potential future recoveries available to offset the $3,963 and $4,646, respectively, from the table above.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2023 and 2022, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value
	2023	2022	2023	2022

Derivative assets:
Credit default swaps	$3,316	$4,445	$63	$28
Currency swaps	699	747	83	139
Equity futures	—	—	5	9
Equity swaps	448	2,169	9	65
Interest rate swaps	45	35	7	8
Options	2,102	1,859	100	86
Derivative liabilities:
Credit default swaps	1,183	733	20	(2)
Currency swaps	213	44	10	2
Equity futures	—	—	9	12
Equity swaps	5,690	3,785	435	99
Interest rate futures	—	—	—	—
Interest rate swaps	6,379	7,096	988	1,091
Options	(2,641)	(2,078)	44	47

* Futures are presented in contract format. Swaps and options are presented in notional format.

Derivatives Hedging Variable Annuity Guarantees

The hedged obligation consists of guaranteed benefits on variable annuity contracts and resembles a long dated put option where claim payment is made whenever account value is less than a guaranteed amount, adjusted for applicable fees. Changes in interest rates impact the present value of future product cash flows (discount rate) as well as the value of investments comprising the account value to be assessed against the guarantee. Under this VM-21 compliant clearly defined hedging strategy, interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives such as treasury bond forwards, treasury futures, interest rate swaps, interest rate swaptions or treasury future options. Effective October 1, 2021 the guaranteed benefits included was expanded to include variable annuity contracts with Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit riders, excluding contracts assumed via reinsurance along with the originally included Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Account Benefit riders. The Company received approval from the IID on September 28, 2021 for the expansion of the program. Total return on the designated portfolio of derivatives remains highly effective in covering the interest rate risk (rho) of the hedged obligation. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP No. 108 and entails assessment of the total return on the designated portfolio of derivatives against changes in the fair value of the hedged obligation due to interest rate movements on a cumulative basis.

The Company accelerated the amortization of its SSAP 108 variable annuity deferred interest rate position reported on December 31, 2021. The Company fully amortized the $250 unamortized liability balance as of December 31, 2021 to zero, in 2022. The acceleration of the amortization of the SSAP 108 deferral is consistent with SSAP 108, Paragraph 14 Section c. i. that allows the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

accelerating of amortization of the deferral, if consistently done between deferred assets and deferred liabilities within its hedging strategy. The Company did not change any accounting practices under SSAP 108. The Company’s Clearly Defined Hedge Strategy is not being revised.

Scheduled amortization for SSAP No. 108 derivatives as of December 31, 2023 is as follows:

Amortization Year	Deferred Assets	Deferred Liabilities

2024	$(66)	$15
2025	(66)	15
2026	(66)	15
2027	(66)	15
2028	(66)	15
2029	(66)	15
2030	(66)	15
2031	(66)	15
2032	(46)	15
2033	(17)	11

Total	$(591)	$146

The following table is a reconciliation of the total deferred balance (net of tax) of SSAP No. 108 derivatives:

Total Deferred Balance
1. Balance at January 1, 2022	$(250)
2. Amortization	(230)
3. Deferred Recognition	(400)

4. Balance at December 31, 2022 [1-(2+3)]	$380
5. Amortization	44
6. Deferred Recognition	(109)

7. Balance at December 31, 2023 [4-(5+6)]	$445

The following tables provide information regarding SSAP No. 108 hedging instruments:

	2023	2022

Amortized cost	$—	$—
Fair value	855	(750)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2023
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*

Derivative performance	$(13)	$(1,725)	$1,606	$(132)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	5	717	(722)	—
Deferred	8	1,008	(884)	132
*Totals shown are pre-tax

December 31, 2022
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*

Derivative performance	$(34)	$(3,736)	$(654)	$(4,424)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	84	2,275	1,559	3,918
Deferred	(50)	1,461	(905)	506
*Totals shown are pre-tax

	Year Ended December 31
	2023	2022

Prior year fair value of hedged item	$539	$(3,847)
Current year fair value of hedged item	630	938

Change in fair value attributable to interest rates	$91	$4,785

Portion of the fair value change attributed to the hedged risk	$91	$4,785

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2023 and 2022, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2023

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$2,292	$—	$—	$—	$2,292
Subject to repurchase agreements	157	—	—	—	157
Subject to dollar repurchase agreements	11	—	—	—	11
FHLB capital stock	88	—	—	—	88
On deposit with states	38	—	—	—	38
Pledged as collateral to FHLB (including assets backing funding agreements)	3,937	—	—	—	3,937
Pledged as collateral not captured in other categories	2,230	—	—	—	2,230
Other restricted assets	7,337	—	—	—	7,337

Total restricted assets	$16,090	$—	$—	$—	$16,090

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2022)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$2,115	$177	$—	$2,292	1.30%	1.31%
Subject to repurchase agreements	251	(94)	—	157	0.09	0.09
Subject to dollar repurchase agreements	96	(85)	—	11	0.01	0.01
FHLB capital stock	130	(42)	—	88	0.05	0.05
On deposit with states	38	—	—	38	0.02	0.02
Pledged as collateral to FHLB (including assets backing funding agreements)	5,335	(1,398)	—	3,937	2.23	2.25
Pledged as collateral not captured in other categories	2,268	(38)	—	2,230	1.26	1.27
Other restricted assets	5,983	1,354	—	7,337	4.16	4.20

Total restricted assets	$16,216	$(126)	$—	$16,090	9.12%	9.20%

The amounts reported as other restricted assets in the table above represent assets held in trust related to reinsurance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the pledged or restricted assets in other categories as of December 31, 2023 and 2022, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2023

Description of Assets	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Derivatives	$2,229	$—	$—	$—	$2,229
Secured funding agreements	1	—	—	—	1

Total	$2,230	$—	$—	$—	$2,230

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Description of Assets	Total From Prior Year (2022)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Derivatives	$2,251	$(22)	$—	$2,229	1.26%	1.27%
Secured funding agreements	17	(16)	—	1	0.00	0.00

Total	$2,268	$(38)	$—	$2,230	1.26%	1.27%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2023 and 2022:

2023

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$787	$787	1.01%	1.04%
Securities lending collateral assets	2,292	2,292	2.95	3.02
Other	30	30	0.04	0.04

Total collateral assets	$3,109	$3,109	4.00%	4.10%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$3,110	4.44%

2022

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$249	$243	0.31%	0.31%
Securities lending collateral assets	2,115	2,115	2.59	2.64
Other	—	—	—	—

Total collateral assets	$2,364	$2,358	2.90%	2.95%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$2,367	3.17%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2023	2022	2021

Income:
Bonds	$2,170	$2,029	$2,151
Preferred stocks	5	3	4
Common stocks	392	343	228
Mortgage loans on real estate	383	415	483
Real estate	9	13	25
Policy loans	110	108	112
Cash, cash equivalents and short-term investments	95	26	1
Derivatives	403	273	89
Other invested assets	200	180	155

Gross investment income	3,767	3,390	3,248
Less: investment expenses	198	178	167

Net investment income before amortization of IMR	3,569	3,212	3,081
Amortization of IMR	28	85	110

Net investment income	$3,597	$3,297	$3,191

At December 31, 2023 and 2022, the Company excluded investment income due and accrued of $10 and $40, respectively. There were no amounts excluded for mortgage loans or real estate for either 2023 and 2022.

The gross, nonadmitted and admitted amounts for interest income due and accrued are presented in the following table:

	2023	2022

Gross	$636	$756
Nonadmitted	$10	$40
Admitted	$626	$716

At December 31, 2023, the Company had cumulative amounts for paid-in-kind interest of $1 included in the principle balance. At December 31, 2022, the Company did not report a paid-in-kind interest balance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized

	Year Ended December 31
	2023	2022	2021

Bonds	$(669)	$(614)	$311
Preferred stocks	—	—	2
Common stocks	(8)	56	11
Mortgage loans on real estate	(1)	—	—
Real estate	—	1	(9)
Cash, cash equivalents and short-term investments	(1)	—	—
Derivatives	(2,043)	(4,555)	(2,474)
Variable annuity reserve hedge offset	(44)	229	15
Other invested assets	27	169	488

Change in realized capital gains (losses), before taxes	(2,739)	(4,714)	(1,656)
Federal income tax effect	106	45	(122)
Transfer from (to) IMR	634	458	(146)

Net realized capital gains (losses) on investments	$(1,999)	$(4,211)	$(1,924)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized

	Year Ended December 31
	2023	2022	2021

Bonds	$10	$197	$150
Preferred stocks	1	(11)	15
Common stocks	1	(40)	2
Affiliated entities	443	(278)	(46)
Derivatives	600	1,142	262
Other invested assets	327	51	139

Change in unrealized capital gains (losses), before taxes	1,382	1,061	522
Taxes on unrealized capital gains (losses)	(98)	(47)	(72)

Change in unrealized capital gains (losses), net of tax	$1,284	$1,014	$450

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Admitted Disallowed IMR

The Company has admitted net negative (disallowed) IMR in accordance with the following criteria:

A.	Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies.
B.

IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with a reporting entity’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.

C.

Any deviation to (a) was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.

D.

Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

The aggregate net negative (disallowed) IMR allocation is presented in the following table for the year ended December 31, 2023:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account

2023	$7	$7	$—	$—

The allocation of the admitted negative (disallowed) IMR is presented in the following table for the year ended December 31, 2023:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account

2023	$7	$7	$—	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The calculation of adjusted capital and surplus with consideration of the negative (disallowed) IMR is presented in the following table for the year ended December 31, 2023:

2023

Prior period, as of September 30, 2023 the most recent statement filed with the IID, general account capital and surplus	$5,731
From prior period SAP financials:
Net positive goodwill (admitted)	—
EDP equipment & operating system software (admitted)	—
Net DTAs (admitted)	748
Net negative (disallowed) IMR (admitted)	—

Adjusted capital and surplus	$4,983

The admitted net negative (disallowed) IMR represents 0.14% of adjusted capital and surplus for 2023.

The Company did not have gains/losses associated with derivatives sold allocated to IMR during 2023.

6.	Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2023 and 2022 were as follows:

	Year Ended December 31
	2023	2022

Life insurance reserves	$32,027	$33,013
Annuity reserves and supplementary contracts with life contingencies	13,368	17,894
Accident and health reserves (including long term care)	7,101	7,049

Total policy reserves	$52,496	$57,956

Deposit-type contracts	717	766
Policy claims	983	1,098

Total policy reserves, deposit-type contracts and claim liabilities	$54,196	$59,820

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 0.75 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method or Actuarial Guideline XXXVIII. Effective July 1, 2017, term insurance issued follows Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, reserves are determined by computing the regular reserve for the plan at the true age and holding, in addition, the unearned portion of the extra premium charge for the year. Effective July 1, 2017, for substandard term insurance policies, per VM-20 requirements, the substandard rating is applied to the reserve mortality. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2023 and 2022, the Company had insurance in force aggregating $33,976 and $39,639, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the IID. The Company established policy reserves of $1,463 and $1,506 to cover these deficiencies as of December 31, 2023 and 2022, respectively.

Participating life insurance policies were issued by the Company in prior years which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2023 and 2022.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.75 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount. During 2022, the Company established a voluntary reserve in addition to the reserve required under VM-21 to help manage volatility associated with unhedged base contract cashflows. The VA voluntary reserve totaled $505 as of December 31, 2023.

Both the stochastic reserves and the standard projection are determined as the conditional tail expectation (CTE)-70 of the scenario reserves. To determine the CTE-70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and Society of Actuaries. The stochastic reserves uses prudent estimate assumptions based on Company experience, while the standard projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2023 and 2022, the Company had no premium deficiency reserve related to accident and health policies.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2023
2023	$—	$1,148	$435	$713
2022 and prior	1,991	(82)	622	1,287

	1,991	$1,066	$1,057	2,000

Active life reserve	$5,476			$5,508

Total accident and health reserves	$7,467			$7,508

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2022
2022	$—	$1,141	$444	$697
2021 and prior	1,941	(49)	598	1,294

	1,941	$1,092	$1,042	1,991

Active life reserve	$5,442			$5,476

Total accident and health reserves	$7,383			$7,467

The change in the Company’s unpaid claims reserve was ($82) and ($49) for the years ended December 31, 2023 and 2022, respectively, for health claims that were incurred prior to those Balance Sheets date. The change in 2023 and 2022 was due to better than expected experience primarily due to reduced medical claims and accidental deaths.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year

Year ended December 31, 2023
2023	$—	$38	$23	$15
2022 and prior	42	(12)	3	27

	$42	$26	$26	$42

Year ended December 31, 2022
2022	$—	$25	$10	$15
2021 and prior	37	8	18	27

	$37	$33	$28	$42

The Company increased the claim adjustment expense provision for insured events of prior years during 2023.

Premium and Annuity Considerations Deferred and Uncollected

Reserves on the Company’s traditional life insurance products are computed using mean and interpolated or mid-terminal reserving methodologies. The mean methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. The interpolated methodologies do not require the establishment of such assets, however, it is required to hold unearned premium liabilities. At December 31, 2023 and 2022, the gross premiums and net of loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	2023		2022
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$1	$—	$1	$—
Ordinary renewal business	122	96	142	115
Group life direct business	14	10	15	11

	$137	$106	$158	$126

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Included in the liability for deposit-type contracts at December 31, 2023 and 2022 are approximately $11 and $11, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31 2023

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$316	$714	$—	$1,030	2%
At book value less surrender charge of 5% or more	919	—	—	919	1
At fair value	6	—	58,435	58,441	84

Total with adjustment or at fair value	1,241	714	58,435	60,390	87
At book value without adjustment (minimal or no charge or adjustment)	6,679	—	—	6,679	10
Not subject to discretionary withdrawal provision	1,723	—	488	2,211	3

Total individual annuity reserves	9,643	714	58,923	69,280	100%

Less reinsurance ceded	6,228	—	—	6,228

Net individual annuities reserves	$3,415	$714	$58,923	$63,052

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$235	$—	$—	$235

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2023

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$4,104	$13	$—	$4,117	11%
At book value less surrender charge of 5% or more	20	—	—	20	—
At fair value	—	—	28,070	28,070	72

Total with adjustment or at fair value	4,124	13	28,070	32,207	83
At book value without adjustment (minimal or no charge or adjustment)	4,848	—	—	4,848	12
Not subject to discretionary withdrawal provision	1,846	—	64	1,910	5

Total group annuities reserves	10,818	13	28,134	38,965	100%

Less reinsurance ceded	864	—	—	864

Net group annuities reserves	$9,954	$13	$28,134	$38,101

	December 31 2023

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$—	$—	$—	0%
Total with adjustment or at fair value	—	—	—	—	0

At book value without adjustment (minimal or no charge or adjustment)	220	—	—	220	27
Not subject to discretionary withdrawal provision	504	68	19	591	73

Total deposit-type contracts	724	68	19	811	100%

Less reinsurance ceded	8	—	—	8

Net deposit-type contracts	$716	$68	$19	$803

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$12,438
Exhibit 5, Supp contracts with life contingencies section, total (net)	931
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	716

Subtotal	14,085
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	87,269
Exhibit 3, Supp contracts with life contingencies section, total	515
Other contract deposit funds	87

Subtotal	87,871

Combined total	$101,956

	December 31 2022

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$368	$137	$—	$505	1%
At book value less surrender charge of 5% or more	1,193	—	—	1,193	1
At fair value	6	—	56,032	56,038	83

Total with adjustment or at fair value	1,567	137	56,032	57,736	85
At book value without adjustment (minimal or no charge or adjustment)	7,190	—	—	7,190	11
Not subject to discretionary withdrawal provision	2,484	—	408	2,892	4

Total individual annuity reserves	11,241	137	56,440	67,818	100%

Less reinsurance ceded	2,736	—	—	2,736

Net individual annuity reserves	$8,505	$137	$56,440	$65,082
Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$2	$—	$—	$2

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2022

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$3,641	$16	$—	$3,657	11%
At book value less surrender charge of 5% or more	20	—	—	20	—
At fair value	—	—	24,776	24,776	71

Total with adjustment or at fair value	3,661	16	24,776	28,453	82
At book value without adjustment (minimal or no charge or adjustment)	4,116	—	—	4,116	12
Not subject to discretionary withdrawal provision	1,946	—	58	2,004	6

Total group annuity reserves	9,723	16	24,834	34,573	100%

Less reinsurance ceded	334	—	—	334

Net group annuity reserves	$9,389	$16	$24,834	$34,239

	December 31 2022

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$5	$—	$—	$5	1%

Total with adjustment or at fair value	5	—	—	5	1
At book value without adjustment (minimal or no charge or adjustment)	237	—	—	237	28
Not subject to discretionary withdrawal provision	533	53	14	600	71

Total deposit-type contracts	775	53	14	842	100%

Less reinsurance ceded	9	—	—	9

Net deposit-type contracts	$766	$53	$14	$833

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$16,961
Exhibit 5, Supp contracts with life contingencies section, total (net)	933
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	766

Subtotal	18,660
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	80,995
Exhibit 3, Supp contracts with life contingencies section, total	432
Other contract deposit funds	67

Subtotal	81,494

Combined total	$100,154

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31 2023

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$319	$462
Universal life	13,359	12,668	15,050
Universal life with secondary guarantees	5,929	5,819	12,845
Indexed universal life with secondary guarantees	7,773	5,385	6,486
Other permanent cash value life insurance	2	4,755	7,192
Variable universal life	681	680	1,002
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	8,024
Accidental death benefits	—	—	48
Disability - active lives	—	—	37
Disability - disabled lives	—	—	160
Miscellaneous reserves	—	—	1,604

Total (gross)	27,744	29,626	52,910
Reinsurance ceded	5,065	4,914	21,387

Total (net)	$22,679	$24,712	$31,523

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2023

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$684	$684	$684

Total (net)	$684	$684	$684

	December 31
	2023

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$8,003	$8,000	$9,208

Total (net)	$8,003	$8,000	$9,208

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$30,751
Exhibit 5, Accidental death benefits section total (net)	25
Exhibit 5, Disability - active lives section, total (net)	16
Exhibit 5, Disability - disabled lives section, total (net)	137
Exhibit 5, Miscellaneous reserves section, total (net)	594

Subtotal	31,523
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	9,892

Subtotal	9,892

Combined total	$41,415

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2022

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$313	$313	$442
Universal life	14,590	13,706	14,639
Universal life with secondary guarantees	5,822	5,760	13,570
Indexed universal life with secondary guarantees	6,612	4,539	5,344
Other permanent cash value life insurance	4,698	4,698	7,148
Variable universal life	672	673	1,491
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	8,085
Accidental death benefits	—	—	50
Disability - active lives	—	—	37
Disability - disabled lives	—	—	163
Miscellaneous reserves	—	—	1,573

Total (gross)	32,707	29,689	52,542
Reinsurance ceded	4,620	4,621	20,036

Total (net)	$28,087	$25,068	$32,506

	December 31
	2022

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$677	$677	$677

Total (net)	$677	$677	$677

	December 31
	2022

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$6,989	$6,983	$8,072

Total (net)	$6,989	$6,983	$8,072

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$31,686
Exhibit 5, Accidental death benefits section total (net)	26
Exhibit 5, Disability - active lives section, total (net)	17
Exhibit 5, Disability - disabled lives section, total (net)	142
Exhibit 5, Miscellaneous reserves section, total (net)	635

Subtotal	32,506
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	8,749

Subtotal	8,749

Combined total	$41,255

Separate Accounts

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2023, 2022 and 2021 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2023	$—	$—	$10	$6,075	$6,085

Reserves for separate accounts as of December 31, 2023 with assets at:
Fair value	$710	$85	$—	$96,283	$97,078
Amortized cost	—	684	—	—	684

Total as of December 31, 2023	$710	$769	$—	$96,283	$97,762

Reserves for separate accounts by withdrawal characteristics as of December 31, 2023:
With fair value adjustment	$710	$18	$—	$—	$728
At fair value	—	—	—	95,712	95,712

At book value without fair value adjustment and with current surrender charge of less than 5%	—	684	—	—	684
Subtotal	710	702	—	95,712	97,124
Not subject to discretionary withdrawal	—	68	—	571	639

Total separate account reserve liabilities at December 31, 2023	$710	$770	$—	$96,283	$97,763

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2022	$—	$—	$10	$7,663	$7,673

Reserves for separate accounts as of December 31, 2022 with assets at:
Fair value	$132	$75	$—	$89,360	$89,567
Amortized cost	—	677	—	—	677

Total as of December 31, 2022	$132	$752	$—	$89,360	$90,244

Reserves for separate accounts by withdrawal characteristics as of December 31, 2022:
With fair value adjustment	$132	$22	$—	$—	$154
At fair value	—	—	—	88,880	88,880
At book value without fair value adjustment and with current surrender charge of less than 5%	—	677	—	—	677

Subtotal	132	699	—	88,880	89,711
Not subject to discretionary withdrawal	—	53	—	479	532

Total separate account reserve liabilities at December 31, 2022	$132	$752	$—	$89,359	$90,243

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2021	$—	$—	$11	$8,076	$8,087

Reserves for separate accounts as of December 31, 2021 with assets at:
Fair value	$—	$93	$—	$123,046	$123,139
Amortized cost	—	669	—	—	669

Total as of December 31, 2021	$—	$762	$—	$123,046	$123,808

Reserves for separate accounts by withdrawal characteristics as of December 31, 2021:
With fair value adjustment	$—	$26	$—	$—	$26
At fair value	—	—	—	122,404	122,404
At book value without fair value adjustment and with current surrender charge of less than 5%	—	669	—	—	669

Subtotal	—	695	—	122,404	123,099
Not subject to discretionary withdrawal	—	66	—	643	709

Total separate account reserve liabilities at December 31, 2021	$—	$761	$—	$123,047	$123,808

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2023	2022	2021

Transfer as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$6,167	$7,757	$8,164
Transfers from separate accounts	(10,944)	(18,692)	(17,029)

Net transfers from separate accounts	(4,777)	(10,935)	(8,865)
Miscellaneous reconciling adjustments	(24)	(17)	(16)

Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$(4,801)	$(10,952)	$(8,881)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2023 and 2022, the Company’s separate account statement included legally insulated assets of $98,092 and $91,338, respectively. The assets legally insulated from general account claims at December 31, 2023 and 2022 are attributed to the following products:

	2023	2022

Group annuities	$25,977	$22,949
Variable annuities	61,550	58,923
Fixed universal life	725	717
Variable universal life	8,484	7,584
Variable life	1,277	1,105
Modified separate accounts	78	47
Registered market value annuity product - SPL	1	6
WRL asset accumulator	—	7

Total separate account assets	$98,092	$91,338

At December 31, 2023 and 2022, the Company held separate account assets not legally insulated from the general account in the amount of $760 and $156, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $570, $584, $579, $565 and $552, to the general account in 2023, 2022, 2021, 2020 and 2019, respectively. During the years ended December 31, 2023, 2022, 2021, 2020 and 2019 the general account of the Company had paid $63, $56, $45, $75 and $75 respectively, toward separate account guarantees.

At December 31, 2023 and 2022, the Company reported guaranteed separate account assets at amortized cost in the amount of $710 and $705, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $649 and $617 at December 31, 2023 and 2022, respectively, which would have resulted in an unrealized gain/(loss) of ($61) and ($87), respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

7. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2023	2022	2021

Direct premiums	$16,262	$15,957	$17,591
Reinsurance assumed - non affiliates	866	1,017	1,272
Reinsurance assumed - affiliates	(10)	5,366	(1)
Reinsurance ceded - non affiliates	(2,547)	(1,819)	(3,594)
Reinsurance ceded - affiliates	(5,055)	(708)	(786)

Net premiums earned	$9,516	$19,813	$14,482

The Company received reinsurance recoveries in the amount of $3,327, $3,764 and $3,824 during 2023, 2022 and 2021, respectively. At December 31, 2023 and 2022, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $853 and $987, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2023 and 2022 of $39,004 and $34,508, respectively, of which $16,868 and $12,465 were ceded to affiliates, respectively.

During 2023, 2022 and 2021, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $684 ($429 after tax), $869 ($574 after tax) and $195 ($127 after tax), respectively.

Effective December 31, 2023, the Company entered into a reinsurance agreement whereby the Company ceded fixed deferred annuity business to an affiliated entity, Transamerica Bermuda Re, Ltd. (TBRe). The Company paid a ceding commission of $138 in addition to reinsurance premiums of $4,394 in the form of a funds withheld payable and ceded $4,394 of statutory reserves. The transaction resulted in a pre-tax loss of $138, which has been included in the Statements of Operations.

Effective July 1, 2023, the Company ceded universal life with secondary guarantee (SGUL) insurance business to an unaffiliated entity. The Company paid considerations of $1,057 in assets and cash, ceded $1,436 of reserves and $555 of policy loans. After a $199 realized loss, the transaction resulted in a pre-tax gain of $179.

Effective July 1, 2023, the Company recaptured a specific list of policies from an affiliate, LIICA Re II. As a result, the Company received $5 in cash and $114 in policyholder reserves. The transaction resulted in a pre-tax loss of $109 which has been included in the Statements of Operations.

Effective July 1, 2023, the Company recaptured a specific list of policies from an affiliate, Transamerica Pacific Re. As a result, the Company received $12 in cash and $33 in policyholder reserves. The transaction resulted in a pre-tax loss of $21 which has been included in the Statements of Operations.

On October 31, 2022, the Company executed an affiliated coinsurance arrangement, effective July 1, 2022, under which it assumes the remaining in force universal life business from TLB net of third-party reinsurance. The Company received consideration of $4,974 in the form of cash and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

invested assets and assumed $5,543 in policy and contract reserves along with $6 in policy loans. After establishing a $432 IMR deferral related to the asset transfers, this transaction resulted in a pre-tax loss of $131 which was included in the Summary of Operations. This transaction is secured by a comfort trust equal to 100% of the Company’s U.S. statutory reserves.

Effective April 1, 2022, LIICA Re II, an affiliate, executed a recapture of a specific list of policies to the Company. The Company received consideration of $186 in the form of cash and recaptured policyholder reserves of $838. The transaction resulted in a pre-tax loss of $652 which was included in the Statements of Operations.

Effective December 31, 2021, the Company ceded SGUL insurance business to an unaffiliated entity. The Company paid considerations of $1,738 in assets and cash, ceded $1,470 of reserves and $13 of policy loans. After a $55 realized gain release, the transaction resulted in a pre-tax loss of $243 which was included in the Statement of Operations. There was a reversal of tax timing differences and release of RBC required that offset the pre-tax loss resulting in a neutral impact to the RBC ratio.

Effective October 1, 2021, the Company recaptured a block of universal life business from an affiliate, TLIC Oakbrook Reinsurance, Inc. (TORI). The Company received consideration of $963 in the form of released funds withheld and recaptured policyholder reserves of $1,229 and claims reserves of $7. The transaction resulted in a pre-tax loss of $272 which was included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to TORI in the amount of $173 with a corresponding charge to unassigned surplus.

Effective May 31, 2021, the Company amended and restated the Military Life and Affinity reinsurance agreements with Ironwood Re Corp, an affiliate, which changed the funds withheld calculation from a GAAP reserve valuation to a Gross Premium Valuation. As a result, the Company increased the funds withheld liability by $43. The transaction resulted in no pre-tax gain or loss.

In January 2018, Scottish Re Group announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began oversight procedures of Scottish Re (U.S.), Inc. (SRUS), with whom the Company is a counterparty for some of its reinsurance activities. SRUS was ordered into receivership for the purposes of rehabilitation on March 6, 2019. On May 16, 2019, the IID suspended the certificate of authority for SRUS but later clarified that reserve credit could be taken on reinsurance agreements entered into prior to the revocation date if a recovery analysis could be illustrated. The Company concluded it could not support a favorable recovery analysis and therefore did not take statutory reserve credit in its year-end 2022 financial statements. A loss contingency allowance was also established for the doubtful recoveries of billed and unbilled claims in the amount of $125 as of December 31, 2022. On July 19, 2023, a Motion for Liquidation of SRUS was granted, resulting in any related treaty coverage ending on September 30, 2023. The Company does not believe sufficient information is available at this time to be able to reasonably estimate any potential loss and has therefore reversed the previously established loss contingency allowance and reported gross receivables on billed and unbilled claims of $155 and $260 as of December 31, 2023, respectively, all of which have been fully non-admitted.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

8. Income Taxes

The net deferred income tax asset at December 31, 2023 and 2022 and the change from the prior year are comprised of the following components:

	December 31, 2023
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$2,492	$202	$2,694
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	2,492	202	2,694
Deferred Tax Assets Nonadmitted	1,023	—	1,023

Subtotal (Net Deferred Tax Assets)	1,469	202	1,671
Deferred Tax Liabilities	628	271	899

Net Admitted Deferred Tax Assets (Liabilities)	$841	$(69)	$772

	December 31, 2022
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$2,487	$191	$2,678
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	2,487	191	2,678
Deferred Tax Assets Nonadmitted	1,006	—	1,006

Subtotal (Net Deferred Tax Assets)	1,481	191	1,672
Deferred Tax Liabilities	642	291	933

Net Admitted Deferred Tax Assets (Liabilities)	$839	$(100)	$739

		Change
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$5	$11	$16
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	5	11	16
Deferred Tax Assets Nonadmitted	17	—	17

Subtotal (Net Deferred Tax Assets)	(12)	11	(1)
Deferred Tax Liabilities	(14)	(20)	(34)

Net Admitted Deferred Tax Assets (Liabilities)	$2	$31	$33

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2023	2022	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$777	$830	$(53)
Investments	237	257	(20)
Deferred acquisition costs	699	702	(3)
Policyholder dividends accrual	5	4	1
Compensation and benefits accrual	42	34	8
Receivables - nonadmitted	143	58	85
Net operating loss carry-forward	171	269	(98)
Tax credit carry-forward	319	231	88
Other	99	102	(3)

Subtotal	2,492	2,487	5

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	1,023	1,006	17

Admitted ordinary deferred tax assets	1,469	1,481	(12)

Capital
Investments	202	191	11
Other	—	—	—

Subtotal	202	191	11

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	202	191	11

Admitted deferred tax assets	$1,671	$1,672	$(1)

	Year Ended December 31
	2023	2022	Change

Deferred Tax Liabilities:
Ordinary
Investments	$463	$420	$43
Policyholder reserves	146	216	(70)
Other	19	6	13

Subtotal	628	642	(14)
Capital
Investments	271	291	(20)
Other	—	—	—

Subtotal	271	291	(20)

Deferred tax liabilities	899	933	(34)

Net admitted deferred tax assets (liabilities)	$772	$739	$33

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company’s tax reserve deductible temporary difference decreased by ($396). This change results in an offsetting $396 deductible temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

The Inflation Reduction Act was enacted during the third quarter 2022 reporting period on August 16, 2022. The act included a provision which subjects high earning corporate taxpayers to the Corporate Alternative Minimum Tax (CAMT). The Company is part of an affiliated group that has determined it is a nonapplicable reporting entity for CAMT in 2023 and has not included any impacts of the CAMT in the financial statements as of December 31, 2023.

As discussed in Note 2, for the years ended December 31, 2023 and 2022, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

		December 31, 2023
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	736	36	772
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	986	48	1,034
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	772
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	733	166	899

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,469	$202	$1,671

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		December 31, 2022
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	717	22	739
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	1,129	22	1,151
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	739
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	764	169	933

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,481	$191	$1,672

		Change
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	19	14	33
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	(143)	26	(117)
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	33
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(31)	(3)	(34)

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(12)	$11	$(1)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2023	2022	Change

Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	722%	726%	(4%)

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 Above

	$5,146	$4,924	$222

The impact of tax planning strategies at December 31, 2023 and 2022 was as follows:

	December 31, 2023
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	13%	0%	13%

	December 31, 2022
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

The Company’s tax planning strategies include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2023	2022	Change

Current Income Tax

Federal	$75	$(80)	$155

Subtotal	75	(80)	155
Federal income tax on net capital gains	(106)	(45)	(61)

Federal and foreign income taxes incurred	$(31)	$(125)	$94

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2022	2021	Change

Current Income Tax

Federal	$(80)	$(185)	$105

Subtotal	(80)	(185)	105
Federal income tax on net capital gains	(45)	122	(167)

Federal and foreign income taxes incurred	$(125)	$(63)	$(62)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2023	2022	2021

Current income taxes incurred	$(31)	$(125)	$(63)

Change in deferred income taxes	(149)	(702)	(123)
(without tax on unrealized gains and losses)

Total income tax reported	$(180)	$(827)	$(186)

Income before taxes	$312	$(3,207)	$194
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$66	$(673)	$41

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$6	$24	$15
Dividends received deduction	(127)	(98)	(94)
Tax-exempt income	(4)	(3)	(74)
Nondeductible expenses	3	5	5
Pre-tax items reported net of tax	(97)	(201)	(77)
Tax credits	(21)	(29)	(38)
Prior period tax return adjustment	(18)	22	3
Change in statutory valuation allowance	—	(11)	11
Change in uncertain tax positions	—	—	(3)
Deferred tax change on other items in surplus	13	140	24
Other	(1)	(3)	1

Total income tax reported	$(180)	$(827)	$(186)

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service (IRS). A tax return has not been filed for 2023.

The amounts, origination dates and expiration dates of operating loss and tax credit carryforwards available for tax purposes:

Description	Amount	Origination Dates	Expiration Dates

Operating Loss	$816	12/31/2022	N/A

Operating Loss Total	$816

Foreign Tax Credit	$7	12/31/2021	12/31/2031
Foreign Tax Credit	$15	12/31/2022	12/31/2032

Foreign Tax Credit Total	$22

General Business Credit	$23	12/31/2009	12/31/2029
General Business Credit	26	12/31/2011	12/31/2031
General Business Credit	32	12/31/2012	12/31/2032
General Business Credit	40	12/31/2013	12/31/2033
General Business Credit	25	12/31/2014	12/31/2034
General Business Credit	56	12/31/2015	12/31/2035
General Business Credit	7	12/31/2016	12/31/2036
General Business Credit	9	12/31/2017	12/31/2037
General Business Credit	6	12/31/2018	12/31/2038
General Business Credit	8	12/31/2019	12/31/2039
General Business Credit	14	12/31/2020	12/31/2040
General Business Credit	17	12/31/2021	12/31/2041
General Business Credit	19	12/31/2022	12/31/2042
General Business Credit	14	12/31/2023	12/31/2043

General Business Credit Total	$296

The Company did not have any income tax expense available for recoupment in the event of future losses for December 31, 2023, 2022 and 2021.

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Unrecognized Tax Benefits

Balance at January 1, 2022	$18
Tax positions taken during prior period	—

Balance at December 31, 2022	$18
Tax positions taken during prior period	—

Balance at December 31, 2023	$18

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the Balance Sheets as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2021	$9	$—	$9
Interest expense (benefit)	1	—	1
Cash received (paid)	(9)	—	(9)

Balance at December 31, 2021	$1	$—	$1
Interest expense (benefit)	1	—	1
Cash received (paid)	—	—	—

Balance at December 31, 2022	$2	$—	$2
Interest expense (benefit)	2	—	2
Cash received (paid)	(1)	—	(1)

Balance at December 31, 2023	$3	$—	$3

The IRS completed its examination for 2009 through 2013 for which is currently at appeals with a refund pending Joint Committee on Taxation approval. The IRS opened an exam for the 2014 through 2018 amended tax returns. Federal income tax returns filed in 2019 through 2022 remain open, subject to potential future examination. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

9. Capital and Surplus

The Company has authorized 1,000,000 common stock shares at $10 per share par value of which 676,190 shares were issued and outstanding at December 31, 2023 and 2022.

The Company has 42,500 Series A preferred shares authorized, of which 0 shares were issued and outstanding at December 31, 2023 and 2022. The Company repurchased its Series A preferred shares for $58,000 on December 26, 2006 and previously reported 42,500 shares of Series A preferred stock outstanding at $10 par, carried as treasury stock. It was determined that these shares were cancelled by operation of law as they were not stipulated by the Board of Directors to be treasury shares at the time they were repurchased. The cancellation and removal of the preferred stock had no impact to capital and surplus of the Company. The Company also has 250,000 Series B preferred non-voting shares authorized at $10 per share par value, of which 0 shares were issued and outstanding at December 31, 2023 and 2022.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, excluding any admitted net negative (disallowed) IMR recorded as special surplus or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of earned surplus at the time of such dividend, the maximum payment which may be made in 2024, without the prior approval of insurance regulatory authorities, is $2,728.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

On December 21, 2022, the Company purchased 250,000 shares of TBRe to become its sole shareholder. TBRe received additional capital contributions from the Company of $10 and $490 on December 21, 2022 and December 29, 2023, respectively.

On December 14, 2023, the Company paid an ordinary common stock dividend of $300 to CGC.

On November 9, 2023, the Company received a return of capital of $267 from TLB.

On September 29, 2023, the Company paid an ordinary common stock dividend of $200 to CGC.

On June 21, 2023, the Company paid an ordinary common stock dividend of $300 to CGC.

On March 30, 2023, the Company paid an ordinary common stock dividend of $58 to CGC.

On December 15, 2022, the Company paid an ordinary common stock dividend of $275 to CGC.

On June 30, 2022, the Company received a return of contributed surplus of $165 from LIICA Re II.

On June 21, 2022, the Company paid an ordinary common stock dividend of $150 to CGC.

On March 29 2022, the Company received a capital contribution of $100 from CGC.

On December 15, 2021, the Company paid an ordinary dividend of $411 to CGC.

On December 13, 2021, the Company paid a common stock dividend of stock ownership of $339 to CGC.

On June 21 2021, the Company paid an ordinary common stock dividend of $350 to CGC.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2023 and 2022, the Company met the minimum RBC requirements.

The Company held special surplus funds in the amount of $445 and $380, as of December 31, 2023 and 2022, respectively, for derivatives hedging variable annuity guarantees as required under SSAP No. 108.

The Company held special surplus funds in the amount of $71 as of December 31, 2023 for admitted disallowed IMR as required under INT 23-01. As of December 31, 2022, there was no admitted disallowed IMR.

10. Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2023 and 2022, respectively, securities with a fair value of $1,967 and $2,141 were on loan under securities lending agreements. At December 31, 2023 and 2022, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $2,292 and $2,115 at December 31, 2023 and 2022, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value

	2023	2022

Open	$2,292	$2,115
Securities received	—	—

Total collateral received	$2,292	$2,115

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2023		2022

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$105	$105	$99	$99
30 days or less	938	938	661	661
31 to 60 days	562	562	375	375
61 to 90 days	84	84	242	242
91 to 120 days	296	296	217	217
121 to 180 days	307	307	521	521

Total	2,292	2,292	2,115	2,115
Securities received	—	—	—	—

Total collateral reinvested	$2,292	$2,292	$2,115	$2,115

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $2,301 (fair value of $2,292) that are currently

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

tradable securities that could be sold and used to pay for the $2,292 in collateral calls that could come due under a worst-case scenario.

11. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by Transamerica Corporation (TA Corp) which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will contribute an amount up to four percent of the participant’s eligible earnings per the plan’s matching formula. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974 (ERISA), as amended. Benefits expense of $18, $18 and $13 was allocated to the Company for the years ended December 31, 2023, 2022 and 2021, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on the employee’s eligible compensation. The plan provides benefits based on a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory. The benefits are based on the employee’s eligible compensation. The plans provide benefits based on a cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $11, $17 and $28 for the years ended December 31, 2023, 2022 and 2021, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Company’s allocation of postretirement expenses was $4, $4 and $5 for the years ended December 31, 2023, 2022 and 2021, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2023, 2022 and 2021 was insignificant.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. Effective August 1, 2020, the Company, and an affiliate, Transamerica Financial Life Insurance Company (TFLIC), entered into a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the IID, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $621, $564 and $690 during 2023, 2022 and 2021, respectively. The amount paid as a result of being a party to these agreements was $619, $605 and $679 during 2023, 2022 and 2021, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $30, $31 and $29 for these services during 2023, 2022 and 2021, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $98, $89 and $89 for these services during 2023, 2022 and 2021, respectively.

The Company has an administration service agreement with Transamerica Asset Management (TAM) to provide administrative services to the Transamerica Series Trust. The Company received $115, $130 and $168 for these services during 2023, 2022 and 2021, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $10, $6 and $9 for the years ended December 31, 2023, 2022 and 2021, respectively.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2023, 2022 and 2021, the Company received (paid) net interest of ($21), ($5) and $0 from (to) affiliates, respectively. At December 31, 2023 and 2022, respectively, the Company reported net receivables (payables) from (to) affiliates of $629 and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

$466. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

At December 31, 2023, the Company had short-term intercompany notes receivables of $350 as follows.

Receivable from	Amount	Due By	Interest Rate

TA Corp	$ 175	March 27, 2024	4.61%
TA Corp	75	June 21, 2024	5.15
ULI Funding LLC (ULIF)	100	December 30, 2024	5.29

At December 31, 2022, the Company had one short-term intercompany notes receivable. On December 30, 2022, the Company issued a variable funding promissory note valued at $97 to ULIF. The terms of the loan include a 5.20% annual interest rate and maturity date at December 30, 2023.

On December 20, 2022, the Company purchased all 2,520 common shares held by Aegon International B.V. of TLB at its economic value for a total of $61. The Company now has 100% ownership of TLB.

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value

Real Estate Alternatives Portfolio 2, LLC	$1
Real Estate Alternatives Portfolio 3, LLC	14
Real Estate Alternatives Portfolio 4 HR, LLC	187
Real Estate Alternatives Portfolio 4 MR, LLC	8
Aegon Workforce Housing Fund 2, L.P.	199
Aegon Workforce Housing Fund 3, L.P.	16
Natural Resources Alternatives Portfolio I, LLC	329
Natural Resources Alternatives Portfolio II, LLC	132
Natural Resources Alternatives Portfolio 3, LLC	255
TA Private Equity Assets LLC	359
Zero Beta Fund, LLC	5
TA-APOP I, LLC	154
TA-APOP I-A, LLC	26

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheets value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2023 and 2022:

December 31, 2023
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	136	136	—
Transamerica Fund Services, Inc.	44	—	—	—
Total SSAP No. 97 8b(iii) Entities	XXX	$136	$136	$—
SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$415	$415	$—
Total SSAP No. 97 8b(iv) Entities	XXX	$415	$415	$—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$551	$551	$—
Aggregate Total	XXX	$551	$551	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2022
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	124	124	—
Transamerica Fund Services, Inc.	44	—	—	—
Total SSAP No. 97 8b(iii) Entities	XXX	$124	$124	$—
SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$10	$10	$—
Total SSAP No. 97 8b(iv) Entities	XXX	$10	$10	$—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$134	$134	$—
Aggregate Total	XXX	$134	$134	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2023

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**

SSAP No. 97 8a Entities
None			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group, Inc.	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	10/25/2023	124	Y	N	I
Transamerica Fund Services, Inc.	NA		—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$124	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	NA		$—	—	—	I

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$124	—	—	—

Aggregate Total	—	—	$124	—	—	—

*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

** I - Immaterial or M - Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2022

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**

SSAP No. 97 8a Entities
None			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—			I
AEGON Financial Services Group, Inc.	NA		—			I
Garnet Assurance Corporation	NA		—			I
Garnet Assurance Corporation III	NA		—			I
Life Investors Alliance LLC	NA		—			I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—			I
Transamerica Asset Management, Inc.	S2	12/5/2022	121	Y	N	I
Transamerica Fund Services, Inc.	NA		—			I

Total SSAP No. 97 8b(iii) Entities	—	—	$121	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	S1	4/6/2023	$—	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$121	—	—	—

Aggregate Total	—	—	$121	—	—	—

*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

** I - Immaterial or M - Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

The Company reports an investment in the following insurance SCAs for which the reported statutory equity reflects a departure from NAIC SAP. Each of the insurance SCAs listed in the table below reflects an admitted asset, equal to the value of the excess of loss reinsurance asset provided by an unaffiliated company, whereas this would not be an admitted asset recognized by SSAP No. 4, Assets and Non Admitted Assets.

LIICA Re II	Excess of loss reinsurance asset
TPRe	Excess of loss reinsurance asset

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has two Limited Purpose Subsidiaries (LPS) with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TORI	Credit linked note
TLIC Watertree Reinsurance, Inc. (TWRI)	Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*
LIICA Re II	$ —	$ (1,779)	$ 361	$ —
TPRe	—	(1,363)	251	—
TORI	—	(3,365)	1,147	—
TWRI	—	(1,247)	634	—

*Per AP&P Manual (without permitted or prescribed practices)

Had the above SCA entities not been permitted to recognize the excess of loss reinsurance assets or the credit linked note as admitted assets in the financial statements, the risk-based capital would have been below the mandatory control level which would have triggered a regulatory event.

Information regarding the Company’s affiliated reinsurance transactions is available in Note 7.

Information regarding the Company’s affiliated guarantees is available in Note 14.

13. Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. There were no MGA’s/TPA’s that wrote premiums in excess of 5% of the Company’s surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

14. Commitments and Contingencies

At December 31, 2023 and 2022, the Company has mortgage loan commitments of $437 and $110, respectively.

The Company has contingent commitments of $904 and $1,038, as of December 31, 2023 and 2022, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $2 and $4, respectively.

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2023 and 2022 was $11 and $13, respectively.

Private placement commitments outstanding as of December 31, 2023 and 2022 were $90 and $141, respectively.

The Company sold $0 and ($63) of “to-be-announced” (TBA) securities as of December 31, 2023 and 2022, respectively. Due to different counterparties, the receivable related to these TBAs was not reclassed.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2023 and 2022, respectively, was $361 and $981.

At December 31, 2023 and 2022, securities in the amount of $87 and $27, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. No payments are required as of December 31, 2023 and 2022. The current assessment of risk of making payments under these guarantees is remote.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of December 31, 2023 and 2022, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of S&P’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. The Company can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from S&P’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than the Company’s then current rating or AA, whichever is lower. As of December 31, 2023 and 2022, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these two guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets.

The Company has provided a guarantee to TLB’s (Singapore Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2023 and 2022, TLB holds related statutory-basis policy and claim reserves of $109 and $55, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2023 and 2022, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company has provided a guarantee to TLB’s (Hong Kong Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2023 and 2022, TLB policies covered by this guarantee would have resulted in US statutory policy and claim reserves of $129 and $125, respectively, which would represent a fair measure of the maximum potential amount of future payments the Company under this guarantee based on the US statutory reserve requirements. TLB is a subsidiary of the Company and TLB has invested assets supporting these policies which mitigates this risk. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2023 and 2022, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary. Management monitors TLB’s financial condition, and there are no indications that

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

TLB will become insolvent. As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.

The Company is a party to a fee agreement with TLB whereby the Company continues to provide the guarantees with respect to TLB described in the paragraphs above. The Company received $0 and $1 under this agreement in 2023 and 2022, respectively.

The Company has provided guarantees for the obligations of noninsurance third party assignment companies who have accepted assignments of structured settlement payment obligations from the Company and have purchased structured settlement insurance policies issued by the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The direct statutory reserve established at December 31, 2023 and 2022 for the total payout block is $4,765 and $4,880, respectively. As this reserve is already recorded on the Balance Sheets of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

During 2019, the Company entered into an agreement with AURA, LLC to commit to purchase certain tax credit investments up to a maximum of $100,000. Under the terms of the agreement, the Company provides certain commitments to purchase tax credit investments that are part of tax credit funds in the event certain conditions are met. The Company did not acquire any tax credit investments during 2023 or 2022 under this agreement. As of December 31, 2023 and 2022, there is $24 and $0 committed to these purchases.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2023 and 2022:

December 31
	2023	2022

Aggregate maximum potential of future payments of all guarantees (undiscounted)	$ 238	$ 179

Current liability recognized in financial statements:

Noncontingent liabilities	—	—

Contingent liabilities	—	—

Ultimate financial statement impact if action required:

Incurred claims	238	179

Other	—	—

Total impact if action required	$ 238	$ 179

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for asset and liability management and spread lending purposes. The Company has determined the actual/estimated long-term maximum borrowing capacity as $5,601 and $5,585 at December 31, 2023 and 2022, respectively. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2023 and 2022, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2023	2022

Membership Stock:
Class A	$—	$—
Class B	10	10
Activity Stock	78	120
Excess Stock	—	—

Total	$88	$130

At December 31, 2023 and 2022, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2023
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2022
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

At December 31, 2023 and 2022, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value

December 31, 2023
Total Collateral Pledged	$3,452	$3,937
Maximum Collateral Pledged	4,803	5,290

	Fair Value	Carry Value

December 31, 2022
Total Collateral Pledged	$4,704	$5,335
Maximum Collateral Pledged	4,704	5,335

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2023 and 2022, the borrowings from the FHLB were as follows:

	December 31, 2023		December 31, 2022

	General Account	Funding Agreements Reserves Established	General Account	Funding Agreements Reserves Established

Debt [1]	$1,725	$—	$2,995	$—
Funding agreements [2]	—	—	—	—
Other	—	—	—	—

Total	$1,725	$—	$2,995	$—

1 The maximum amount of borrowing during 2023 was $2,300

2 The maximum amount of borrowing during 2023 was $0

As of December 31, 2023, the weighted average interest rate on FHLB advances was 4.627% with a weighted average term of 2.0 years. As of December 31, 2022, the weighted average interest rate on FHLB advances was 4.550% with a weighted average term of 2.5 years.

At December 31, 2023 and 2022, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $50,150 and $55,298 as of December 31, 2023 and 2022, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans, where the plan sponsor retains ownership and control of the related plan assets and the Company provides book value benefit responsiveness to qualified participant withdrawals, in the event withdrawals requested exceeds plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit withdrawal needs and earns a market interest rate on these advances. A periodically adjusted contract-crediting rate is a means by which investment and benefit responsiveness experience is passed through to participants. In return for the book value benefit responsiveness guarantee, the Company receives a premium that varies based on such elements as benefit responsiveness exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines ensuring the appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements to have a material impact on the reported financial results. In compliance with statutory guidelines, related reserves of $2 and $10 were recorded at December 31, 2023 and 2022, respectively.

The Company is party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company’s financial position.

The Company was named in two class actions relating to increases in monthly deduction rates (MDR) on universal life products in 2015 to 2016 and 2017 to 2018, respectively, as well as several individual lawsuits. The Company settled these two class actions, one in March 2019 and one in June 2021. In connection with the class actions, exposure existed related to opt out class members. The Company held provisions totaling $89 for the remaining exposure as of December 31, 2023.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $8 and $8 and an offsetting premium tax benefit $6 and $6 at December 31, 2023 and 2022, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $0, $3 and $3 for the years ended December 31, 2023, 2022 and 2021, respectively.

15. Sales, Transfers, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company is party to municipal repurchase agreements which were established via bilateral trades and accounted for as secured borrowings. For municipal repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information on the securities sold under the municipal repurchase agreements for four quarters of 2023 and 2022:

December 31, 2023

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$685
Fair Value	$273	$249	$662	$623

Ending Balance
BACV	XXX	XXX	XXX	$156
Fair Value	$198	$249	$662	$157

December 31, 2022

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$256
Fair Value	$167	$245	$250	$252

Ending Balance
BACV	XXX	XXX	XXX	$256
Fair Value	$167	$245	$250	$251

	2023			2022

	NAIC 1	NAIC 2	Total	NAIC 1	NAIC 2	Total

Bonds - BACV	$143	$13	$156	$217	$39	$256
Bonds - FV	144	13	157	211	40	251

These securities have maturity dates that range from July 1, 2025 to May 15, 2033.

The following table provides information on the cash collateral received and liability to return collateral under the municipal repurchase agreements for four quarters of 2023 and 2022:

December 31, 2023

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$147	$186	$536	$508

Ending Balance (1)
Cash	$147	$186	$536	$110

(1) The remaining collateral held was greater than 90 days from contractual maturity.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2022

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$141	$177	$199	$106

Ending Balance (1)
Cash	$141	$177	$199	$106

(1) The remaining collateral held was greater than 90 days from contractual maturity.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2023 and 2022, the Company had dollar repurchase agreements outstanding in the amount of $11 and $95, respectively, which is included in borrowed money on the Balance Sheets. Those amounts include accrued interest of $0 and $1, at December 31, 2023 and 2022, respectively. At December 31, 2023, securities with a book value of $11 and a fair value of $11 were subject to dollar repurchase agreements. These securities have maturity dates that range from May 1, 2037 to September 1, 2053. At December 31, 2022, securities with a book value of $96 and a fair value of $88 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value

	2023	2022

Open	$11	$93
Securities received	—	—

Total collateral received	$11	$93

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell or reacquire any securities with an NAIC designation of 3 or below during 2023.

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). The Company has not identified any Type 1 subsequent events for the year ended December 31, 2023 through April 11, 2024.

Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified a Type II subsequent event for the year ended December 31, 2023. In January 2024, final settlement was reached on the remaining opt out class member exposure associated with the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

MDR class action lawsuits discussed in Note 14, resulting in no further material exposure related to this matter.

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2023
Entity Name	FEIN

Transamerica Corporation	42-1484983

AEGON Asset Management Services Inc	39-1884868

AEGON Direct Marketing Services Inc	42-1470697

AEGON Financial Services Group Inc	41-1479568

AEGON Institutional Markets Inc	61-1085329

AEGON Management Company	35-1113520

AEGON USA Real Estate Services Inc	61-1098396

AEGON USA Realty Advisors of CA	20-5023693

AUSA Properties Inc	27-1275705

Commonwealth General Corporation	51-0108922

Creditor Resources Inc	42-1079584

CRI Solutions Inc	52-1363611

Financial Planning Services Inc	23-2130174

Garnet Assurance Corporation	11-3674132

Garnet Assurance Corporation II	14-1893533

Garnet Assurance Corporation III	01-0947856

Ironwood Re Corp	47-1703149

LIICA RE II	20-5927773

Money Services Inc	42-1079580

Monumental General Administrators Inc	52-1243288

Pearl Holdings Inc I	20-1063558

Pearl Holdings Inc II	20-1063571

Real Estate Alternatives Portfolio 3A Inc	20-1627078

River Ridge Insurance Company	20-0877184

Stonebridge Benefit Services Inc	75-2548428

TLIC Oakbrook Reinsurance Inc.	47-1026613

TLIC Watertree Reinsurance, Inc.	81-3715574

Transamerica Affordable Housing Inc	94-3252196

Transamerica Asset Management	59-3403585

Transamerica Bermuda Re, Ltd	98-1701849

Transamerica Capital Inc	95-3141953

Transamerica Casualty Insurance Company	31-4423946

Transamerica Corporation (OREGON)	98-6021219

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2023
Entity Name	FEIN

Transamerica Finance Corporation	95-1077235

Transamerica Financial Advisors	59-2476008

Transamerica Financial Life Insurance Company	36-6071399

Transamerica Fund Services Inc	59-3403587

Transamerica International Re (Bermuda) Ltd	98-0199561

Transamerica Investors Securities Corp	13-3696753

Transamerica Life Insurance Company	39-0989781

Transamerica Pacific Re, Inc.	85-1028131

Transamerica Resources Inc	52-1525601

Transamerica Stable Value Solutions Inc	27-0648897

Transamerica Trust Company	42-0947998

United Financial Services Inc	52-1263786

World Fin Group Ins Agency of Massachusetts Inc	04-3182849

World Financial Group Inc	42-1518386

World Financial Group Ins Agency of Hawaii Inc	99-0277127

World Financial Group Insurance Agency of WY Inc	42-1519076

Zahorik Company Inc	95-2775959

Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2023

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)

Fixed maturities
Bonds:
United States government and government agencies and authorities	$4,818	$4,598	$5,485
States, municipalities and political subdivisions	2,453	2,090	2,453
Foreign governments	721	652	721
Hybrid securities	271	263	270
All other corporate bonds	37,461	35,038	37,423
Preferred stocks	60	59	59

Total fixed maturities	45,784	42,700	46,411

Equity securities
Common stocks:
Industrial, miscellaneous and all other	105	113	113

Total equity securities	105	113	113

Mortgage loans on real estate	9,409		9,409
Real estate	41		41
Policy loans	2,109		2,109
Other long-term investments	1,381		1,381
Receivable for securities	23		23
Receivable for derivative cash collateral posted to counterparty	361		361
Securities lending	2,292		2,292
Cash, cash equivalents and short-term investments	3,055		3,055

Total investments	$64,560		$65,195

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.

(2)	Bonds of $29 are held at fair value rather than amortized cost. Preferred stock of $58 are held at fair value.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2023
Individual life	$29,961	$—	$493	$2,410	$1,882	$2,870	$1,808
Individual health	6,083	105	317	665	382	807	221
Group life and health	2,455	19	124	788	134	520	370
Annuity	13,873	—	49	5,653	1,199	10,215	(4,060)

	$52,372	$124	$983	$9,516	$3,597	$14,412	$(1,661)

Year ended December 31, 2022
Individual life	$30,960	$—	$580	$8,576	$1,626	$9,716	$1,201
Individual health	5,993	112	327	710	406	822	226
Group life and health	2,469	21	128	806	170	509	360
Annuity	18,401	—	63	9,721	1,095	21,481	(10,034)

	$57,823	$133	$1,098	$19,813	$3,297	$32,528	$(8,247)

Year ended December 31, 2021
Individual life	$25,206	$—	$664	$1,673	$1,600	$4,243	$1,086
Individual health	5,871	115	342	737	441	703	220
Group life and health	2,480	22	134	801	166	530	320
Annuity	18,289	—	37	11,271	984	19,574	(7,757)

	$51,846	$137	$1,177	$14,482	$3,191	$25,050	$(6,131)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2023
Life insurance in force	$798,119	$540,679	$262,185	$519,625	50	%

Premiums:
Individual life	$4,598	$3,029	$841	$2,410	35	%
Individual health	717	58	6	665	1
Group life and health	898	112	2	788	0
Annuity	10,049	4,403	7	5,653	0

	$16,262	$7,602	$856	$9,516	9	%

Year ended December 31, 2022
Life insurance in force	$776,124	$616,800	$319,443	$478,767	67	%

Premiums:
Individual life	$4,547	$2,316	$6,345	$8,576	74	%
Individual health	758	60	12	710	2
Group life and health	927	135	14	806	2
Annuity	9,725	16	12	9,721	0

	$15,957	$2,527	$6,383	$19,813	32	%

Year ended December 31, 2021
Life insurance in force	$760,949	$700,434	$367,342	$427,857	86	%

Premiums:
Individual life	$4,460	$4,016	$1,229	$1,673	73	%
Individual health	787	62	12	737	2
Group life and health	920	136	17	801	2
Annuity	11,424	166	13	11,271	0

	$17,591	$4,380	$1,271	$14,482	9	%

FINANCIAL STATEMENTS

Transamerica Life Insurance Company

WRL Series Life Account

Years Ended December 31, 2023 and 2022

Transamerica Life Insurance Company

WRL Series Life Account

Financial Statements

Years Ended December 31, 2023 and 2022

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Life Insurance Company and the Contract Owners of WRL Series Life Account

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of WRL Series Life Account indicated in the table below as of December 31, 2023, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of WRL Series Life Account as of December 31, 2023, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

AB Balanced Hedged Allocation Class B Shares	TA Aegon Bond Initial Class

Fidelity® VIP Contrafund® Service Class 2	TA Aegon Core Bond Initial Class

Fidelity® VIP Equity-Income Service Class 2	TA Aegon High Yield Bond Initial Class

Fidelity® VIP Growth Opportunities Service Class 2	TA Aegon Sustainable Equity Income Initial Class

Fidelity® VIP Index 500 Service Class 2	TA Aegon U.S. Government Securities Initial Class

Franklin Allocation Class 4 Shares	TA BlackRock Government Money Market Initial Class

ProFund Access VP High Yield	TA BlackRock iShares Active Asset Allocation - Conservative Initial Class

ProFund VP Asia 30	TA BlackRock iShares Active Asset Allocation - Moderate Initial Class

ProFund VP Bull	TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class

ProFund VP Communication Services	TA BlackRock iShares Edge 40 Initial Class

ProFund VP Consumer Discretionary	TA BlackRock Real Estate Securities Initial Class

ProFund VP Emerging Markets	TA BlackRock Tactical Allocation Initial Class

ProFund VP Energy	TA Goldman Sachs Managed Risk - Balanced ETF Initial Class

ProFund VP Europe 30	TA Goldman Sachs Managed Risk - Growth ETF Initial Class

ProFund VP Falling U.S. Dollar	TA International Focus Initial Class

ProFund VP Financials	TA Janus Balanced Initial Class

ProFund VP Government Money Market	TA Janus Mid-Cap Growth Initial Class

ProFund VP International	TA JPMorgan Asset Allocation - Conservative Initial Class

ProFund VP Japan	TA JPMorgan Asset Allocation - Growth Initial Class

ProFund VP Materials	TA JPMorgan Asset Allocation - Moderate Initial Class

ProFund VP Mid-Cap	TA JPMorgan Asset Allocation - Moderate Growth Initial Class

ProFund VP NASDAQ-100	TA JPMorgan Enhanced Index Initial Class

ProFund VP Pharmaceuticals	TA JPMorgan International Moderate Growth Initial Class

1

ProFund VP Precious Metals	TA JPMorgan Mid Cap Value Initial Class

ProFund VP Short Emerging Markets	TA JPMorgan Tactical Allocation Initial Class

ProFund VP Short International	TA Morgan Stanley Capital Growth Initial Class

ProFund VP Short NASDAQ-100	TA Morgan Stanley Global Allocation Initial Class

ProFund VP Short Small-Cap	TA Multi-Managed Balanced Initial Class

ProFund VP Small-Cap	TA PIMCO Tactical - Balanced Initial Class

ProFund VP Small-Cap Value	TA PIMCO Tactical - Conservative Initial Class

ProFund VP U.S. Government Plus	TA PIMCO Tactical - Growth Initial Class

ProFund VP UltraNASDAQ-100	TA Small/Mid Cap Value Initial Class

ProFund VP UltraSmall-Cap	TA T. Rowe Price Small Cap Initial Class

ProFund VP Utilities	TA WMC US Growth Initial Class

Basis for Opinions

These financial statements are the responsibility of the Transamerica Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of WRL Series Life Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of WRL Series Life Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the custodian, the transfer agent, or the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 19, 2024

We have served as the auditor of one or more of the subaccounts of WRL Series Life Account since 2014.

2

Transamerica Life Insurance Company

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

AB Balanced Hedged Allocation Class B Shares	320,733.960	$3,060,829	$2,767,934	$(2)	$2,767,932	121,552	$19.037758	$28.877541
Fidelity® VIP Contrafund® Service Class 2	704,464.277	26,175,330	32,990,062	(78)	32,989,984	706,539	39.798910	54.325665
Fidelity® VIP Equity-Income Service Class 2	585,136.901	13,383,570	13,990,623	4	13,990,627	405,241	30.639652	37.842345
Fidelity® VIP Growth Opportunities Service Class 2	396,126.825	21,929,574	22,971,395	47	22,971,442	406,807	51.064727	64.587550
Fidelity® VIP Index 500 Service Class 2	217,796.598	83,252,720	99,158,435	(48)	99,158,387	2,209,321	38.902379	54.351792
Franklin Allocation Class 4 Shares	427,863.709	2,231,332	2,182,105	(2)	2,182,103	92,502	19.733096	31.387760
ProFund Access VP High Yield	146,718.184	3,609,697	3,631,275	1	3,631,276	203,764	15.823997	23.330015
ProFund VP Asia 30	96,942.809	3,681,677	3,439,531	(10)	3,439,521	357,400	8.764974	10.102199
ProFund VP Bull	95,588.000	5,027,489	4,830,062	(5)	4,830,057	140,606	30.310369	35.197863
ProFund VP Communication Services	32,318.328	1,070,012	1,232,621	(3)	1,232,618	66,733	16.316951	19.540735
ProFund VP Consumer Discretionary	81,017.892	5,510,220	5,347,181	(8)	5,347,173	134,651	37.797938	47.395944
ProFund VP Emerging Markets	204,785.332	5,666,253	5,793,377	(9)	5,793,368	615,422	7.827207	10.069349
ProFund VP Energy	295,254.482	12,371,247	12,456,787	(10)	12,456,777	1,075,195	9.183194	12.503578
ProFund VP Europe 30	46,534.787	1,124,826	1,205,251	4	1,205,255	89,488	11.393974	15.184834
ProFund VP Falling U.S. Dollar	13,398.557	203,373	208,884	(1)	208,883	36,832	4.527261	5.986571
ProFund VP Financials	104,334.690	4,666,039	4,792,092	88	4,792,180	189,856	18.363896	28.684138
ProFund VP Government Money Market	12,885,189.340	12,885,189	12,885,189	(118)	12,885,071	1,276,341	8.490590	11.246761
ProFund VP International	167,626.058	3,225,811	3,449,744	70	3,449,814	274,938	9.779052	13.128907
ProFund VP Japan	28,233.727	1,746,013	1,841,121	(89)	1,841,032	79,246	16.511745	27.949210
ProFund VP Materials	49,441.125	3,946,201	4,226,227	34	4,226,261	229,668	15.959877	19.796781
ProFund VP Mid-Cap	293,167.404	4,577,122	4,898,827	(3)	4,898,824	188,507	24.937053	30.218767
ProFund VP NASDAQ-100	776,382.121	38,523,859	44,929,233	8	44,929,241	680,903	59.865926	82.513380
ProFund VP Pharmaceuticals	154,544.530	5,642,863	5,314,786	1	5,314,787	212,222	23.227407	27.431937
ProFund VP Precious Metals	291,096.198	7,813,888	7,393,843	(41)	7,393,802	1,612,470	4.250291	4.978761
ProFund VP Short Emerging Markets	15,851.921	405,656	372,203	-	372,203	122,127	1.611986	3.659108
ProFund VP Short International	14,774.996	413,684	367,602	(1)	367,601	130,006	1.869159	3.287402
ProFund VP Short NASDAQ-100	122,307.834	1,676,579	1,503,163	(34)	1,503,129	2,741,805	0.322104	0.670949
ProFund VP Short Small-Cap	31,042.785	741,292	685,735	(69)	685,666	591,396	0.655240	1.564480
ProFund VP Small-Cap	110,492.267	3,493,982	3,789,885	(4)	3,789,881	164,436	22.155206	24.969810
ProFund VP Small-Cap Value	89,375.209	3,642,258	3,839,559	75	3,839,634	144,393	25.797481	30.390120
ProFund VP U.S. Government Plus	206,365.335	3,186,529	2,624,967	(38)	2,624,929	218,058	10.621266	13.504265
ProFund VP UltraNASDAQ-100	2,784,525.661	61,511,941	86,153,224	12	86,153,236	492,881	155.255341	180.925425
ProFund VP UltraSmall-Cap	574,650.716	6,881,133	7,935,926	15	7,935,941	278,192	24.455440	30.116919
ProFund VP Utilities	125,965.106	5,139,768	4,714,874	(10)	4,714,864	211,415	17.514137	24.438155
TA Aegon Bond Initial Class	1,764,731.590	17,713,076	17,082,602	(23)	17,082,579	1,195,134	12.285333	17.749798
TA Aegon Core Bond Initial Class	2,481,532.314	31,369,076	27,222,409	(71)	27,222,338	1,294,759	12.406024	48.363796
TA Aegon High Yield Bond Initial Class	1,759,354.497	12,561,057	12,033,985	(31)	12,033,954	582,576	17.921117	28.366973
TA Aegon Sustainable Equity Income Initial Class	2,992,369.771	57,891,441	54,640,672	(19)	54,640,653	1,817,834	19.007773	50.470131
TA Aegon U.S. Government Securities Initial Class	679,368.988	7,007,526	6,195,845	13	6,195,858	484,528	11.204861	15.328825
TA BlackRock Government Money Market Initial Class	34,440,834.440	34,440,834	34,440,834	(92)	34,440,742	2,664,668	8.889726	20.652488
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	458,384.473	4,564,463	4,134,628	(16)	4,134,612	288,780	12.729590	15.604984

See accompanying notes.	3

Transamerica Life Insurance Company

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	207,527.479	$2,153,134	$2,060,748	$(10)	$2,060,738	142,572	$13.053387	$15.395041
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	2,254,821.969	23,612,083	23,359,956	(44)	23,359,912	1,597,003	12.875562	16.539753
TA BlackRock iShares Edge 40 Initial Class	271,122.408	2,509,522	2,342,498	(22)	2,342,476	135,596	13.104455	21.997670
TA BlackRock Real Estate Securities Initial Class	3,273,696.819	36,305,470	31,820,333	36	31,820,369	1,460,802	14.649912	41.874485
TA BlackRock Tactical Allocation Initial Class	4,794,389.427	31,961,482	25,074,657	(20)	25,074,637	1,339,062	16.627936	19.887507
TA Goldman Sachs Managed Risk - Balanced ETF Initial Class	291,636.188	3,565,583	3,368,398	(5)	3,368,393	192,092	16.814373	19.990947
TA Goldman Sachs Managed Risk - Growth ETF Initial Class	393,173.461	4,130,367	4,159,775	10	4,159,785	202,728	19.633893	22.848773
TA International Focus Initial Class	3,796,197.299	32,141,759	32,913,031	(29)	32,913,002	1,687,365	16.605775	24.982625
TA Janus Balanced Initial Class	889,328.658	15,046,798	14,442,697	(8)	14,442,689	627,215	21.430799	26.593643
TA Janus Mid-Cap Growth Initial Class	13,971,838.857	455,540,033	426,560,240	(72)	426,560,168	7,324,646	28.331470	148.240517
TA JPMorgan Asset Allocation - Conservative Initial Class	2,459,902.741	24,382,816	21,204,362	(75)	21,204,287	1,135,354	14.977639	22.183603
TA JPMorgan Asset Allocation - Growth Initial Class	34,666,130.012	398,985,084	359,141,107	(8)	359,141,099	13,020,512	23.207979	37.031897
TA JPMorgan Asset Allocation - Moderate Initial Class	6,421,749.669	73,542,181	65,822,934	(197)	65,822,737	3,318,812	16.989784	25.864876
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	29,371,687.561	340,474,105	296,066,611	(189)	296,066,422	13,201,291	19.345843	30.221279
TA JPMorgan Enhanced Index Initial Class	914,823.616	21,476,463	21,873,433	(3)	21,873,430	466,420	41.459670	57.107160
TA JPMorgan International Moderate Growth Initial Class	1,255,697.372	12,008,220	11,502,188	(35)	11,502,153	735,845	13.531054	17.531414
TA JPMorgan Mid Cap Value Initial Class	408,920.394	6,464,549	5,921,167	(1)	5,921,166	128,730	31.510516	56.092441
TA JPMorgan Tactical Allocation Initial Class	2,933,153.288	40,697,898	36,077,785	(31)	36,077,754	1,687,207	12.675090	47.444264
TA Morgan Stanley Capital Growth Initial Class	19,737,963.041	177,664,533	109,743,075	(5)	109,743,070	2,257,541	40.599595	67.696535
TA Morgan Stanley Global Allocation Initial Class	992,596.908	6,599,358	5,459,283	8	5,459,291	312,520	15.570487	18.352729
TA Multi-Managed Balanced Initial Class	8,571,513.509	122,411,734	131,744,163	(60)	131,744,103	3,440,480	26.809115	42.113599
TA PIMCO Tactical - Balanced Initial Class	503,614.908	5,622,287	4,915,282	(18)	4,915,264	321,129	14.228874	17.701068
TA PIMCO Tactical - Conservative Initial Class	873,344.531	9,797,224	8,410,308	(31)	8,410,277	602,755	13.235513	16.465311
TA PIMCO Tactical - Growth Initial Class	1,158,153.418	12,614,057	11,500,463	(23)	11,500,440	732,488	15.144761	19.031569
TA Small/Mid Cap Value Initial Class	7,082,356.939	139,010,025	134,281,488	(122)	134,281,366	3,644,015	29.819723	62.042315
TA T. Rowe Price Small Cap Initial Class	5,125,244.905	64,882,324	58,376,539	(75)	58,376,464	1,386,569	35.302732	58.926869
TA WMC US Growth Initial Class	44,552,004.680	1,345,346,908	1,597,189,368	(58)	1,597,189,310	25,581,384	40.669081	67.106417

See accompanying notes.	4

Transamerica Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	AB Balanced Hedged Allocation Class B Shares Subaccount	Fidelity® VIP Contrafund® Service Class 2 Subaccount	Fidelity® VIP Equity-Income Service Class 2 Subaccount	Fidelity® VIP Growth Opportunities Service Class 2 Subaccount

Net Assets as of December 31, 2021:	$3,334,899	$36,637,861	$13,664,086	$27,303,691

Investment Income:
Reinvested Dividends	93,026	74,179	235,286	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	20,539	172,575	82,737	114,481

Net Investment Income (Loss)	72,487	(98,396)	152,549	(114,481)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	303,054	1,400,098	469,202	3,870,373
Realized Gain (Loss) on Investments	(82,935)	670,412	148,994	725,410

Net Realized Capital Gains (Losses) on Investments	220,119	2,070,510	618,196	4,595,783
Net Change in Unrealized Appreciation (Depreciation)	(963,427)	(11,662,121)	(1,568,513)	(14,781,017)

Net Gain (Loss) on Investment	(743,308)	(9,591,611)	(950,317)	(10,185,234)

Net Increase (Decrease) in Net Assets Resulting from Operations	(670,821)	(9,690,007)	(797,768)	(10,299,715)

Increase (Decrease) in Net Assets from Contract Transactions	80,741	(1,850,671)	547,120	(1,515,130)

Total Increase (Decrease) in Net Assets	(590,080)	(11,540,678)	(250,648)	(11,814,845)

Net Assets as of December 31, 2022:	$2,744,819	$25,097,183	$13,413,438	$15,488,846

Investment Income:
Reinvested Dividends	22,640	78,015	235,054	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	17,513	177,064	85,966	116,476

Net Investment Income (Loss)	5,127	(99,049)	149,088	(116,476)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	129,724	1,085,202	403,350	-
Realized Gain (Loss) on Investments	(171,845)	434,301	119,215	358,314

Net Realized Capital Gains (Losses) on Investments	(42,121)	1,519,503	522,565	358,314
Net Change in Unrealized Appreciation (Depreciation)	355,410	6,655,431	569,715	6,746,909

Net Gain (Loss) on Investment	313,289	8,174,934	1,092,280	7,105,223

Net Increase (Decrease) in Net Assets Resulting from Operations	318,416	8,075,885	1,241,368	6,988,747

Increase (Decrease) in Net Assets from Contract Transactions	(295,303)	(183,084)	(664,179)	493,849

Total Increase (Decrease) in Net Assets	23,113	7,892,801	577,189	7,482,596

Net Assets as of December 31, 2023:	$2,767,932	$32,989,984	$13,990,627	$22,971,442

See Accompanying Notes. (1) See Footnote 1	5

Transamerica Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	Fidelity® VIP Index 500 Service Class 2 Subaccount	Franklin Allocation Class 4 Shares Subaccount	ProFund Access VP High Yield Subaccount	ProFund VP Asia 30 Subaccount

Net Assets as of December 31, 2021:	$89,078,492	$2,447,004	$3,027,455	$4,976,668

Investment Income:
Reinvested Dividends	943,504	31,594	108,510	18,523
Investment Expense:
Mortality and Expense Risk and Administrative Charges	397,944	13,251	18,071	20,731

Net Investment Income (Loss)	545,560	18,343	90,439	(2,208)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	592,632	199,116	-	435,238
Realized Gain (Loss) on Investments	5,366,478	(109,827)	(208,935)	(2,086,652)

Net Realized Capital Gains (Losses) on Investments	5,959,110	89,289	(208,935)	(1,651,414)
Net Change in Unrealized Appreciation (Depreciation)	(23,291,957)	(522,845)	(165,548)	358,655

Net Gain (Loss) on Investment	(17,332,847)	(433,556)	(374,483)	(1,292,759)

Net Increase (Decrease) in Net Assets Resulting from Operations	(16,787,287)	(415,213)	(284,044)	(1,294,967)

Increase (Decrease) in Net Assets from Contract Transactions	729,957	83,357	531,072	721,926

Total Increase (Decrease) in Net Assets	(16,057,330)	(331,856)	247,028	(573,041)

Net Assets as of December 31, 2022:	$73,021,162	$2,115,148	$3,274,483	$4,403,627

Investment Income:
Reinvested Dividends	1,110,375	27,867	161,412	3,756
Investment Expense:
Mortality and Expense Risk and Administrative Charges	401,070	12,270	17,963	18,841

Net Investment Income (Loss)	709,305	15,597	143,449	(15,085)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	755,171	34,592	-	143,447
Realized Gain (Loss) on Investments	4,002,609	(155,813)	(79,697)	(1,563,443)

Net Realized Capital Gains (Losses) on Investments	4,757,780	(121,221)	(79,697)	(1,419,996)
Net Change in Unrealized Appreciation (Depreciation)	13,840,807	383,965	233,605	1,546,666

Net Gain (Loss) on Investment	18,598,587	262,744	153,908	126,670

Net Increase (Decrease) in Net Assets Resulting from Operations	19,307,892	278,341	297,357	111,585

Increase (Decrease) in Net Assets from Contract Transactions	6,829,333	(211,386)	59,436	(1,075,691)

Total Increase (Decrease) in Net Assets	26,137,225	66,955	356,793	(964,106)

Net Assets as of December 31, 2023:	$99,158,387	$2,182,103	$3,631,276	$3,439,521

See Accompanying Notes. (1) See Footnote 1	6

Transamerica Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	ProFund VP Bull Subaccount	ProFund VP Communication Services Subaccount	ProFund VP Consumer Discretionary Subaccount	ProFund VP Emerging Markets Subaccount

Net Assets as of December 31, 2021:	$5,735,865	$966,416	$6,918,758	$6,210,598

Investment Income:
Reinvested Dividends	-	14,853	-	32,955
Investment Expense:
Mortality and Expense Risk and Administrative Charges	26,475	5,148	27,863	26,462

Net Investment Income (Loss)	(26,475)	9,705	(27,863)	6,493

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	605,680	-	53,433	-
Realized Gain (Loss) on Investments	84,903	5,291	(479,476)	(392,574)

Net Realized Capital Gains (Losses) on Investments	690,583	5,291	(426,043)	(392,574)
Net Change in Unrealized Appreciation (Depreciation)	(1,792,677)	(227,089)	(1,687,691)	(654,472)

Net Gain (Loss) on Investment	(1,102,094)	(221,798)	(2,113,734)	(1,047,046)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,128,569)	(212,093)	(2,141,597)	(1,040,553)

Increase (Decrease) in Net Assets from Contract Transactions	(414,504)	(52,203)	(646,345)	824,602

Total Increase (Decrease) in Net Assets	(1,543,073)	(264,296)	(2,787,942)	(215,951)

Net Assets as of December 31, 2022:	$4,192,792	$702,120	$4,130,816	$5,994,647

Investment Income:
Reinvested Dividends	-	9,278	-	115,399
Investment Expense:
Mortality and Expense Risk and Administrative Charges	24,475	4,760	23,014	26,766

Net Investment Income (Loss)	(24,475)	4,518	(23,014)	88,633

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	783,762	-	229,366	-
Realized Gain (Loss) on Investments	(207,903)	12,475	(367,087)	(720,913)

Net Realized Capital Gains (Losses) on Investments	575,859	12,475	(137,721)	(720,913)
Net Change in Unrealized Appreciation (Depreciation)	368,574	214,662	1,398,587	1,429,332

Net Gain (Loss) on Investment	944,433	227,137	1,260,866	708,419

Net Increase (Decrease) in Net Assets Resulting from Operations	919,958	231,655	1,237,852	797,052

Increase (Decrease) in Net Assets from Contract Transactions	(282,693)	298,843	(21,495)	(998,331)

Total Increase (Decrease) in Net Assets	637,265	530,498	1,216,357	(201,279)

Net Assets as of December 31, 2023:	$4,830,057	$1,232,618	$5,347,173	$5,793,368

See Accompanying Notes. (1) See Footnote 1	7

Transamerica Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	ProFund VP Energy Subaccount	ProFund VP Europe 30 Subaccount	ProFund VP Falling U.S. Dollar Subaccount	ProFund VP Financials Subaccount

Net Assets as of December 31, 2021:	$8,391,421	$1,410,359	$215,619	$7,421,217

Investment Income:
Reinvested Dividends	154,981	20,514	-	5,606
Investment Expense:
Mortality and Expense Risk and Administrative Charges	79,314	8,331	966	34,438

Net Investment Income (Loss)	75,667	12,183	(966)	(28,832)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	60,286	-	73,326
Realized Gain (Loss) on Investments	3,934,428	(152,114)	(26,047)	(9,812)

Net Realized Capital Gains (Losses) on Investments	3,934,428	(91,828)	(26,047)	63,514
Net Change in Unrealized Appreciation (Depreciation)	1,454,488	(104,249)	9,077	(1,210,017)

Net Gain (Loss) on Investment	5,388,916	(196,077)	(16,970)	(1,146,503)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,464,583	(183,894)	(17,936)	(1,175,335)

Increase (Decrease) in Net Assets from Contract Transactions	3,863,257	(169,330)	45,311	(931,169)

Total Increase (Decrease) in Net Assets	9,327,840	(353,224)	27,375	(2,106,504)

Net Assets as of December 31, 2022:	$17,719,261	$1,057,135	$242,994	$5,314,713

Investment Income:
Reinvested Dividends	357,732	25,353	-	21,461
Investment Expense:
Mortality and Expense Risk and Administrative Charges	85,746	8,467	1,784	23,732

Net Investment Income (Loss)	271,986	16,886	(1,784)	(2,271)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	194,103
Realized Gain (Loss) on Investments	1,493,452	34,702	(9,565)	(291,806)

Net Realized Capital Gains (Losses) on Investments	1,493,452	34,702	(9,565)	(97,703)
Net Change in Unrealized Appreciation (Depreciation)	(2,370,162)	149,196	12,594	649,463

Net Gain (Loss) on Investment	(876,710)	183,898	3,029	551,760

Net Increase (Decrease) in Net Assets Resulting from Operations	(604,724)	200,784	1,245	549,489

Increase (Decrease) in Net Assets from Contract Transactions	(4,657,760)	(52,664)	(35,356)	(1,072,022)

Total Increase (Decrease) in Net Assets	(5,262,484)	148,120	(34,111)	(522,533)

Net Assets as of December 31, 2023:	$12,456,777	$1,205,255	$208,883	$4,792,180

See Accompanying Notes. (1) See Footnote 1	8

Transamerica Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	ProFund VP Government Money Market Subaccount	ProFund VP International Subaccount	ProFund VP Japan Subaccount	ProFund VP Materials Subaccount

Net Assets as of December 31, 2021:	$19,922,125	$2,986,900	$651,443	$4,759,259

Investment Income:
Reinvested Dividends	164,136	-	-	8,424
Investment Expense:
Mortality and Expense Risk and Administrative Charges	88,718	11,216	5,880	23,433

Net Investment Income (Loss)	75,418	(11,216)	(5,880)	(15,009)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	117,875	58,970	42,473
Realized Gain (Loss) on Investments	-	139,284	(98,549)	89,789

Net Realized Capital Gains (Losses) on Investments	-	257,159	(39,579)	132,262
Net Change in Unrealized Appreciation (Depreciation)	-	(771,004)	(171,132)	(692,913)

Net Gain (Loss) on Investment	-	(513,845)	(210,711)	(560,651)

Net Increase (Decrease) in Net Assets Resulting from Operations	75,418	(525,061)	(216,591)	(575,660)

Increase (Decrease) in Net Assets from Contract Transactions	(4,822,163)	1,900,378	2,090,907	(456,646)

Total Increase (Decrease) in Net Assets	(4,746,745)	1,375,317	1,874,316	(1,032,306)

Net Assets as of December 31, 2022:	$15,175,380	$4,362,217	$2,525,759	$3,726,953

Investment Income:
Reinvested Dividends	607,438	-	-	19,266
Investment Expense:
Mortality and Expense Risk and Administrative Charges	78,286	16,209	9,596	21,666

Net Investment Income (Loss)	529,152	(16,209)	(9,596)	(2,400)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	-	(97,735)	292,885	(8,201)

Net Realized Capital Gains (Losses) on Investments	-	(97,735)	292,885	(8,201)
Net Change in Unrealized Appreciation (Depreciation)	-	660,242	245,053	434,982

Net Gain (Loss) on Investment	-	562,507	537,938	426,781

Net Increase (Decrease) in Net Assets Resulting from Operations	529,152	546,298	528,342	424,381

Increase (Decrease) in Net Assets from Contract Transactions	(2,819,461)	(1,458,701)	(1,213,069)	74,927

Total Increase (Decrease) in Net Assets	(2,290,309)	(912,403)	(684,727)	499,308

Net Assets as of December 31, 2023:	$12,885,071	$3,449,814	$1,841,032	$4,226,261

See Accompanying Notes. (1) See Footnote 1	9

Transamerica Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	ProFund VP Mid-Cap Subaccount	ProFund VP NASDAQ-100 Subaccount	ProFund VP Pharmaceuticals Subaccount	ProFund VP Precious Metals Subaccount

Net Assets as of December 31, 2021:	$6,370,458	$43,056,594	$6,642,729	$8,805,544

Investment Income:
Reinvested Dividends	-	-	4,917	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	28,509	177,001	38,685	51,105

Net Investment Income (Loss)	(28,509)	(177,001)	(33,768)	(51,105)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,097,008	6,318,437	369,069	-
Realized Gain (Loss) on Investments	(992,775)	(5,216,145)	168,093	(506,876)

Net Realized Capital Gains (Losses) on Investments	104,233	1,102,292	537,162	(506,876)
Net Change in Unrealized Appreciation (Depreciation)	(1,086,624)	(15,119,811)	(971,694)	(635,856)

Net Gain (Loss) on Investment	(982,391)	(14,017,519)	(434,532)	(1,142,732)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,010,900)	(14,194,520)	(468,300)	(1,193,837)

Increase (Decrease) in Net Assets from Contract Transactions	(749,029)	(3,031,111)	107,655	(81,316)

Total Increase (Decrease) in Net Assets	(1,759,929)	(17,225,631)	(360,645)	(1,275,153)

Net Assets as of December 31, 2022:	$4,610,529	$25,830,963	$6,282,084	$7,530,391

Investment Income:
Reinvested Dividends	-	-	29,864	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	21,634	186,310	32,249	43,175

Net Investment Income (Loss)	(21,634)	(186,310)	(2,385)	(43,175)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	199,335	111,021	-
Realized Gain (Loss) on Investments	(477,164)	(2,719,424)	23,002	(460,875)

Net Realized Capital Gains (Losses) on Investments	(477,164)	(2,520,089)	134,023	(460,875)
Net Change in Unrealized Appreciation (Depreciation)	986,328	17,217,254	(537,940)	566,606

Net Gain (Loss) on Investment	509,164	14,697,165	(403,917)	105,731

Net Increase (Decrease) in Net Assets Resulting from Operations	487,530	14,510,855	(406,302)	62,556

Increase (Decrease) in Net Assets from Contract Transactions	(199,235)	4,587,423	(560,995)	(199,145)

Total Increase (Decrease) in Net Assets	288,295	19,098,278	(967,297)	(136,589)

Net Assets as of December 31, 2023:	$4,898,824	$44,929,241	$5,314,787	$7,393,802

See Accompanying Notes. (1) See Footnote 1	10

Transamerica Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	ProFund VP Short Emerging Markets Subaccount	ProFund VP Short International Subaccount	ProFund VP Short NASDAQ-100 Subaccount	ProFund VP Short Small-Cap Subaccount

Net Assets as of December 31, 2021:	$390,777	$276,635	$679,736	$635,292

Investment Income:
Reinvested Dividends	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,452	2,695	10,435	4,978

Net Investment Income (Loss)	(2,452)	(2,695)	(10,435)	(4,978)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	6,339	-	-	-
Realized Gain (Loss) on Investments	43,824	(3,041)	(173,235)	65,492

Net Realized Capital Gains (Losses) on Investments	50,163	(3,041)	(173,235)	65,492
Net Change in Unrealized Appreciation (Depreciation)	(20,904)	1,587	123,172	48,867

Net Gain (Loss) on Investment	29,259	(1,454)	(50,063)	114,359

Net Increase (Decrease) in Net Assets Resulting from Operations	26,807	(4,149)	(60,498)	109,381

Increase (Decrease) in Net Assets from Contract Transactions	303,883	497,089	2,554,857	528,001

Total Increase (Decrease) in Net Assets	330,690	492,940	2,494,359	637,382

Net Assets as of December 31, 2022:	$721,467	$769,575	$3,174,095	$1,272,674

Investment Income:
Reinvested Dividends	877	8,056	-	3,189
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,525	2,448	9,543	4,926

Net Investment Income (Loss)	(1,648)	5,608	(9,543)	(1,737)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,042	-	4,195	63,882
Realized Gain (Loss) on Investments	(52,040)	(80,234)	(624,668)	(68,088)

Net Realized Capital Gains (Losses) on Investments	(50,998)	(80,234)	(620,473)	(4,206)
Net Change in Unrealized Appreciation (Depreciation)	(38,882)	5,207	(233,252)	(88,555)

Net Gain (Loss) on Investment	(89,880)	(75,027)	(853,725)	(92,761)

Net Increase (Decrease) in Net Assets Resulting from Operations	(91,528)	(69,419)	(863,268)	(94,498)

Increase (Decrease) in Net Assets from Contract Transactions	(257,736)	(332,555)	(807,698)	(492,510)

Total Increase (Decrease) in Net Assets	(349,264)	(401,974)	(1,670,966)	(587,008)

Net Assets as of December 31, 2023:	$372,203	$367,601	$1,503,129	$685,666

See Accompanying Notes. (1) See Footnote 1	11

Transamerica Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	ProFund VP Small-Cap Subaccount	ProFund VP Small-Cap Value Subaccount	ProFund VP U.S. Government Plus Subaccount	ProFund VP UltraNASDAQ-100 Subaccount

Net Assets as of December 31, 2021:	$3,742,748	$4,560,094	$4,320,363	$91,072,726

Investment Income:
Reinvested Dividends	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	20,023	22,372	20,859	292,342

Net Investment Income (Loss)	(20,023)	(22,372)	(20,859)	(292,342)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	453,822	699,587	-	31,477,086
Realized Gain (Loss) on Investments	(1,065,946)	(986,148)	(1,074,968)	(42,503,442)

Net Realized Capital Gains (Losses) on Investments	(612,124)	(286,561)	(1,074,968)	(11,026,356)
Net Change in Unrealized Appreciation (Depreciation)	(212,815)	(239,034)	(888,303)	(47,466,038)

Net Gain (Loss) on Investment	(824,939)	(525,595)	(1,963,271)	(58,492,394)

Net Increase (Decrease) in Net Assets Resulting from Operations	(844,962)	(547,967)	(1,984,130)	(58,784,736)

Increase (Decrease) in Net Assets from Contract Transactions	(283,196)	(1,113,012)	347,681	5,125,464

Total Increase (Decrease) in Net Assets	(1,128,158)	(1,660,979)	(1,636,449)	(53,659,272)

Net Assets as of December 31, 2022:	$2,614,590	$2,899,115	$2,683,914	$37,413,454

Investment Income:
Reinvested Dividends	-	484	105,571	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	12,808	13,942	14,338	296,668

Net Investment Income (Loss)	(12,808)	(13,458)	91,233	(296,668)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	120,128	-	-
Realized Gain (Loss) on Investments	(135,380)	(116,355)	(1,184,076)	(10,981,959)

Net Realized Capital Gains (Losses) on Investments	(135,380)	3,773	(1,184,076)	(10,981,959)
Net Change in Unrealized Appreciation (Depreciation)	505,191	336,606	1,073,183	55,960,381

Net Gain (Loss) on Investment	369,811	340,379	(110,893)	44,978,422

Net Increase (Decrease) in Net Assets Resulting from Operations	357,003	326,921	(19,660)	44,681,754

Increase (Decrease) in Net Assets from Contract Transactions	818,288	613,598	(39,325)	4,058,028

Total Increase (Decrease) in Net Assets	1,175,291	940,519	(58,985)	48,739,782

Net Assets as of December 31, 2023:	$3,789,881	$3,839,634	$2,624,929	$86,153,236

See Accompanying Notes. (1) See Footnote 1	12

Transamerica Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	ProFund VP UltraSmall-Cap Subaccount	ProFund VP Utilities Subaccount	TA Aegon Bond Initial Class Subaccount	TA Aegon Core Bond Initial Class Subaccount

Net Assets as of December 31, 2021:	$13,827,568	$5,336,129	$22,038,949	$33,855,832

Investment Income:
Reinvested Dividends	-	59,007	552,921	863,259

Investment Expense:
Mortality and Expense Risk and Administrative Charges	45,870	34,226	115,020	201,641

Net Investment Income (Loss)	(45,870)	24,781	437,901	661,618

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,879,246	64,343	-	137,232
Realized Gain (Loss) on Investments	(5,796,039)	(26,036)	(2,087,705)	(535,873)

Net Realized Capital Gains (Losses) on Investments	(3,916,793)	38,307	(2,087,705)	(398,641)
Net Change in Unrealized Appreciation (Depreciation)	(1,703,009)	(150,648)	(1,653,880)	(4,687,652)

Net Gain (Loss) on Investment	(5,619,802)	(112,341)	(3,741,585)	(5,086,293)

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,665,672)	(87,560)	(3,303,684)	(4,424,675)

Increase (Decrease) in Net Assets from Contract Transactions	(1,494,749)	1,144,598	(771,305)	(1,910,574)

Total Increase (Decrease) in Net Assets	(7,160,421)	1,057,038	(4,074,989)	(6,335,249)

Net Assets as of December 31, 2022:	$6,667,147	$6,393,167	$17,963,960	$27,520,583

Investment Income:
Reinvested Dividends	-	70,988	153,613	739,935
Investment Expense:
Mortality and Expense Risk and Administrative Charges	33,523	30,398	94,782	179,209

Net Investment Income (Loss)	(33,523)	40,590	58,831	560,726

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	(1,863,880)	(26,098)	(1,207,838)	(880,590)

Net Realized Capital Gains (Losses) on Investments	(1,863,880)	(26,098)	(1,207,838)	(880,590)
Net Change in Unrealized Appreciation (Depreciation)	3,172,728	(553,760)	2,189,969	1,710,542

Net Gain (Loss) on Investment	1,308,848	(579,858)	982,131	829,952

Net Increase (Decrease) in Net Assets Resulting from Operations	1,275,325	(539,268)	1,040,962	1,390,678

Increase (Decrease) in Net Assets from Contract Transactions	(6,531)	(1,139,035)	(1,922,343)	(1,688,923)

Total Increase (Decrease) in Net Assets	1,268,794	(1,678,303)	(881,381)	(298,245)

Net Assets as of December 31, 2023:	$7,935,941	$4,714,864	$17,082,579	$27,222,338

See Accompanying Notes. (1) See Footnote 1	13

Transamerica Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	TA Aegon High Yield Bond Initial Class Subaccount	TA Aegon Sustainable Equity Income Initial Class Subaccount	TA Aegon U.S. Government Securities Initial Class Subaccount	TA BlackRock Government Money Market Initial Class Subaccount

Net Assets as of December 31, 2021:	$14,134,753	$68,073,598	$8,687,717	$30,568,353

Investment Income:
Reinvested Dividends	779,217	1,257,958	71,230	474,499
Investment Expense:
Mortality and Expense Risk and Administrative Charges	79,312	362,170	40,167	212,876

Net Investment Income (Loss)	699,905	895,788	31,063	261,623

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	2,041,163	-	-
Realized Gain (Loss) on Investments	(313,315)	(1,456,005)	(562,593)	-

Net Realized Capital Gains (Losses) on Investments	(313,315)	585,158	(562,593)	-
Net Change in Unrealized Appreciation (Depreciation)	(2,061,759)	(9,827,854)	(540,074)	-

Net Gain (Loss) on Investment	(2,375,074)	(9,242,696)	(1,102,667)	-

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,675,169)	(8,346,908)	(1,071,604)	261,623

Increase (Decrease) in Net Assets from Contract Transactions	(159,783)	(3,108,123)	(1,362,963)	4,446,686

Total Increase (Decrease) in Net Assets	(1,834,952)	(11,455,031)	(2,434,567)	4,708,309

Net Assets as of December 31, 2022:	$12,299,801	$56,618,567	$6,253,150	$35,276,662

Investment Income:
Reinvested Dividends	511,450	1,205,035	108,673	1,594,827
Investment Expense:
Mortality and Expense Risk and Administrative Charges	66,203	318,418	33,278	195,342

Net Investment Income (Loss)	445,247	886,617	75,395	1,399,485

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	(421,114)	(2,138,293)	(438,894)	-

Net Realized Capital Gains (Losses) on Investments	(421,114)	(2,138,293)	(438,894)	-
Net Change in Unrealized Appreciation (Depreciation)	1,170,827	4,163,402	577,310	-

Net Gain (Loss) on Investment	749,713	2,025,109	138,416	-

Net Increase (Decrease) in Net Assets Resulting from Operations	1,194,960	2,911,726	213,811	1,399,485

Increase (Decrease) in Net Assets from Contract Transactions	(1,460,807)	(4,889,640)	(271,103)	(2,235,405)

Total Increase (Decrease) in Net Assets	(265,847)	(1,977,914)	(57,292)	(835,920)

Net Assets as of December 31, 2023:	$12,033,954	$54,640,653	$6,195,858	$34,440,742

See Accompanying Notes. (1) See Footnote 1	14

Transamerica Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	TA BlackRock iShares Active Asset Allocation - Conservative Initial Class Subaccount	TA BlackRock iShares Active Asset Allocation - Moderate Initial Class Subaccount	TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class Subaccount	TA BlackRock iShares Edge 40 Initial Class Subaccount

Net Assets as of December 31, 2021:	$4,983,409	$2,510,714	$25,851,755	$2,730,609

Investment Income:
Reinvested Dividends	67,260	31,792	361,714	43,634
Investment Expense:
Mortality and Expense Risk and Administrative Charges	25,523	14,249	128,140	12,874

Net Investment Income (Loss)	41,737	17,543	233,574	30,760

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	553,668	238,877	991,011	94,962
Realized Gain (Loss) on Investments	(131,915)	(69,737)	(585,735)	(45,227)

Net Realized Capital Gains (Losses) on Investments	421,753	169,140	405,276	49,735
Net Change in Unrealized Appreciation (Depreciation)	(1,218,350)	(601,251)	(5,454,307)	(478,136)

Net Gain (Loss) on Investment	(796,597)	(432,111)	(5,049,031)	(428,401)

Net Increase (Decrease) in Net Assets Resulting from Operations	(754,860)	(414,568)	(4,815,457)	(397,641)

Increase (Decrease) in Net Assets from Contract Transactions	(325,469)	(251,290)	(79,136)	(163,818)

Total Increase (Decrease) in Net Assets	(1,080,329)	(665,858)	(4,894,593)	(561,459)

Net Assets as of December 31, 2022:	$3,903,080	$1,844,856	$20,957,162	$2,169,150

Investment Income:
Reinvested Dividends	70,551	34,828	371,079	53,323
Investment Expense:
Mortality and Expense Risk and Administrative Charges	23,540	13,736	115,696	12,150

Net Investment Income (Loss)	47,011	21,092	255,383	41,173

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	36,265
Realized Gain (Loss) on Investments	(246,441)	(128,739)	(830,525)	(65,615)

Net Realized Capital Gains (Losses) on Investments	(246,441)	(128,739)	(830,525)	(29,350)
Net Change in Unrealized Appreciation (Depreciation)	566,150	343,257	4,098,251	179,173

Net Gain (Loss) on Investment	319,709	214,518	3,267,726	149,823

Net Increase (Decrease) in Net Assets Resulting from Operations	366,720	235,610	3,523,109	190,996

Increase (Decrease) in Net Assets from Contract Transactions	(135,188)	(19,728)	(1,120,359)	(17,670)

Total Increase (Decrease) in Net Assets	231,532	215,882	2,402,750	173,326

Net Assets as of December 31, 2023:	$4,134,612	$2,060,738	$23,359,912	$2,342,476

See Accompanying Notes. (1) See Footnote 1	15

Transamerica Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	TA BlackRock Real Estate Securities Initial Class Subaccount	TA BlackRock Tactical Allocation Initial Class Subaccount	TA Goldman Sachs Managed Risk - Balanced ETF Initial Class Subaccount	TA Goldman Sachs Managed Risk - Growth ETF Initial Class Subaccount

Net Assets as of December 31, 2021:	$45,149,026	$28,322,637	$3,078,371	$3,837,740

Investment Income:
Reinvested Dividends	1,219,187	1,971,933	53,190	55,885
Investment Expense:
Mortality and Expense Risk and Administrative Charges	207,256	152,461	19,801	21,487

Net Investment Income (Loss)	1,011,931	1,819,472	33,389	34,398

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	4,185,178	73,456	191,990
Realized Gain (Loss) on Investments	(908,136)	(1,872,841)	(19,879)	(43,802)

Net Realized Capital Gains (Losses) on Investments	(908,136)	2,312,337	53,577	148,188
Net Change in Unrealized Appreciation (Depreciation)	(12,637,157)	(8,805,229)	(555,134)	(749,054)

Net Gain (Loss) on Investment	(13,545,293)	(6,492,892)	(501,557)	(600,866)

Net Increase (Decrease) in Net Assets Resulting from Operations	(12,533,362)	(4,673,420)	(468,168)	(566,468)

Increase (Decrease) in Net Assets from Contract Transactions	(2,563,529)	(162,809)	184,470	(94,493)

Total Increase (Decrease) in Net Assets	(15,096,891)	(4,836,229)	(283,698)	(660,961)

Net Assets as of December 31, 2022:	$30,052,135	$23,486,408	$2,794,673	$3,176,779

Investment Income:
Reinvested Dividends	1,770,092	1,571,260	57,062	64,734
Investment Expense:
Mortality and Expense Risk and Administrative Charges	165,591	140,143	20,691	21,449

Net Investment Income (Loss)	1,604,501	1,431,117	36,371	43,285

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	2,086,136	221,640	99,362
Realized Gain (Loss) on Investments	(1,197,258)	(3,466,562)	(69,545)	(63,318)

Net Realized Capital Gains (Losses) on Investments	(1,197,258)	(1,380,426)	152,095	36,044
Net Change in Unrealized Appreciation (Depreciation)	3,204,463	3,251,521	184,405	481,827

Net Gain (Loss) on Investment	2,007,205	1,871,095	336,500	517,871

Net Increase (Decrease) in Net Assets Resulting from Operations	3,611,706	3,302,212	372,871	561,156

Increase (Decrease) in Net Assets from Contract Transactions	(1,843,472)	(1,713,983)	200,849	421,850

Total Increase (Decrease) in Net Assets	1,768,234	1,588,229	573,720	983,006

Net Assets as of December 31, 2023:	$31,820,369	$25,074,637	$3,368,393	$4,159,785

See Accompanying Notes. (1) See Footnote 1	16

Transamerica Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	TA International Focus Initial Class Subaccount	TA Janus Balanced Initial Class Subaccount	TA Janus Mid-Cap Growth Initial Class Subaccount	TA JPMorgan Asset Allocation - Conservative Initial Class Subaccount

Net Assets as of December 31, 2021:	$41,847,752	$15,308,150	$488,221,690	$27,357,454

Investment Income:
Reinvested Dividends	989,015	150,753	-	1,344,882
Investment Expense:
Mortality and Expense Risk and Administrative Charges	189,947	76,827	2,989,419	148,460

Net Investment Income (Loss)	799,068	73,926	(2,989,419)	1,196,422

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,731,887	1,570,706	61,848,626	2,214,055
Realized Gain (Loss) on Investments	241,174	144,207	6,131,677	(493,449)

Net Realized Capital Gains (Losses) on Investments	1,973,061	1,714,913	67,980,303	1,720,606
Net Change in Unrealized Appreciation (Depreciation)	(11,289,706)	(4,390,375)	(148,739,144)	(7,289,574)

Net Gain (Loss) on Investment	(9,316,645)	(2,675,462)	(80,758,841)	(5,568,968)

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,517,577)	(2,601,536)	(83,748,260)	(4,372,546)

Increase (Decrease) in Net Assets from Contract Transactions	(2,145,749)	(395,935)	(20,977,204)	(1,236,148)

Total Increase (Decrease) in Net Assets	(10,663,326)	(2,997,471)	(104,725,464)	(5,608,694)

Net Assets as of December 31, 2022:	$31,184,426	$12,310,679	$383,496,226	$21,748,760

Investment Income:
Reinvested Dividends	643,506	191,489	-	486,797
Investment Expense:
Mortality and Expense Risk and Administrative Charges	177,695	74,026	2,940,868	130,801

Net Investment Income (Loss)	465,811	117,463	(2,940,868)	355,996

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	395,276	70,722,184	-
Realized Gain (Loss) on Investments	55,444	(180,811)	(2,389,124)	(1,311,202)

Net Realized Capital Gains (Losses) on Investments	55,444	214,465	68,333,060	(1,311,202)
Net Change in Unrealized Appreciation (Depreciation)	3,087,498	1,488,055	(4,650,814)	2,249,391

Net Gain (Loss) on Investment	3,142,942	1,702,520	63,682,246	938,189

Net Increase (Decrease) in Net Assets Resulting from Operations	3,608,753	1,819,983	60,741,378	1,294,185

Increase (Decrease) in Net Assets from Contract Transactions	(1,880,177)	312,027	(17,677,436)	(1,838,658)

Total Increase (Decrease) in Net Assets	1,728,576	2,132,010	43,063,942	(544,473)

Net Assets as of December 31, 2023:	$32,913,002	$14,442,689	$426,560,168	$21,204,287

See Accompanying Notes. (1) See Footnote 1	17

Transamerica Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	TA JPMorgan Asset Allocation - Growth Initial Class Subaccount	TA JPMorgan Asset Allocation - Moderate Initial Class Subaccount	TA JPMorgan Asset Allocation - Moderate Growth Initial Class Subaccount	TA JPMorgan Enhanced Index Initial Class Subaccount

Net Assets as of December 31, 2021:	$418,521,423	$82,170,814	$351,662,494	$18,901,887

Investment Income:
Reinvested Dividends	20,445,311	3,687,997	16,094,196	109,604
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,548,395	335,812	1,343,571	89,607

Net Investment Income (Loss)	18,896,916	3,352,185	14,750,625	19,997

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	68,456,631	6,816,685	41,116,733	1,932,751
Realized Gain (Loss) on Investments	(2,303,356)	(378,624)	(2,379,085)	547,352

Net Realized Capital Gains (Losses) on Investments	66,153,275	6,438,061	38,737,648	2,480,103
Net Change in Unrealized Appreciation (Depreciation)	(180,329,602)	(23,034,515)	(115,213,228)	(6,045,049)

Net Gain (Loss) on Investment	(114,176,327)	(16,596,454)	(76,475,580)	(3,564,946)

Net Increase (Decrease) in Net Assets Resulting from Operations	(95,279,411)	(13,244,269)	(61,724,955)	(3,544,949)

Increase (Decrease) in Net Assets from Contract Transactions	(9,367,393)	(4,512,353)	(10,831,225)	(424,065)

Total Increase (Decrease) in Net Assets	(104,646,804)	(17,756,622)	(72,556,180)	(3,969,014)

Net Assets as of December 31, 2022:	$313,874,619	$64,414,192	$279,106,314	$14,932,873

Investment Income:
Reinvested Dividends	5,762,643	1,351,987	5,645,834	150,098
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,361,378	290,596	1,170,768	95,356

Net Investment Income (Loss)	4,401,265	1,061,391	4,475,066	54,742

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,696,761	488,235	12,494,464	863,489
Realized Gain (Loss) on Investments	(12,393,704)	(1,544,803)	(8,994,529)	(145,714)

Net Realized Capital Gains (Losses) on Investments	(7,696,943)	(1,056,568)	3,499,935	717,775
Net Change in Unrealized Appreciation (Depreciation)	64,033,377	5,288,804	23,701,797	3,533,324

Net Gain (Loss) on Investment	56,336,434	4,232,236	27,201,732	4,251,099

Net Increase (Decrease) in Net Assets Resulting from Operations	60,737,699	5,293,627	31,676,798	4,305,841

Increase (Decrease) in Net Assets from Contract Transactions	(15,471,219)	(3,885,082)	(14,716,690)	2,634,716

Total Increase (Decrease) in Net Assets	45,266,480	1,408,545	16,960,108	6,940,557

Net Assets as of December 31, 2023:	$359,141,099	$65,822,737	$296,066,422	$21,873,430

See Accompanying Notes. (1) See Footnote 1	18

Transamerica Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	TA JPMorgan International Moderate Growth Initial Class Subaccount	TA JPMorgan Mid Cap Value Initial Class Subaccount	TA JPMorgan Tactical Allocation Initial Class Subaccount	TA Morgan Stanley Capital Growth Initial Class Subaccount

Net Assets as of December 31, 2021:	$13,589,745	$7,028,111	$45,694,715	$214,130,739

Investment Income:
Reinvested Dividends	588,501	51,878	761,504	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	74,528	44,888	244,314	654,122

Net Investment Income (Loss)	513,973	6,990	517,190	(654,122)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	964,818	1,161,660	4,317,412	69,357,128
Realized Gain (Loss) on Investments	(126,789)	(112,906)	(618,275)	(9,953,837)

Net Realized Capital Gains (Losses) on Investments	838,029	1,048,754	3,699,137	59,403,291
Net Change in Unrealized Appreciation (Depreciation)	(3,751,904)	(1,667,386)	(11,162,299)	(183,962,202)

Net Gain (Loss) on Investment	(2,913,875)	(618,632)	(7,463,162)	(124,558,911)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,399,902)	(611,642)	(6,945,972)	(125,213,033)

Increase (Decrease) in Net Assets from Contract Transactions	(223,871)	(530,469)	(1,965,446)	(9,656,159)

Total Increase (Decrease) in Net Assets	(2,623,773)	(1,142,111)	(8,911,418)	(134,869,192)

Net Assets as of December 31, 2022:	$10,965,972	$5,886,000	$36,783,297	$79,261,547

Investment Income:
Reinvested Dividends	182,879	83,568	720,339	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	58,272	40,264	216,083	517,135

Net Investment Income (Loss)	124,607	43,304	504,256	(517,135)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	512,722	-	-
Realized Gain (Loss) on Investments	(504,166)	(218,914)	(1,713,577)	(48,910,513)

Net Realized Capital Gains (Losses) on Investments	(504,166)	293,808	(1,713,577)	(48,910,513)
Net Change in Unrealized Appreciation (Depreciation)	1,297,107	209,721	3,988,735	84,868,465

Net Gain (Loss) on Investment	792,941	503,529	2,275,158	35,957,952

Net Increase (Decrease) in Net Assets Resulting from Operations	917,548	546,833	2,779,414	35,440,817

Increase (Decrease) in Net Assets from Contract Transactions	(381,367)	(511,667)	(3,484,957)	(4,959,294)

Total Increase (Decrease) in Net Assets	536,181	35,166	(705,543)	30,481,523

Net Assets as of December 31, 2023:	$11,502,153	$5,921,166	$36,077,754	$109,743,070

See Accompanying Notes. (1) See Footnote 1	19

Transamerica Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	TA Morgan Stanley Global Allocation Initial Class Subaccount	TA Multi-Managed Balanced Initial Class Subaccount	TA PIMCO Tactical - Balanced Initial Class Subaccount	TA PIMCO Tactical - Conservative Initial Class Subaccount

Net Assets as of December 31, 2021:	$6,752,122	$149,742,154	$6,279,514	$10,968,843

Investment Income:
Reinvested Dividends	43,255	1,522,820	45,708	130,958
Investment Expense:
Mortality and Expense Risk and Administrative Charges	37,495	977,928	29,610	57,766

Net Investment Income (Loss)	5,760	544,892	16,098	73,192

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,634,634	15,105,730	481,666	550,984
Realized Gain (Loss) on Investments	(510,082)	2,296,894	(170,045)	(238,323)

Net Realized Capital Gains (Losses) on Investments	1,124,552	17,402,624	311,621	312,661
Net Change in Unrealized Appreciation (Depreciation)	(2,345,110)	(42,894,359)	(1,562,239)	(2,313,660)

Net Gain (Loss) on Investment	(1,220,558)	(25,491,735)	(1,250,618)	(2,000,999)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,214,798)	(24,946,843)	(1,234,520)	(1,927,807)

Increase (Decrease) in Net Assets from Contract Transactions	(266,133)	(7,231,399)	(251,569)	(453,824)

Total Increase (Decrease) in Net Assets	(1,480,931)	(32,178,242)	(1,486,089)	(2,381,631)

Net Assets as of December 31, 2022:	$5,271,191	$117,563,912	$4,793,425	$8,587,212

Investment Income:
Reinvested Dividends	-	1,972,739	62,805	127,136
Investment Expense:
Mortality and Expense Risk and Administrative Charges	31,946	938,169	26,255	49,625

Net Investment Income (Loss)	(31,946)	1,034,570	36,550	77,511

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	418,449	4,169,406	-	-
Realized Gain (Loss) on Investments	(857,981)	1,313,878	(263,813)	(395,441)

Net Realized Capital Gains (Losses) on Investments	(439,532)	5,483,284	(263,813)	(395,441)
Net Change in Unrealized Appreciation (Depreciation)	1,132,223	13,870,207	705,625	881,580

Net Gain (Loss) on Investment	692,691	19,353,491	441,812	486,139

Net Increase (Decrease) in Net Assets Resulting from Operations	660,745	20,388,061	478,362	563,650

Increase (Decrease) in Net Assets from Contract Transactions	(472,645)	(6,207,870)	(356,523)	(740,585)

Total Increase (Decrease) in Net Assets	188,100	14,180,191	121,839	(176,935)

Net Assets as of December 31, 2023:	$5,459,291	$131,744,103	$4,915,264	$8,410,277

See Accompanying Notes. (1) See Footnote 1	20

Transamerica Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	TA PIMCO Tactical - Growth Initial Class Subaccount	TA Small/Mid Cap Value Initial Class Subaccount	TA T. Rowe Price Small Cap Initial Class Subaccount	TA WMC US Growth Initial Class Subaccount

Net Assets as of December 31, 2021:	$13,458,742	$147,998,487	$70,498,120	$1,830,400,004

Investment Income:
Reinvested Dividends	-	807,307	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	69,421	758,822	321,938	10,627,581

Net Investment Income (Loss)	(69,421)	48,485	(321,938)	(10,627,581)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,519,453	20,757,496	19,633,074	234,856,508
Realized Gain (Loss) on Investments	(270,799)	2,386,430	(5,487,530)	18,524,803

Net Realized Capital Gains (Losses) on Investments	1,248,654	23,143,926	14,145,544	253,381,311
Net Change in Unrealized Appreciation (Depreciation)	(3,657,102)	(36,045,805)	(30,036,078)	(817,193,840)

Net Gain (Loss) on Investment	(2,408,448)	(12,901,879)	(15,890,534)	(563,812,529)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,477,869)	(12,853,394)	(16,212,472)	(574,440,110)

Increase (Decrease) in Net Assets from Contract Transactions	(85,627)	(6,478,940)	(2,651,865)	(67,630,033)

Total Increase (Decrease) in Net Assets	(2,563,496)	(19,332,334)	(18,864,337)	(642,070,143)

Net Assets as of December 31, 2022:	$10,895,246	$128,666,153	$51,633,783	$1,188,329,861

Investment Income:
Reinvested Dividends	127,731	1,340,000	-	570,731
Investment Expense:
Mortality and Expense Risk and Administrative Charges	61,579	668,163	297,637	10,607,839

Net Investment Income (Loss)	66,152	671,837	(297,637)	(10,037,108)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	12,325,150	2,224,760	40,194,519
Realized Gain (Loss) on Investments	(642,710)	(181,310)	(6,766,302)	3,774,492

Net Realized Capital Gains (Losses) on Investments	(642,710)	12,143,840	(4,541,542)	43,969,011
Net Change in Unrealized Appreciation (Depreciation)	2,005,128	1,571,014	14,942,650	442,787,258

Net Gain (Loss) on Investment	1,362,418	13,714,854	10,401,108	486,756,269

Net Increase (Decrease) in Net Assets Resulting from Operations	1,428,570	14,386,691	10,103,471	476,719,161

Increase (Decrease) in Net Assets from Contract Transactions	(823,376)	(8,771,478)	(3,360,790)	(67,859,712)

Total Increase (Decrease) in Net Assets	605,194	5,615,213	6,742,681	408,859,449

Net Assets as of December 31, 2023:	$11,500,440	$134,281,366	$58,376,464	$1,597,189,310

See Accompanying Notes. (1) See Footnote 1	21

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2023

1. Organization

WRL Series Life Account (the Separate Account) is a segregated investment account of Transamerica Life Insurance Company (TLIC), an indirect wholly owned subsidiary of Aegon N.V., a holding company organized under the laws of the Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of WRL Financial Freedom Builder, WRL Freedom Elite, WRL Freedom Equity Protector, WRL Freedom Wealth Protector, WRL Freedom Elite Builder, WRL Freedom Elite Builder II, WRL Freedom Elite Advisor, WRL Freedom Excelerator, WRL SP Plus, and WRL For Life.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

AB Variable Products Series Fund	AB Variable Products Series Fund

AB Balanced Hedged Allocation Class B Shares	AB Balanced Hedged Allocation Portfolio Class B Shares

Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2

Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Service Class 2

Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2

Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2

Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust

Franklin Allocation Class 4 Shares	Franklin Allocation Fund Class 4 Shares

ProFunds	ProFunds

ProFund Access VP High Yield	ProFund Access VP High Yield

ProFund VP Asia 30	ProFund VP Asia 30

ProFund VP Bull	ProFund VP Bull

ProFund VP Communication Services	ProFund VP Communication Services

ProFund VP Consumer Discretionary	ProFund VP Consumer Discretionary

ProFund VP Emerging Markets	ProFund VP Emerging Markets

ProFund VP Energy	ProFund VP Energy

ProFund VP Europe 30	ProFund VP Europe 30

ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar

ProFund VP Financials	ProFund VP Financials

ProFund VP Government Money Market	ProFund VP Government Money Market

ProFund VP International	ProFund VP International

ProFund VP Japan	ProFund VP Japan

ProFund VP Materials	ProFund VP Materials

ProFund VP Mid-Cap	ProFund VP Mid-Cap

ProFund VP NASDAQ-100	ProFund VP NASDAQ-100

ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals

ProFund VP Precious Metals	ProFund VP Precious Metals

ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets

ProFund VP Short International	ProFund VP Short International

ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100

ProFund VP Short Small-Cap	ProFund VP Short Small-Cap

22

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2023

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

ProFunds	ProFunds

ProFund VP Small-Cap	ProFund VP Small-Cap

ProFund VP Small-Cap Value	ProFund VP Small-Cap Value

ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus

ProFund VP UltraNASDAQ-100	ProFund VP UltraNASDAQ-100

ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap

ProFund VP Utilities	ProFund VP Utilities
Transamerica Series Trust	Transamerica Series Trust

TA Aegon Bond Initial Class	Transamerica Aegon Bond VP Initial Class

TA Aegon Core Bond Initial Class	Transamerica Aegon Core Bond VP Initial Class

TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class

TA Aegon Sustainable Equity Income Initial Class	Transamerica Aegon Sustainable Equity Income VP Initial Class

TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class

TA BlackRock Government Money Market Initial Class	Transamerica BlackRock Government Money Market VP Initial Class

TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP Initial Class

TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	Transamerica BlackRock iShares Active Asset Allocation - Moderate VP Initial Class

TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP Initial Class

TA BlackRock iShares Edge 40 Initial Class	Transamerica BlackRock iShares Edge 40 VP Initial Class

TA BlackRock Real Estate Securities Initial Class	Transamerica BlackRock Real Estate Securities VP Initial Class

TA BlackRock Tactical Allocation Initial Class	Transamerica BlackRock Tactical Allocation VP Initial Class

TA Goldman Sachs Managed Risk - Balanced ETF Initial Class	Transamerica Goldman Sachs Managed Risk - Balanced ETF VP Initial Class

TA Goldman Sachs Managed Risk - Growth ETF Initial Class	Transamerica Goldman Sachs Managed Risk - Growth ETF VP Initial Class

TA International Focus Initial Class	Transamerica International Focus VP Initial Class

TA Janus Balanced Initial Class	Transamerica Janus Balanced VP Initial Class

TA Janus Mid-Cap Growth Initial Class	Transamerica Janus Mid-Cap Growth VP Initial Class

TA JPMorgan Asset Allocation - Conservative Initial Class	Transamerica JPMorgan Asset Allocation - Conservative VP Initial Class

TA JPMorgan Asset Allocation - Growth Initial Class	Transamerica JPMorgan Asset Allocation - Growth VP Initial Class

TA JPMorgan Asset Allocation - Moderate Initial Class	Transamerica JPMorgan Asset Allocation - Moderate VP Initial Class

TA JPMorgan Asset Allocation - Moderate Growth Initial Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP Initial Class

TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class

TA JPMorgan International Moderate Growth Initial Class	Transamerica JPMorgan International Moderate Growth VP Initial Class

TA JPMorgan Mid Cap Value Initial Class	Transamerica JPMorgan Mid Cap Value VP Initial Class

TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class

TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class

TA Morgan Stanley Global Allocation Initial Class	Transamerica Morgan Stanley Global Allocation VP Initial Class

TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class

TA PIMCO Tactical - Balanced Initial Class	Transamerica PIMCO Tactical - Balanced VP Initial Class

TA PIMCO Tactical - Conservative Initial Class	Transamerica PIMCO Tactical - Conservative VP Initial Class

TA PIMCO Tactical - Growth Initial Class	Transamerica PIMCO Tactical - Growth VP Initial Class

TA Small/Mid Cap Value Initial Class	Transamerica Small/Mid Cap Value VP Initial Class

23

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2023

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

Transamerica Series Trust	Transamerica Series Trust

TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class

TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class

The following subaccount name changes were made effective during the fiscal year ended December 31, 2023:

Subaccount	Formerly

ProFund VP Communication Services	ProFund VP Telecommunications

ProFund VP Consumer Discretionary	ProFund VP Consumer Services

ProFund VP Energy	ProFund VP Oil & Gas

ProFund VP Materials	ProFund VP Basic Materials

TA BlackRock Real Estate Securities Initial Class	TA BlackRock Global Real Estate Securities Initial Class

24

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2023

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2023.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2023.

25

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2023

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2023 were as follows:

Subaccount	Purchases	Sales

AB Balanced Hedged Allocation Class B Shares	$531,999	$692,452

Fidelity® VIP Contrafund® Service Class 2	2,749,956	1,946,866

Fidelity® VIP Equity-Income Service Class 2	1,834,250	1,945,990

Fidelity® VIP Growth Opportunities Service Class 2	1,779,896	1,402,538

Fidelity® VIP Index 500 Service Class 2	24,393,826	16,099,989

Franklin Allocation Class 4 Shares	521,459	682,653

ProFund Access VP High Yield	1,470,251	1,267,365

ProFund VP Asia 30	3,606,954	4,554,282

ProFund VP Bull	2,537,175	2,060,581

ProFund VP Communication Services	743,112	439,749

ProFund VP Consumer Discretionary	1,422,788	1,237,930

ProFund VP Emerging Markets	3,176,280	4,085,976

ProFund VP Energy	14,261,547	18,647,323

ProFund VP Europe 30	4,027,227	4,063,005

ProFund VP Falling U.S. Dollar	868,797	905,937

ProFund VP Financials	2,498,297	3,378,496

ProFund VP Government Money Market	34,742,641	37,032,907

ProFund VP International	2,556,806	4,031,725

ProFund VP Japan	3,869,222	5,091,862

ProFund VP Materials	1,773,285	1,700,759

ProFund VP Mid-Cap	2,435,968	2,656,836

ProFund VP NASDAQ-100	21,091,782	16,491,334

ProFund VP Pharmaceuticals	921,181	1,373,541

ProFund VP Precious Metals	4,101,125	4,343,445

ProFund VP Short Emerging Markets	1,147,648	1,405,990

ProFund VP Short International	271,123	598,073

ProFund VP Short NASDAQ-100	7,357,187	8,170,241

ProFund VP Short Small-Cap	3,720,363	4,150,735

ProFund VP Small-Cap	1,645,353	839,873

ProFund VP Small-Cap Value	2,032,414	1,312,157

ProFund VP U.S. Government Plus	3,431,168	3,379,219

ProFund VP UltraNASDAQ-100	39,045,251	35,283,942

ProFund VP UltraSmall-Cap	14,639,133	14,679,191

ProFund VP Utilities	1,185,959	2,284,406

TA Aegon Bond Initial Class	7,211,718	9,075,232

TA Aegon Core Bond Initial Class	2,811,742	3,939,933

TA Aegon High Yield Bond Initial Class	3,198,904	4,214,461

26

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2023

3. Investments (continued)

Subaccount	Purchases	Sales

TA Aegon Sustainable Equity Income Initial Class	$5,584,769	$9,587,783

TA Aegon U.S. Government Securities Initial Class	1,350,495	1,546,202

TA BlackRock Government Money Market Initial Class	14,807,549	15,643,691

TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	835,619	923,793

TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	527,774	526,408

TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	4,067,791	4,932,762

TA BlackRock iShares Edge 40 Initial Class	452,120	392,349

TA BlackRock Real Estate Securities Initial Class	3,281,769	3,520,744

TA BlackRock Tactical Allocation Initial Class	6,765,495	4,962,218

TA Goldman Sachs Managed Risk - Balanced ETF Initial Class	1,010,845	551,981

TA Goldman Sachs Managed Risk - Growth ETF Initial Class	1,247,554	683,057

TA International Focus Initial Class	2,250,644	3,665,011

TA Janus Balanced Initial Class	3,431,936	2,607,170

TA Janus Mid-Cap Growth Initial Class	82,153,506	32,049,615

TA JPMorgan Asset Allocation - Conservative Initial Class	2,970,319	4,452,975

TA JPMorgan Asset Allocation - Growth Initial Class	36,598,373	42,971,645

TA JPMorgan Asset Allocation - Moderate Initial Class	5,524,711	7,860,120

TA JPMorgan Asset Allocation - Moderate Growth Initial Class	36,456,366	34,203,586

TA JPMorgan Enhanced Index Initial Class	6,624,204	3,071,258

TA JPMorgan International Moderate Growth Initial Class	3,858,829	4,115,584

TA JPMorgan Mid Cap Value Initial Class	596,301	551,941

TA JPMorgan Tactical Allocation Initial Class	4,093,103	7,073,800

TA Morgan Stanley Capital Growth Initial Class	7,071,226	12,547,593

TA Morgan Stanley Global Allocation Initial Class	1,204,117	1,290,258

TA Multi-Managed Balanced Initial Class	9,252,064	10,255,964

TA PIMCO Tactical - Balanced Initial Class	626,309	946,281

TA PIMCO Tactical - Conservative Initial Class	1,038,959	1,702,028

TA PIMCO Tactical - Growth Initial Class	1,688,527	2,445,749

TA Small/Mid Cap Value Initial Class	22,831,723	18,606,165

TA T. Rowe Price Small Cap Initial Class	11,340,283	12,773,948

TA WMC US Growth Initial Class	55,391,425	93,093,700

27

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2023			Year Ended December 31, 2022
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

AB Balanced Hedged Allocation Class B Shares	20,559	(34,690)	(14,131)	41,508	(34,430)	7,078

Fidelity® VIP Contrafund® Service Class 2	39,816	(44,808)	(4,992)	21,571	(67,469)	(45,898)

Fidelity® VIP Equity-Income Service Class 2	36,758	(58,530)	(21,772)	53,068	(37,542)	15,526

Fidelity® VIP Growth Opportunities Service Class 2	38,579	(27,938)	10,641	16,707	(48,744)	(32,037)

Fidelity® VIP Index 500 Service Class 2	571,648	(389,494)	182,154	494,603	(440,317)	54,286

Franklin Allocation Class 4 Shares	24,248	(33,132)	(8,884)	24,226	(17,006)	7,220

ProFund Access VP High Yield	76,361	(73,389)	2,972	137,733	(105,701)	32,032

ProFund VP Asia 30	345,518	(466,440)	(120,922)	302,146	(235,783)	66,363

ProFund VP Bull	58,462	(68,440)	(9,978)	82,807	(96,787)	(13,980)

ProFund VP Communication Services	43,646	(27,587)	16,059	14,671	(19,332)	(4,661)

ProFund VP Consumer Discretionary	33,617	(35,467)	(1,850)	28,710	(47,033)	(18,323)

ProFund VP Emerging Markets	344,290	(463,123)	(118,833)	384,044	(294,841)	89,203

ProFund VP Energy	1,150,606	(1,544,322)	(393,716)	2,442,716	(2,092,359)	350,357

ProFund VP Europe 30	308,430	(310,401)	(1,971)	177,914	(199,755)	(21,841)

ProFund VP Falling U.S. Dollar	154,839	(161,046)	(6,207)	35,883	(29,510)	6,373

ProFund VP Financials	95,022	(156,060)	(61,038)	144,403	(199,712)	(55,309)

ProFund VP Government Money Market	3,436,907	(3,722,924)	(286,017)	4,305,005	(4,795,119)	(490,114)

ProFund VP International	223,979	(355,116)	(131,137)	273,604	(101,370)	172,234

ProFund VP Japan	172,352	(234,420)	(62,068)	231,174	(127,215)	103,959

ProFund VP Materials	102,028	(99,653)	2,375	134,086	(169,718)	(35,632)

ProFund VP Mid-Cap	100,543	(113,415)	(12,872)	162,555	(196,769)	(34,214)

ProFund VP NASDAQ-100	394,533	(296,580)	97,953	373,042	(415,777)	(42,735)

ProFund VP Pharmaceuticals	31,252	(55,276)	(24,024)	60,687	(58,806)	1,881

ProFund VP Precious Metals	866,371	(917,456)	(51,085)	1,045,059	(1,115,326)	(70,267)

ProFund VP Short Emerging Markets	337,435	(418,583)	(81,148)	565,538	(494,588)	70,950

ProFund VP Short International	82,976	(195,551)	(112,575)	293,343	(156,089)	137,254

ProFund VP Short NASDAQ-100	11,265,988	(12,459,235)	(1,193,247)	28,452,801	(25,751,278)	2,701,523

ProFund VP Short Small-Cap	2,891,270	(3,264,449)	(373,179)	3,220,175	(2,910,169)	310,006

28

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2023			Year Ended December 31, 2022
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

ProFund VP Small-Cap	74,390	(39,572)	34,818	222,752	(236,412)	(13,660)

ProFund VP Small-Cap Value	75,482	(53,756)	21,726	201,419	(246,960)	(45,541)

ProFund VP U.S. Government Plus	267,481	(272,072)	(4,591)	144,945	(129,983)	14,962

ProFund VP UltraNASDAQ-100	300,639	(267,727)	32,912	312,077	(290,766)	21,311

ProFund VP UltraSmall-Cap	578,780	(590,282)	(11,502)	342,317	(395,911)	(53,594)

ProFund VP Utilities	47,135	(97,251)	(50,116)	160,334	(116,023)	44,311

TA Aegon Bond Initial Class	551,447	(680,920)	(129,473)	891,737	(927,559)	(35,822)

TA Aegon Core Bond Initial Class	132,105	(214,550)	(82,445)	141,024	(206,736)	(65,712)

TA Aegon High Yield Bond Initial Class	149,264	(194,304)	(45,040)	185,736	(176,122)	9,614

TA Aegon Sustainable Equity Income Initial Class	193,345	(346,718)	(153,373)	311,584	(356,539)	(44,955)

TA Aegon U.S. Government Securities Initial Class	106,144	(122,276)	(16,132)	108,522	(206,066)	(97,544)

TA BlackRock Government Money Market Initial Class	1,076,797	(1,219,049)	(142,252)	1,757,472	(1,307,106)	450,366

TA BlackRock iShares Active Asset Allocation-Conservative Initial Class	57,091	(67,697)	(10,606)	66,066	(90,449)	(24,383)

TA BlackRock iShares Active Asset Allocation-Moderate Initial Class	36,742	(38,290)	(1,548)	37,992	(55,925)	(17,933)

TA BlackRock iShares Active Asset Allocation-Moderate Growth Initial Class	276,226	(370,421)	(94,195)	254,437	(267,738)	(13,301)

TA BlackRock iShares Edge 40 Initial Class	23,891	(24,277)	(386)	24,232	(29,969)	(5,737)

TA BlackRock Real Estate Securities Initial Class	90,848	(157,288)	(66,440)	188,149	(240,986)	(52,837)

TA BlackRock Tactical Allocation Initial Class	181,268	(286,669)	(105,401)	259,410	(274,174)	(14,764)

TA Goldman Sachs Managed Risk-Balanced ETF Initial Class	45,275	(32,894)	12,381	36,034	(25,272)	10,762

TA Goldman Sachs Managed Risk-Growth ETF Initial Class	56,232	(35,807)	20,425	27,661	(33,391)	(5,730)

TA International Focus Initial Class	92,059	(188,684)	(96,625)	98,010	(199,328)	(101,318)

TA Janus Balanced Initial Class	133,590	(120,295)	13,295	105,649	(125,227)	(19,578)

TA Janus Mid-Cap Growth Initial Class	388,836	(586,180)	(197,344)	234,901	(523,177)	(288,276)

TA JPMorgan Asset Allocation-Conservative Initial Class	147,973	(248,518)	(100,545)	134,648	(206,446)	(71,798)

TA JPMorgan Asset Allocation-Growth Initial Class	1,100,939	(1,596,218)	(495,279)	1,517,273	(1,693,436)	(176,163)

TA JPMorgan Asset Allocation-Moderate Initial Class	206,090	(382,418)	(176,328)	295,167	(479,921)	(184,754)

TA JPMorgan Asset Allocation-Moderate Growth Initial Class	930,369	(1,512,068)	(581,699)	1,206,961	(1,544,387)	(337,426)

29

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2023			Year Ended December 31, 2022
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

TA JPMorgan Enhanced Index Initial Class	134,780	(70,193)	64,587	106,675	(113,501)	(6,826)

TA JPMorgan International Moderate Growth Initial Class	244,875	(282,158)	(37,283)	193,779	(215,254)	(21,475)

TA JPMorgan Mid Cap Value Initial Class	-	(12,225)	(12,225)	-	(13,091)	(13,091)

TA JPMorgan Tactical Allocation Initial Class	202,324	(377,177)	(174,853)	253,548	(331,323)	(77,775)

TA Morgan Stanley Capital Growth Initial Class	193,941	(281,747)	(87,806)	185,754	(331,577)	(145,823)

TA Morgan Stanley Global Allocation Initial Class	48,634	(79,207)	(30,573)	97,712	(116,739)	(19,027)

TA Multi-Managed Balanced Initial Class	109,098	(274,470)	(165,372)	112,857	(306,932)	(194,075)

TA PIMCO Tactical - Balanced Initial Class	39,864	(64,268)	(24,404)	58,129	(74,212)	(16,083)

TA PIMCO Tactical - Conservative Initial Class	70,150	(125,389)	(55,239)	111,732	(142,554)	(30,822)

TA PIMCO Tactical - Growth Initial Class	109,395	(163,529)	(54,134)	145,849	(148,171)	(2,322)

TA Small/Mid Cap Value Initial Class	306,297	(457,952)	(151,655)	574,709	(572,951)	1,758

TA T. Rowe Price Small Cap Initial Class	261,924	(330,655)	(68,731)	301,130	(345,641)	(44,511)

TA WMC US Growth Initial Class	364,222	(1,545,777)	(1,181,555)	379,750	(1,618,330)	(1,238,580)

30

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2023			Year Ended December 31, 2022
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

AB Balanced Hedged Allocation Class B Shares	$385,869	$(681,172)	$(295,303)	$820,533	$(739,792)	$80,741

Fidelity® VIP Contrafund® Service Class 2	1,659,192	(1,842,276)	(183,084)	875,155	(2,725,826)	(1,850,671)

Fidelity® VIP Equity-Income Service Class 2	1,225,378	(1,889,557)	(664,179)	1,748,704	(1,201,584)	547,120

Fidelity® VIP Growth Opportunities Service Class 2	1,829,046	(1,335,197)	493,849	825,813	(2,340,943)	(1,515,130)

Fidelity® VIP Index 500 Service Class 2	22,734,561	(15,905,228)	6,829,333	18,615,807	(17,885,850)	729,957

Franklin Allocation Class 4 Shares	463,645	(675,031)	(211,386)	471,278	(387,921)	83,357

ProFund Access VP High Yield	1,316,302	(1,256,866)	59,436	2,294,155	(1,763,083)	531,072

ProFund VP Asia 30	3,469,338	(4,545,029)	(1,075,691)	3,016,841	(2,294,915)	721,926

ProFund VP Bull	1,761,795	(2,044,488)	(282,693)	2,553,706	(2,968,210)	(414,504)

ProFund VP Communication Services	735,833	(436,990)	298,843	225,867	(278,070)	(52,203)

ProFund VP Consumer Discretionary	1,204,227	(1,225,722)	(21,495)	982,832	(1,629,177)	(646,345)

ProFund VP Emerging Markets	3,073,498	(4,071,829)	(998,331)	3,324,647	(2,500,045)	824,602

ProFund VP Energy	13,935,700	(18,593,460)	(4,657,760)	26,449,090	(22,585,833)	3,863,257

ProFund VP Europe 30	4,005,795	(4,058,459)	(52,664)	2,332,219	(2,501,549)	(169,330)

ProFund VP Falling U.S. Dollar	869,461	(904,817)	(35,356)	206,027	(160,716)	45,311

ProFund VP Financials	2,291,718	(3,363,740)	(1,072,022)	3,464,346	(4,395,515)	(931,169)

ProFund VP Government Money Market	34,165,373	(36,984,834)	(2,819,461)	41,781,161	(46,603,324)	(4,822,163)

ProFund VP International	2,564,773	(4,023,474)	(1,458,701)	3,033,798	(1,133,420)	1,900,378

ProFund VP Japan	3,873,492	(5,086,561)	(1,213,069)	4,469,173	(2,378,266)	2,090,907

ProFund VP Materials	1,763,653	(1,688,726)	74,927	2,320,118	(2,776,764)	(456,646)

ProFund VP Mid-Cap	2,445,427	(2,644,662)	(199,235)	3,841,942	(4,590,971)	(749,029)

ProFund VP NASDAQ-100	20,973,909	(16,386,486)	4,587,423	19,184,410	(22,215,521)	(3,031,111)

ProFund VP Pharmaceuticals	794,289	(1,355,284)	(560,995)	1,652,760	(1,545,105)	107,655

ProFund VP Precious Metals	4,123,018	(4,322,163)	(199,145)	5,402,362	(5,483,678)	(81,316)

ProFund VP Short Emerging Markets	1,146,851	(1,404,587)	(257,736)	1,969,910	(1,666,027)	303,883

ProFund VP Short International	264,115	(596,670)	(332,555)	986,266	(489,177)	497,089

ProFund VP Short NASDAQ-100	7,357,042	(8,164,740)	(807,698)	21,751,124	(19,196,267)	2,554,857

ProFund VP Short Small-Cap	3,655,378	(4,147,888)	(492,510)	3,949,482	(3,421,481)	528,001

31

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2023			Year Ended December 31, 2022
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

ProFund VP Small-Cap	$1,650,873	$(832,585)	$818,288	$4,805,920	$(5,089,116)	$(283,196)

ProFund VP Small-Cap Value	1,917,556	(1,303,958)	613,598	4,974,055	(6,087,067)	(1,113,012)

ProFund VP U.S. Government Plus	3,332,411	(3,371,736)	(39,325)	2,516,032	(2,168,351)	347,681

ProFund VP UltraNASDAQ-100	39,209,595	(35,151,567)	4,058,028	40,776,546	(35,651,082)	5,125,464

ProFund VP UltraSmall-Cap	14,654,309	(14,660,840)	(6,531)	9,610,036	(11,104,785)	(1,494,749)

ProFund VP Utilities	1,126,717	(2,265,752)	(1,139,035)	4,005,674	(2,861,076)	1,144,598

TA Aegon Bond Initial Class	7,094,483	(9,016,826)	(1,922,343)	11,919,257	(12,690,562)	(771,305)

TA Aegon Core Bond Initial Class	2,132,350	(3,821,273)	(1,688,923)	2,136,221	(4,046,795)	(1,910,574)

TA Aegon High Yield Bond Initial Class	2,711,285	(4,172,092)	(1,460,807)	3,557,563	(3,717,346)	(159,783)

TA Aegon Sustainable Equity Income Initial Class	4,462,307	(9,351,947)	(4,889,640)	7,301,082	(10,409,205)	(3,108,123)

TA Aegon U.S. Government Securities Initial Class	1,254,304	(1,525,407)	(271,103)	1,396,876	(2,759,839)	(1,362,963)

TA BlackRock Government Money Market Initial Class	13,285,040	(15,520,445)	(2,235,405)	23,333,672	(18,886,986)	4,446,686

TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	775,230	(910,418)	(135,188)	927,525	(1,252,994)	(325,469)

TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	498,306	(518,034)	(19,728)	527,920	(779,210)	(251,290)

TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	3,750,584	(4,870,943)	(1,120,359)	3,394,433	(3,473,569)	(79,136)

TA BlackRock iShares Edge 40 Initial Class	367,430	(385,100)	(17,670)	376,491	(540,309)	(163,818)

TA BlackRock Real Estate Securities Initial Class	1,570,739	(3,414,211)	(1,843,472)	3,492,794	(6,056,323)	(2,563,529)

TA BlackRock Tactical Allocation Initial Class	3,167,141	(4,881,124)	(1,713,983)	4,458,928	(4,621,737)	(162,809)

TA Goldman Sachs Managed Risk - Balanced ETF Initial Class	739,081	(538,232)	200,849	593,414	(408,944)	184,470

TA Goldman Sachs Managed Risk - Growth ETF Initial Class	1,093,531	(671,681)	421,850	509,027	(603,520)	(94,493)

TA International Focus Initial Class	1,662,828	(3,543,005)	(1,880,177)	1,715,183	(3,860,932)	(2,145,749)

TA Janus Balanced Initial Class	2,879,108	(2,567,081)	312,027	2,235,050	(2,630,985)	(395,935)

TA Janus Mid-Cap Growth Initial Class	11,814,336	(29,491,772)	(17,677,436)	7,638,925	(28,616,129)	(20,977,204)

TA JPMorgan Asset Allocation - Conservative Initial Class	2,525,948	(4,364,606)	(1,838,658)	2,583,947	(3,820,095)	(1,236,148)

TA JPMorgan Asset Allocation - Growth Initial Class	26,734,797	(42,206,016)	(15,471,219)	36,520,947	(45,888,340)	(9,367,393)

32

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2023			Year Ended December 31, 2022
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

TA JPMorgan Asset Allocation - Moderate Initial Class	$3,790,944	$(7,676,026)	$(3,885,082)	$5,457,207	$(9,969,560)	$(4,512,353)

TA JPMorgan Asset Allocation - Moderate Growth Initial Class	18,782,324	(33,499,014)	(14,716,690)	24,594,020	(35,425,245)	(10,831,225)

TA JPMorgan Enhanced Index Initial Class	5,652,447	(3,017,731)	2,634,716	4,483,876	(4,907,941)	(424,065)

TA JPMorgan International Moderate Growth Initial Class	3,701,741	(4,083,108)	(381,367)	2,947,208	(3,171,079)	(223,871)

TA JPMorgan Mid Cap Value Initial Class	11	(511,678)	(511,667)	-	(530,469)	(530,469)

TA JPMorgan Tactical Allocation Initial Class	3,441,815	(6,926,772)	(3,484,957)	4,348,511	(6,313,957)	(1,965,446)

TA Morgan Stanley Capital Growth Initial Class	7,247,712	(12,207,006)	(4,959,294)	8,277,986	(17,934,145)	(9,656,159)

TA Morgan Stanley Global Allocation Initial Class	801,970	(1,274,615)	(472,645)	1,634,646	(1,900,779)	(266,133)

TA Multi-Managed Balanced Initial Class	3,263,330	(9,471,200)	(6,207,870)	3,094,567	(10,325,966)	(7,231,399)

TA PIMCO Tactical - Balanced Initial Class	575,892	(932,415)	(356,523)	864,556	(1,116,125)	(251,569)

TA PIMCO Tactical - Conservative Initial Class	935,261	(1,675,846)	(740,585)	1,549,330	(2,003,154)	(453,824)

TA PIMCO Tactical - Growth Initial Class	1,592,812	(2,416,188)	(823,376)	2,123,601	(2,209,228)	(85,627)

TA Small/Mid Cap Value Initial Class	9,373,887	(18,145,365)	(8,771,478)	17,003,071	(23,482,011)	(6,478,940)

TA T. Rowe Price Small Cap Initial Class	9,214,300	(12,575,090)	(3,360,790)	9,899,621	(12,551,486)	(2,651,865)

TA WMC US Growth Initial Class	15,656,431	(83,516,143)	(67,859,712)	15,564,517	(83,194,550)	(67,630,033)

33

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2023

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

AB Balanced Hedged Allocation Class B Shares
12/31/2023	121,552	$28.88	to	$23.21	$2,767,932	0.85%	0.00%	to	1.50%	12.66%	to	11.00%
12/31/2022	135,683	25.63	to	20.91	2,744,819	3.11	0.00	to	1.50	(19.17)	to	(20.36)
12/31/2021	128,605	31.71	to	26.26	3,334,899	0.26	0.00	to	1.50	13.36	to	11.69
12/31/2020	113,729	27.97	to	23.51	2,646,256	2.11	0.00	to	1.50	9.25	to	7.64
12/31/2019	112,692	25.60	to	21.84	2,409,940	2.32	0.00	to	1.50	18.20	to	16.46
Fidelity® VIP Contrafund® Service Class 2
12/31/2023	706,539	39.80	to	53.39	32,989,984	0.27	0.30	to	0.90	32.72	to	31.93
12/31/2022	711,531	29.99	to	40.47	25,097,183	0.26	0.30	to	0.90	(26.71)	to	(27.14)
12/31/2021	757,429	40.91	to	55.54	36,637,861	0.03	0.30	to	0.90	27.13	to	26.37
12/31/2020	792,862	32.18	to	43.95	30,292,014	0.08	0.30	to	0.90	29.84	to	29.07
12/31/2019	821,073	24.79	to	34.05	24,221,196	0.22	0.30	to	0.90	30.88	to	30.10
Fidelity® VIP Equity-Income Service Class 2
12/31/2023	405,241	30.64	to	37.19	13,990,627	1.76	0.30	to	0.90	10.05	to	9.40
12/31/2022	427,013	27.84	to	34.00	13,413,438	1.80	0.30	to	0.90	(5.53)	to	(6.09)
12/31/2021	411,487	29.47	to	36.20	13,664,086	1.70	0.30	to	0.90	24.23	to	23.49
12/31/2020	403,834	23.72	to	29.31	10,779,441	1.64	0.30	to	0.90	6.12	to	5.49
12/31/2019	434,957	22.35	to	27.79	10,974,164	1.82	0.30	to	0.90	26.73	to	25.97
Fidelity® VIP Growth Opportunities Service Class 2
12/31/2023	406,807	64.59	to	51.06	22,971,442	-	0.30	to	0.90	44.87	to	44.01
12/31/2022	396,166	44.58	to	35.46	15,488,846	-	0.30	to	0.90	(38.50)	to	(38.87)
12/31/2021	428,203	72.50	to	58.00	27,303,691	-	0.30	to	0.90	11.34	to	10.67
12/31/2020	440,051	65.11	to	52.41	25,301,018	-	0.30	to	0.90	67.73	to	66.73
12/31/2019	414,182	38.82	to	31.43	14,179,766	-	0.30	to	0.90	40.07	to	39.24
Fidelity® VIP Index 500 Service Class 2
12/31/2023	2,209,321	46.19	to	38.90	99,158,387	1.30	0.00	to	1.50	25.88	to	24.03
12/31/2022	2,027,167	36.70	to	31.37	73,021,162	1.23	0.00	to	1.50	(18.42)	to	(19.62)
12/31/2021	1,972,881	44.98	to	39.02	89,078,492	1.04	0.00	to	1.50	28.26	to	26.36
12/31/2020	1,897,267	35.07	to	30.88	68,174,561	1.60	0.00	to	1.50	17.95	to	16.20
12/31/2019	1,850,484	29.74	to	26.58	58,103,481	1.78	0.00	to	1.50	31.02	to	29.08
Franklin Allocation Class 4 Shares
12/31/2023	92,502	31.39	to	25.23	2,182,103	1.30	0.00	to	1.50	14.62	to	12.93
12/31/2022	101,386	27.38	to	22.34	2,115,148	1.47	0.00	to	1.50	(16.19)	to	(17.43)
12/31/2021	94,166	32.67	to	27.06	2,447,004	1.59	0.00	to	1.50	11.54	to	9.89
12/31/2020	111,828	29.29	to	24.62	2,590,133	1.36	0.00	to	1.50	11.75	to	10.10
12/31/2019	102,803	26.21	to	22.36	2,218,133	3.34	0.00	to	1.50	19.56	to	17.79
ProFund Access VP High Yield
12/31/2023	203,764	23.33	to	18.24	3,631,276	5.25	0.00	to	1.50	10.43	to	8.80
12/31/2022	200,792	21.13	to	16.77	3,274,483	3.62	0.00	to	1.50	(7.97)	to	(9.32)
12/31/2021	168,760	22.96	to	18.49	3,027,455	2.48	0.00	to	1.50	0.27	to	(1.21)
12/31/2020	175,745	22.89	to	18.72	3,202,897	6.43	0.00	to	1.50	(0.06)	to	(1.54)
12/31/2019	202,947	22.91	to	19.01	3,781,777	4.93	0.00	to	1.50	12.43	to	10.77
ProFund VP Asia 30
12/31/2023	357,400	10.10	to	9.39	3,439,521	0.10	0.00	to	1.50	4.32	to	2.78
12/31/2022	478,322	9.68	to	9.13	4,403,627	0.49	0.00	to	1.50	(24.42)	to	(25.54)
12/31/2021	411,959	12.81	to	12.27	4,976,668	-	0.00	to	1.50	(18.52)	to	(19.73)
12/31/2020	384,501	15.73	to	15.28	5,684,247	0.94	0.00	to	1.50	35.55	to	33.55
12/31/2019	755,203	11.60	to	11.44	8,314,602	0.19	0.00	to	1.50	26.31	to	24.44

34

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2023

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

ProFund VP Bull
12/31/2023	140,606	$35.20	to	$30.31	$4,830,057	-%	0.00%	to	1.50%	23.74%	to	21.92%
12/31/2022	150,584	28.45	to	24.86	4,192,792	-	0.00	to	1.50	(19.74)	to	(20.92)
12/31/2021	164,564	35.44	to	31.44	5,735,865	-	0.00	to	1.50	26.33	to	24.47
12/31/2020	175,403	28.05	to	25.26	4,864,234	0.09	0.00	to	1.50	16.03	to	14.32
12/31/2019	202,079	24.18	to	22.09	4,855,492	0.32	0.00	to	1.50	28.88	to	26.98
ProFund VP Communication Services
12/31/2023	66,733	19.31	to	16.32	1,232,618	1.05	0.00	to	1.50	31.82	to	29.88
12/31/2022	50,674	14.65	to	12.56	702,120	1.85	0.00	to	1.50	(21.22)	to	(22.38)
12/31/2021	55,335	18.60	to	16.19	966,416	1.11	0.00	to	1.50	18.41	to	16.66
12/31/2020	65,367	15.70	to	13.87	967,161	0.95	0.00	to	1.50	3.15	to	1.63
12/31/2019	49,609	15.23	to	13.65	714,412	3.24	0.00	to	1.50	14.77	to	13.07
ProFund VP Consumer Discretionary
12/31/2023	134,651	47.40	to	41.99	5,347,173	-	0.00	to	1.50	32.05	to	30.11
12/31/2022	136,501	35.89	to	32.27	4,130,816	-	0.00	to	1.50	(31.53)	to	(32.54)
12/31/2021	154,824	52.42	to	47.84	6,918,758	-	0.00	to	1.50	10.23	to	8.60
12/31/2020	156,855	47.55	to	44.05	6,421,577	-	0.00	to	1.50	28.34	to	26.45
12/31/2019	145,291	37.05	to	34.84	4,685,493	-	0.00	to	1.50	24.64	to	22.80
ProFund VP Emerging Markets
12/31/2023	615,422	9.02	to	8.03	5,793,368	1.98	0.00	to	1.50	15.31	to	13.61
12/31/2022	734,255	7.82	to	7.07	5,994,647	0.62	0.00	to	1.50	(16.19)	to	(17.43)
12/31/2021	645,052	9.33	to	8.56	6,210,598	-	0.00	to	1.50	(18.01)	to	(19.23)
12/31/2020	646,787	11.39	to	10.59	7,586,888	0.60	0.00	to	1.50	26.72	to	24.85
12/31/2019	1,172,076	8.98	to	8.49	10,543,054	0.41	0.00	to	1.50	24.23	to	22.40
ProFund VP Energy
12/31/2023	1,075,195	12.50	to	9.18	12,456,777	2.36	0.00	to	1.50	(2.49)	to	(3.93)
12/31/2022	1,468,911	12.82	to	9.56	17,719,261	1.03	0.00	to	1.50	59.43	to	57.08
12/31/2021	1,118,554	8.04	to	6.09	8,391,421	1.60	0.00	to	1.50	51.93	to	49.69
12/31/2020	1,024,721	5.29	to	4.07	5,035,078	2.67	0.00	to	1.50	(34.46)	to	(35.43)
12/31/2019	721,703	8.08	to	6.30	5,415,783	1.42	0.00	to	1.50	8.51	to	6.91
ProFund VP Europe 30
12/31/2023	89,488	13.82	to	11.39	1,205,255	1.57	0.00	to	1.50	17.47	to	15.74
12/31/2022	91,459	11.77	to	9.84	1,057,135	1.38	0.00	to	1.50	(7.76)	to	(9.12)
12/31/2021	113,300	12.76	to	10.83	1,410,359	0.54	0.00	to	1.50	24.53	to	22.69
12/31/2020	74,499	10.25	to	8.83	743,173	2.67	0.00	to	1.50	(9.23)	to	(10.57)
12/31/2019	86,170	11.29	to	9.87	938,303	2.37	0.00	to	1.50	17.79	to	16.05
ProFund VP Falling U.S. Dollar
12/31/2023	36,832	5.81	to	4.53	208,883	-	0.00	to	1.50	3.25	to	1.72
12/31/2022	43,039	5.63	to	4.45	242,994	-	0.00	to	1.50	(8.76)	to	(10.11)
12/31/2021	36,666	6.17	to	4.95	215,619	-	0.00	to	1.50	(8.03)	to	(9.39)
12/31/2020	85,122	6.71	to	5.46	571,233	0.32	0.00	to	1.50	4.80	to	3.26
12/31/2019	31,372	6.40	to	5.29	192,195	0.05	0.00	to	1.50	(2.34)	to	(3.78)
ProFund VP Financials
12/31/2023	189,856	21.17	to	21.56	4,792,180	0.44	0.00	to	1.50	13.88	to	12.21
12/31/2022	250,894	18.59	to	19.21	5,314,713	0.09	0.00	to	1.50	(15.14)	to	(16.39)
12/31/2021	306,203	21.90	to	22.98	7,421,217	0.32	0.00	to	1.50	30.10	to	28.18
12/31/2020	203,241	16.83	to	17.93	3,629,255	0.65	0.00	to	1.50	(1.77)	to	(3.22)
12/31/2019	259,303	17.14	to	18.52	4,716,020	0.51	0.00	to	1.50	30.27	to	28.35
ProFund VP Government Money Market
12/31/2023	1,276,341	11.25	to	8.49	12,885,071	4.04	0.00	to	1.50	4.15	to	2.61
12/31/2022	1,562,358	10.80	to	8.27	15,175,380	1.02	0.00	to	1.50	1.04	to	(0.45)
12/31/2021	2,052,472	10.69	to	8.31	19,922,125	0.01	0.00	to	1.50	0.01	to	(1.47)
12/31/2020	1,896,770	10.69	to	8.44	18,415,872	0.04	0.00	to	1.50	0.04	to	(1.44)
12/31/2019	1,178,410	10.68	to	8.56	11,493,857	0.78	0.00	to	1.50	0.77	to	(0.72)

35

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2023

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

ProFund VP International
12/31/2023	274,938	$11.41	to	$9.78	$3,449,814	-%	0.00%	to	1.50%	15.55%	to	13.85%
12/31/2022	406,075	9.88	to	8.59	4,362,217	-	0.00	to	1.50	(16.45)	to	(17.68)
12/31/2021	233,841	11.82	to	10.43	2,986,900	-	0.00	to	1.50	8.82	to	7.21
12/31/2020	230,505	10.86	to	9.73	2,698,233	0.54	0.00	to	1.50	4.90	to	3.35
12/31/2019	234,501	10.36	to	9.42	2,314,126	0.27	0.00	to	1.50	19.27	to	17.51
ProFund VP Japan
12/31/2023	79,246	20.14	to	16.51	1,841,032	-	0.00	to	1.50	34.51	to	32.53
12/31/2022	141,314	14.97	to	12.46	2,525,759	-	0.00	to	1.50	(9.92)	to	(11.25)
12/31/2021	37,355	16.62	to	14.04	651,443	-	0.00	to	1.50	3.89	to	2.36
12/31/2020	48,718	16.00	to	13.72	792,777	0.26	0.00	to	1.50	15.93	to	14.22
12/31/2019	55,149	13.80	to	12.01	859,504	0.11	0.00	to	1.50	20.00	to	18.22
ProFund VP Materials
12/31/2023	229,668	19.80	to	15.96	4,226,261	0.46	0.00	to	1.50	12.38	to	10.72
12/31/2022	227,293	17.62	to	14.41	3,726,953	0.19	0.00	to	1.50	(9.14)	to	(10.48)
12/31/2021	262,925	19.39	to	16.10	4,759,259	0.26	0.00	to	1.50	25.63	to	23.77
12/31/2020	202,508	15.43	to	13.01	2,916,123	0.64	0.00	to	1.50	16.49	to	14.76
12/31/2019	220,118	13.25	to	11.34	2,725,778	0.34	0.00	to	1.50	17.72	to	15.98
ProFund VP Mid-Cap
12/31/2023	188,507	30.22	to	25.08	4,898,824	-	0.00	to	1.50	13.83	to	12.15
12/31/2022	201,379	26.55	to	22.36	4,610,529	-	0.00	to	1.50	(14.92)	to	(16.17)
12/31/2021	235,593	31.20	to	26.68	6,370,458	-	0.00	to	1.50	22.21	to	20.40
12/31/2020	222,065	25.53	to	22.16	4,946,836	1.03	0.00	to	1.50	10.76	to	9.12
12/31/2019	160,109	23.05	to	20.30	3,275,313	0.17	0.00	to	1.50	23.53	to	21.70
ProFund VP NASDAQ-100
12/31/2023	680,903	82.51	to	63.41	44,929,241	-	0.00	to	1.50	52.17	to	49.94
12/31/2022	582,950	54.22	to	42.29	25,830,963	-	0.00	to	1.50	(33.91)	to	(34.89)
12/31/2021	625,685	82.04	to	64.95	43,056,594	-	0.00	to	1.50	24.80	to	22.96
12/31/2020	544,387	65.74	to	52.82	31,067,075	-	0.00	to	1.50	45.57	to	43.42
12/31/2019	535,387	45.16	to	36.83	21,186,505	-	0.00	to	1.50	36.70	to	34.68
ProFund VP Pharmaceuticals
12/31/2023	212,222	27.43	to	23.23	5,314,787	0.53	0.00	to	1.50	(5.49)	to	(6.89)
12/31/2022	236,246	29.03	to	24.95	6,282,084	0.08	0.00	to	1.50	(6.13)	to	(7.51)
12/31/2021	234,365	30.92	to	26.97	6,642,729	0.27	0.00	to	1.50	11.20	to	9.56
12/31/2020	247,778	27.81	to	24.62	6,322,174	0.12	0.00	to	1.50	12.51	to	10.85
12/31/2019	220,283	24.71	to	22.21	5,017,336	0.85	0.00	to	1.50	14.04	to	12.36
ProFund VP Precious Metals
12/31/2023	1,612,470	4.98	to	4.25	7,393,802	-	0.00	to	1.50	1.48	to	(0.02)
12/31/2022	1,663,555	4.91	to	4.25	7,530,391	-	0.00	to	1.50	(11.02)	to	(12.33)
12/31/2021	1,733,822	5.51	to	4.85	8,805,544	-	0.00	to	1.50	(8.93)	to	(10.28)
12/31/2020	1,925,848	6.05	to	5.40	10,748,618	0.25	0.00	to	1.50	24.10	to	22.27
12/31/2019	1,720,769	4.88	to	4.42	7,763,794	0.03	0.00	to	1.50	45.98	to	43.82
ProFund VP Short Emerging Markets
12/31/2023	122,127	2.19	to	1.61	372,203	0.17	0.00	to	1.50	(11.78)	to	(13.08)
12/31/2022	203,275	2.48	to	1.85	721,467	-	0.00	to	1.50	6.69	to	5.12
12/31/2021	132,325	2.32	to	1.76	390,777	-	0.00	to	1.50	9.96	to	8.33
12/31/2020	93,554	2.11	to	1.63	236,037	0.44	0.00	to	1.50	(31.76)	to	(32.77)
12/31/2019	95,356	3.09	to	2.42	352,353	0.45	0.00	to	1.50	(20.99)	to	(22.16)
ProFund VP Short International
12/31/2023	130,006	2.51	to	1.87	367,601	1.64	0.00	to	1.50	(10.29)	to	(11.62)
12/31/2022	242,581	2.80	to	2.11	769,575	-	0.00	to	1.50	12.45	to	10.80
12/31/2021	105,327	2.49	to	1.91	276,635	-	0.00	to	1.50	(13.40)	to	(14.68)
12/31/2020	116,781	2.88	to	2.24	353,854	0.51	0.00	to	1.50	(16.94)	to	(18.17)
12/31/2019	82,689	3.47	to	2.73	293,102	0.52	0.00	to	1.50	(17.42)	to	(18.64)

36

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2023

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

ProFund VP Short NASDAQ-100
12/31/2023	2,741,805	$0.39	to	$0.32	$1,503,129	-%	0.00%	to	1.50%	(32.40	) %	to	(33.40	) %
12/31/2022	3,935,052	0.58	to	0.48	3,174,095	-	0.00	to	1.50	35.06		to	33.07
12/31/2021	1,233,529	0.43	to	0.36	679,736	-	0.00	to	1.50	(25.13)		to	(26.24)
12/31/2020	3,126,218	0.58	to	0.49	2,839,671	0.24	0.00	to	1.50	(42.77)		to	(43.62)
12/31/2019	2,249,113	1.01	to	0.87	3,618,259	0.07	0.00	to	1.50	(28.06)		to	(29.12)
ProFund VP Short Small-Cap
12/31/2023	591,396	0.95	to	0.66	685,666	0.31	0.00	to	1.50	(10.88)		to	(12.19)
12/31/2022	964,575	1.06	to	0.75	1,272,674	-	0.00	to	1.50	17.81		to	16.07
12/31/2021	654,569	0.90	to	0.64	635,292	-	0.00	to	1.50	(19.05)		to	(20.25)
12/31/2020	500,342	1.12	to	0.81	548,617	0.57	0.00	to	1.50	(31.96)		to	(32.97)
12/31/2019	326,282	1.64	to	1.20	513,284	0.10	0.00	to	1.50	(20.78)		to	(21.96)
ProFund VP Small-Cap
12/31/2023	164,436	24.97	to	22.55	3,789,881	-	0.00	to	1.50	14.91		to	13.21
12/31/2022	129,618	21.73	to	19.92	2,614,590	-	0.00	to	1.50	(21.85)		to	(23.00)
12/31/2021	143,278	27.80	to	25.87	3,742,748	-	0.00	to	1.50	12.88		to	11.21
12/31/2020	193,508	24.63	to	23.26	4,480,052	0.05	0.00	to	1.50	17.06		to	15.33
12/31/2019	223,149	21.04	to	20.17	4,438,418	-	0.00	to	1.50	23.60		to	21.78
ProFund VP Small-Cap Value
12/31/2023	144,393	30.39	to	26.31	3,839,634	0.02	0.00	to	1.50	12.94		to	11.27
12/31/2022	122,667	26.91	to	23.65	2,899,115	-	0.00	to	1.50	(12.41)		to	(13.71)
12/31/2021	168,208	30.72	to	27.40	4,560,094	0.10	0.00	to	1.50	28.56		to	26.66
12/31/2020	160,330	23.90	to	21.64	3,392,669	0.02	0.00	to	1.50	1.06		to	(0.43)
12/31/2019	192,718	23.65	to	21.73	4,055,740	-	0.00	to	1.50	22.56		to	20.75
ProFund VP U.S. Government Plus
12/31/2023	218,058	13.50	to	10.62	2,624,929	4.11	0.00	to	1.50	0.04		to	(1.43)
12/31/2022	222,649	13.50	to	10.78	2,683,914	-	0.00	to	1.50	(41.70)		to	(42.56)
12/31/2021	207,687	23.15	to	18.76	4,320,363	-	0.00	to	1.50	(7.08)		to	(8.46)
12/31/2020	340,584	24.92	to	20.49	7,661,538	0.03	0.00	to	1.50	20.69		to	18.91
12/31/2019	229,830	20.65	to	17.23	4,294,581	0.83	0.00	to	1.50	18.22		to	16.47
ProFund VP UltraNASDAQ-100
12/31/2023	492,881	180.93	to	155.26	86,153,236	-	0.00	to	1.50	115.46		to	112.29
12/31/2022	459,969	83.97	to	73.13	37,413,454	-	0.00	to	1.50	(60.93)		to	(61.51)
12/31/2021	438,658	214.93	to	190.00	91,072,726	-	0.00	to	1.50	52.51		to	50.26
12/31/2020	473,658	140.93	to	126.45	64,613,684	-	0.00	to	1.50	86.30		to	83.55
12/31/2019	487,770	75.65	to	68.89	35,807,599	-	0.00	to	1.50	79.13		to	77.01
ProFund VP UltraSmall-Cap
12/31/2023	278,192	28.19	to	25.77	7,935,941	-	0.00	to	1.50	22.43		to	20.62
12/31/2022	289,694	23.02	to	21.37	6,667,147	-	0.00	to	1.50	(43.68)		to	(44.52)
12/31/2021	343,288	40.88	to	38.51	13,827,568	-	0.00	to	1.50	23.30		to	21.48
12/31/2020	255,139	33.16	to	31.70	8,336,950	0.13	0.00	to	1.50	16.39		to	14.67
12/31/2019	285,041	28.49	to	27.65	7,932,380	-	0.00	to	1.50	47.33		to	45.15
ProFund VP Utilities
12/31/2023	211,415	22.97	to	17.51	4,714,864	1.33	0.00	to	1.50	(8.59)		to	(9.94)
12/31/2022	261,531	25.13	to	19.45	6,393,167	0.99	0.00	to	1.50	(0.25)		to	(1.72)
12/31/2021	217,220	25.19	to	19.79	5,336,129	1.50	0.00	to	1.50	15.41		to	13.70
12/31/2020	227,355	21.83	to	17.40	4,780,991	1.55	0.00	to	1.50	(2.40)		to	(3.84)
12/31/2019	291,707	22.36	to	18.10	6,306,424	1.55	0.00	to	1.50	22.88		to	21.06
TA Aegon Bond Initial Class
12/31/2023	1,195,134	17.44	to	12.75	17,082,579	0.88	0.00	to	1.50	6.45		to	4.88
12/31/2022	1,324,607	16.39	to	12.16	17,963,960	2.71	0.00	to	1.50	(14.84)		to	(16.10)
12/31/2021	1,360,429	19.24	to	14.49	22,038,949	1.43	0.00	to	1.50	(0.87)		to	(2.34)
12/31/2020	1,334,112	19.41	to	14.84	22,421,410	4.61	0.00	to	1.50	7.68		to	6.09
12/31/2019	1,309,198	18.02	to	13.99	20,996,230	2.34	0.00	to	1.50	8.41		to	6.81

37

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2023

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Aegon Core Bond Initial Class
12/31/2023	1,294,759	$17.96	to	$12.98	$27,222,338	2.74%	0.00%	to	1.50%	6.04%	to	4.47%
12/31/2022	1,377,204	16.94	to	12.42	27,520,583	2.90	0.00	to	1.50	(12.77)	to	(14.05)
12/31/2021	1,442,916	19.42	to	14.45	33,855,832	2.77	0.00	to	1.50	(1.03)	to	(2.49)
12/31/2020	1,513,024	19.62	to	14.82	36,853,161	3.82	0.00	to	1.50	7.46	to	5.88
12/31/2019	1,399,936	18.25	to	14.00	34,000,646	2.59	0.00	to	1.50	8.53	to	6.92
TA Aegon High Yield Bond Initial Class
12/31/2023	582,576	25.84	to	19.98	12,033,954	4.32	0.00	to	1.50	11.11	to	9.47
12/31/2022	627,616	23.25	to	18.25	12,299,801	5.98	0.00	to	1.50	(11.12)	to	(12.43)
12/31/2021	618,002	26.16	to	20.84	14,134,753	5.19	0.00	to	1.50	6.35	to	4.78
12/31/2020	674,049	24.60	to	19.89	15,055,821	6.23	0.00	to	1.50	5.04	to	3.49
12/31/2019	827,671	23.42	to	19.22	18,060,264	6.30	0.00	to	1.50	14.21	to	12.53
TA Aegon Sustainable Equity Income Initial Class
12/31/2023	1,817,834	22.77	to	19.01	54,640,653	2.25	0.00	to	1.50	6.28	to	4.71
12/31/2022	1,971,207	21.43	to	18.15	56,618,567	2.14	0.00	to	1.50	(11.63)	to	(12.93)
12/31/2021	2,016,162	24.24	to	20.85	68,073,598	2.11	0.00	to	1.50	22.42	to	20.61
12/31/2020	1,982,242	19.80	to	17.28	57,427,556	3.02	0.00	to	1.50	(7.35)	to	(8.72)
12/31/2019	2,125,815	21.38	to	18.94	68,676,965	2.40	0.00	to	1.50	23.91	to	22.08
TA Aegon U.S. Government Securities Initial Class
12/31/2023	484,528	15.33	to	11.20	6,195,858	1.78	0.00	to	1.50	4.00	to	2.47
12/31/2022	500,660	14.74	to	10.94	6,253,150	1.02	0.00	to	1.50	(13.03)	to	(14.31)
12/31/2021	598,204	16.95	to	12.76	8,687,717	2.05	0.00	to	1.50	(2.39)	to	(3.83)
12/31/2020	755,102	17.36	to	13.27	11,544,548	1.62	0.00	to	1.50	8.97	to	7.36
12/31/2019	450,314	15.93	to	12.36	6,373,858	1.89	0.00	to	1.50	6.60	to	5.03
TA BlackRock Government Money Market Initial Class
12/31/2023	2,664,668	12.02	to	8.89	34,440,742	4.74	0.00	to	1.50	4.86	to	3.31
12/31/2022	2,806,920	11.46	to	8.60	35,276,662	1.39	0.00	to	1.50	1.40	to	(0.09)
12/31/2021	2,356,554	11.30	to	8.61	30,568,353	0.00	0.00	to	1.50	0.00	to	(1.47)
12/31/2020	2,331,862	11.30	to	8.74	29,986,068	0.27	0.00	to	1.50	0.29	to	(1.19)
12/31/2019	2,233,056	11.27	to	8.85	30,217,624	1.96	0.00	to	1.50	1.97	to	0.47
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class
12/31/2023	288,780	15.60	to	12.73	4,134,612	1.75	0.00	to	1.50	10.21	to	8.58
12/31/2022	299,386	14.16	to	11.72	3,903,080	1.59	0.00	to	1.50	(15.06)	to	(16.32)
12/31/2021	323,769	16.67	to	14.01	4,983,409	1.36	0.00	to	1.50	5.98	to	4.41
12/31/2020	314,889	15.73	to	13.42	4,577,567	2.20	0.00	to	1.50	6.99	to	5.41
12/31/2019	324,549	14.70	to	12.73	4,430,550	2.27	0.00	to	1.50	11.47	to	9.82
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class
12/31/2023	142,572	15.40	to	13.05	2,060,738	1.76	0.00	to	1.50	13.55	to	11.88
12/31/2022	144,120	13.56	to	11.67	1,844,856	1.56	0.00	to	1.50	(16.86)	to	(18.09)
12/31/2021	162,053	16.31	to	14.24	2,510,714	1.13	0.00	to	1.50	8.52	to	6.92
12/31/2020	160,979	15.03	to	13.32	2,305,224	2.11	0.00	to	1.50	3.59	to	2.06
12/31/2019	180,588	14.51	to	13.05	2,517,994	2.10	0.00	to	1.50	11.10	to	9.79
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class
12/31/2023	1,597,003	16.54	to	12.88	23,359,912	1.68	0.00	to	1.50	17.94	to	16.20
12/31/2022	1,691,198	14.02	to	11.08	20,957,162	1.62	0.00	to	1.50	(18.16)	to	(19.36)
12/31/2021	1,704,499	17.13	to	13.74	25,851,755	0.80	0.00	to	1.50	7.94	to	6.34
12/31/2020	1,763,969	15.87	to	12.92	24,830,847	2.11	0.00	to	1.50	(1.85)	to	(3.30)
12/31/2019	1,882,826	16.17	to	13.36	27,046,353	1.94	0.00	to	1.50	11.59	to	9.94
TA BlackRock iShares Edge 40 Initial Class
12/31/2023	135,596	18.26	to	13.10	2,342,476	2.32	0.00	to	1.50	9.45	to	7.84
12/31/2022	135,982	16.69	to	12.15	2,169,150	1.87	0.00	to	1.50	(14.24)	to	(15.51)
12/31/2021	141,719	19.46	to	14.38	2,730,609	1.76	0.00	to	1.50	6.09	to	4.52
12/31/2020	146,727	18.34	to	13.76	2,746,773	2.37	0.00	to	1.50	9.65	to	8.03
12/31/2019	165,466	16.73	to	12.74	2,874,315	2.23	0.00	to	1.50	15.31	to	13.60

38

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2023

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA BlackRock Real Estate Securities Initial Class
12/31/2023	1,460,802	$16.01	to	$14.65	$31,820,369	5.95%	0.00%	to	1.50%	13.33%	to	11.66%
12/31/2022	1,527,242	14.13	to	13.12	30,052,135	3.43	0.00	to	1.50	(28.19)	to	(29.25)
12/31/2021	1,580,079	19.68	to	18.55	45,149,026	2.52	0.00	to	1.50	26.22	to	24.36
12/31/2020	1,544,313	15.59	to	14.91	36,790,442	12.31	0.00	to	1.50	(0.31)	to	(1.79)
12/31/2019	1,629,517	15.64	to	15.18	41,010,845	0.90	0.00	to	1.50	25.19	to	23.34
TA BlackRock Tactical Allocation Initial Class
12/31/2023	1,339,062	19.89	to	16.63	25,074,637	6.50	0.00	to	1.50	15.31	to	13.61
12/31/2022	1,444,463	17.25	to	14.64	23,486,408	7.99	0.00	to	1.50	(16.06)	to	(17.30)
12/31/2021	1,459,227	20.55	to	17.70	28,322,637	5.15	0.00	to	1.50	7.91	to	6.31
12/31/2020	1,527,504	19.04	to	16.65	27,557,366	3.58	0.00	to	1.50	13.40	to	11.73
12/31/2019	1,596,129	16.79	to	14.90	25,483,831	4.10	0.00	to	1.50	17.43	to	15.69
TA Goldman Sachs Managed Risk - Balanced ETF Initial Class
12/31/2023	192,092	19.99	to	16.81	3,368,393	1.83	0.00	to	1.50	13.41	to	11.74
12/31/2022	179,711	17.63	to	15.05	2,794,673	1.85	0.00	to	1.50	(14.07)	to	(15.34)
12/31/2021	168,949	20.51	to	17.77	3,078,371	1.40	0.00	to	1.50	9.65	to	8.03
12/31/2020	163,791	18.71	to	16.45	2,743,412	2.29	0.00	to	1.50	4.48	to	2.94
12/31/2019	185,551	17.91	to	15.98	2,996,129	2.53	0.00	to	1.50	15.92	to	14.21
TA Goldman Sachs Managed Risk - Growth ETF Initial Class
12/31/2023	202,728	22.85	to	19.63	4,159,785	1.80	0.00	to	1.50	18.08	to	16.34
12/31/2022	182,303	19.35	to	16.88	3,176,779	1.68	0.00	to	1.50	(14.32)	to	(15.58)
12/31/2021	188,033	22.58	to	19.99	3,837,740	1.11	0.00	to	1.50	14.25	to	12.56
12/31/2020	191,544	19.77	to	17.76	3,437,251	2.25	0.00	to	1.50	4.52	to	2.98
12/31/2019	234,232	18.91	to	17.25	4,042,956	2.10	0.00	to	1.50	19.74	to	17.97
TA International Focus Initial Class
12/31/2023	1,687,365	18.99	to	16.61	32,913,002	2.00	0.00	to	1.50	12.53	to	10.88
12/31/2022	1,783,990	16.88	to	14.98	31,184,426	2.99	0.00	to	1.50	(20.04)	to	(21.22)
12/31/2021	1,885,308	21.11	to	19.01	41,847,752	1.22	0.00	to	1.50	10.82	to	9.18
12/31/2020	1,988,790	19.05	to	17.41	40,421,994	2.26	0.00	to	1.50	20.90	to	19.11
12/31/2019	2,140,122	15.75	to	14.62	36,425,138	1.62	0.00	to	1.50	27.68	to	25.80
TA Janus Balanced Initial Class
12/31/2023	627,215	26.59	to	21.43	14,442,689	1.43	0.00	to	1.50	15.24	to	13.54
12/31/2022	613,920	23.08	to	18.88	12,310,679	1.14	0.00	to	1.50	(16.51)	to	(17.74)
12/31/2021	633,498	27.64	to	22.95	15,308,150	1.31	0.00	to	1.50	15.71	to	14.00
12/31/2020	671,553	23.89	to	20.13	14,171,366	1.67	0.00	to	1.50	14.59	to	12.90
12/31/2019	702,584	20.85	to	17.83	13,105,025	1.59	0.00	to	1.50	22.08	to	20.28
TA Janus Mid-Cap Growth Initial Class
12/31/2023	7,324,646	46.08	to	33.03	426,560,168	-	0.00	to	1.50	17.04	to	15.32
12/31/2022	7,521,990	39.37	to	28.64	383,496,226	-	0.00	to	1.50	(16.72)	to	(17.94)
12/31/2021	7,810,266	47.27	to	34.90	488,221,690	0.27	0.00	to	1.50	17.30	to	15.57
12/31/2020	8,151,056	40.30	to	30.20	443,552,033	0.23	0.00	to	1.50	19.20	to	17.44
12/31/2019	8,475,626	33.81	to	25.72	395,731,444	0.07	0.00	to	1.50	36.71	to	34.69
TA JPMorgan Asset Allocation - Conservative Initial Class
12/31/2023	1,135,354	19.50	to	14.98	21,204,287	2.27	0.00	to	1.50	7.05	to	5.47
12/31/2022	1,235,899	18.21	to	14.20	21,748,760	5.63	0.00	to	1.50	(15.35)	to	(16.60)
12/31/2021	1,307,697	21.51	to	17.03	27,357,454	2.44	0.00	to	1.50	5.90	to	4.34
12/31/2020	1,279,451	20.32	to	16.32	25,594,436	2.48	0.00	to	1.50	11.47	to	9.82
12/31/2019	1,349,901	18.23	to	14.86	24,659,624	2.56	0.00	to	1.50	13.90	to	12.22
TA JPMorgan Asset Allocation - Growth Initial Class
12/31/2023	13,020,512	28.62	to	23.21	359,141,099	1.73	0.00	to	1.50	20.34	to	18.57
12/31/2022	13,515,791	23.78	to	19.57	313,874,619	6.00	0.00	to	1.50	(22.57)	to	(23.71)
12/31/2021	13,691,954	30.72	to	25.66	418,521,423	1.67	0.00	to	1.50	19.64	to	17.87
12/31/2020	14,018,912	25.67	to	21.77	366,285,895	1.70	0.00	to	1.50	24.74	to	22.90
12/31/2019	14,617,957	20.58	to	17.71	313,982,504	1.72	0.00	to	1.50	26.05	to	24.19

39

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2023

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA JPMorgan Asset Allocation - Moderate Initial Class
12/31/2023	3,318,812	$22.04	to	$16.99	$65,822,737	2.10%	0.00%	to	1.50%	9.10%	to	7.50%
12/31/2022	3,495,140	20.20	to	15.81	64,414,192	5.29	0.00	to	1.50	(16.08)	to	(17.31)
12/31/2021	3,679,894	24.07	to	19.11	82,170,814	1.90	0.00	to	1.50	9.18	to	7.57
12/31/2020	3,739,893	22.05	to	17.77	77,729,302	2.19	0.00	to	1.50	12.60	to	10.94
12/31/2019	3,883,875	19.58	to	16.02	73,482,650	2.18	0.00	to	1.50	16.42	to	14.70
TA JPMorgan Asset Allocation - Moderate Growth Initial Class
12/31/2023	13,201,291	24.36	to	19.35	296,066,422	1.99	0.00	to	1.50	12.21	to	10.56
12/31/2022	13,782,990	21.71	to	17.50	279,106,314	5.39	0.00	to	1.50	(17.35)	to	(18.57)
12/31/2021	14,120,416	26.27	to	21.49	351,662,494	2.15	0.00	to	1.50	13.95	to	12.26
12/31/2020	14,530,939	23.05	to	19.14	323,755,750	2.05	0.00	to	1.50	15.07	to	13.37
12/31/2019	15,058,363	20.03	to	16.88	299,769,826	2.18	0.00	to	1.50	20.01	to	18.24
TA JPMorgan Enhanced Index Initial Class
12/31/2023	466,420	48.54	to	41.46	21,873,430	0.83	0.00	to	1.50	27.66	to	25.78
12/31/2022	401,833	38.03	to	32.96	14,932,873	0.68	0.00	to	1.50	(18.35)	to	(19.56)
12/31/2021	408,659	46.57	to	40.97	18,901,887	0.78	0.00	to	1.50	30.12	to	28.20
12/31/2020	378,797	35.79	to	31.96	13,944,983	1.52	0.00	to	1.50	20.16	to	18.39
12/31/2019	352,818	29.79	to	27.00	10,944,909	1.18	0.00	to	1.50	31.03	to	29.10
TA JPMorgan International Moderate Growth Initial Class
12/31/2023	735,845	17.53	to	13.53	11,502,153	1.63	0.00	to	1.50	9.16	to	7.56
12/31/2022	773,128	16.06	to	12.58	10,965,972	5.11	0.00	to	1.50	(17.28)	to	(18.50)
12/31/2021	794,603	19.41	to	15.44	13,589,745	1.53	0.00	to	1.50	9.25	to	7.64
12/31/2020	779,849	17.77	to	14.34	12,257,975	2.73	0.00	to	1.50	14.90	to	13.20
12/31/2019	819,530	15.47	to	12.67	11,283,934	2.33	0.00	to	1.50	17.77	to	16.03
TA JPMorgan Mid Cap Value Initial Class
12/31/2023	128,730	32.91	to	56.09	5,921,166	1.48	0.00	to	0.90	10.81	to	9.82
12/31/2022	140,955	29.70	to	51.08	5,886,000	0.82	0.00	to	0.90	(8.23)	to	(9.05)
12/31/2021	154,046	32.37	to	56.16	7,028,111	0.77	0.00	to	0.90	29.19	to	28.04
12/31/2020	173,752	25.05	to	43.86	6,250,257	1.26	0.00	to	0.90	1.35	to	0.45
12/31/2019	187,027	24.72	to	43.66	6,646,187	1.39	0.00	to	0.90	25.83	to	25.08
TA JPMorgan Tactical Allocation Initial Class
12/31/2023	1,687,207	17.00	to	12.68	36,077,754	2.01	0.00	to	1.50	8.90	to	7.30
12/31/2022	1,862,060	15.61	to	11.81	36,783,297	1.91	0.00	to	1.50	(14.81)	to	(16.06)
12/31/2021	1,939,835	18.32	to	14.07	45,694,715	1.83	0.00	to	1.50	4.91	to	3.36
12/31/2020	1,877,825	17.46	to	13.62	43,700,739	2.43	0.00	to	1.50	12.36	to	10.70
12/31/2019	1,953,351	15.54	to	12.30	41,541,857	2.36	0.00	to	1.50	12.18	to	10.52
TA Morgan Stanley Capital Growth Initial Class
12/31/2023	2,257,541	49.69	to	42.41	109,743,070	-	0.00	to	1.50	46.70	to	44.54
12/31/2022	2,345,347	33.87	to	29.34	79,261,547	-	0.00	to	1.50	(59.84)	to	(60.44)
12/31/2021	2,491,170	84.34	to	74.16	214,130,739	-	0.00	to	1.50	(0.53)	to	(2.00)
12/31/2020	2,578,953	84.80	to	75.68	227,311,417	-	0.00	to	1.50	117.87	to	114.66
12/31/2019	2,574,775	38.92	to	35.25	106,517,393	-	0.00	to	1.50	23.74	to	21.91
TA Morgan Stanley Global Allocation Initial Class
12/31/2023	312,520	18.35	to	15.57	5,459,291	-	0.00	to	1.50	13.89	to	12.21
12/31/2022	343,093	16.11	to	13.88	5,271,191	0.75	0.00	to	1.50	(17.51)	to	(18.73)
12/31/2021	362,120	19.54	to	17.07	6,752,122	1.23	0.00	to	1.50	8.42	to	6.82
12/31/2020	363,530	18.02	to	15.98	6,277,574	1.95	0.00	to	1.50	18.59	to	16.84
12/31/2019	394,579	15.19	to	13.68	5,779,374	1.91	0.00	to	1.50	17.85	to	16.46
TA Multi—Managed Balanced Initial Class
12/31/2023	3,440,480	36.60	to	28.26	131,744,103	1.59	0.00	to	1.50	18.73	to	16.98
12/31/2022	3,605,852	30.83	to	24.16	117,563,912	1.19	0.00	to	1.50	(16.28)	to	(17.52)
12/31/2021	3,799,927	36.82	to	29.29	149,742,154	1.14	0.00	to	1.50	17.04	to	15.31
12/31/2020	3,966,299	31.46	to	25.40	135,037,483	1.56	0.00	to	1.50	15.90	to	14.18
12/31/2019	4,222,210	27.15	to	22.24	125,581,396	1.64	0.00	to	1.50	21.77	to	19.97

40

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2023

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA PIMCO Tactical - Balanced Initial Class
12/31/2023	321,129	$17.70	to	$14.23	$4,915,264	1.30%	0.00%	to	1.50%	10.99%	to	9.35%
12/31/2022	345,533	15.95	to	13.01	4,793,425	0.87	0.00	to	1.50	(19.42)	to	(20.61)
12/31/2021	361,616	19.79	to	16.39	6,279,514	-	0.00	to	1.50	6.62	to	5.04
12/31/2020	368,625	18.56	to	15.60	6,051,980	3.44	0.00	to	1.50	9.18	to	7.57
12/31/2019	402,997	17.00	to	14.51	6,138,969	0.42	0.00	to	1.50	19.90	to	18.13
TA PIMCO Tactical - Conservative Initial Class
12/31/2023	602,755	16.47	to	13.24	8,410,277	1.50	0.00	to	1.50	7.57	to	5.98
12/31/2022	657,994	15.31	to	12.49	8,587,212	1.39	0.00	to	1.50	(17.12)	to	(18.34)
12/31/2021	688,816	18.47	to	15.29	10,968,843	1.29	0.00	to	1.50	4.43	to	2.89
12/31/2020	734,492	17.68	to	14.86	11,323,592	1.67	0.00	to	1.50	10.22	to	8.59
12/31/2019	743,974	16.04	to	13.69	10,552,121	0.35	0.00	to	1.50	17.86	to	16.12
TA PIMCO Tactical - Growth Initial Class
12/31/2023	732,488	19.03	to	15.30	11,500,440	1.14	0.00	to	1.50	14.25	to	12.57
12/31/2022	786,622	16.66	to	13.59	10,895,246	-	0.00	to	1.50	(17.80)	to	(19.01)
12/31/2021	788,944	20.26	to	16.78	13,458,742	-	0.00	to	1.50	9.51	to	7.89
12/31/2020	807,176	18.50	to	15.55	12,749,686	4.08	0.00	to	1.50	9.26	to	7.65
12/31/2019	853,922	16.94	to	14.45	12,581,043	-	0.00	to	1.50	21.97	to	20.17
TA Small/Mid Cap Value Initial Class
12/31/2023	3,644,015	48.51	to	30.16	134,281,366	1.04	0.00	to	1.50	12.40	to	10.74
12/31/2022	3,795,670	43.16	to	27.24	128,666,153	0.60	0.00	to	1.50	(8.31)	to	(9.66)
12/31/2021	3,793,912	47.07	to	30.15	147,998,487	0.65	0.00	to	1.50	28.12	to	26.23
12/31/2020	3,742,740	36.74	to	23.88	119,641,985	1.19	0.00	to	1.50	4.04	to	2.50
12/31/2019	3,983,695	35.31	to	23.30	128,821,916	0.97	0.00	to	1.50	25.28	to	23.43
TA T. Rowe Price Small Cap Initial Class
12/31/2023	1,386,569	53.27	to	40.90	58,376,464	-	0.00	to	1.50	21.20	to	19.41
12/31/2022	1,455,300	43.95	to	34.25	51,633,783	-	0.00	to	1.50	(22.39)	to	(23.53)
12/31/2021	1,499,811	56.63	to	44.79	70,498,120	-	0.00	to	1.50	11.37	to	9.73
12/31/2020	1,659,731	50.84	to	40.82	71,104,851	-	0.00	to	1.50	23.56	to	21.74
12/31/2019	1,661,544	41.15	to	33.53	59,806,465	-	0.00	to	1.50	32.77	to	30.81
TA WMC US Growth Initial Class
12/31/2023	25,581,384	50.23	to	40.67	1,597,189,310	0.04	0.00	to	1.50	42.08	to	39.99
12/31/2022	26,762,939	35.35	to	29.05	1,188,329,861	-	0.00	to	1.50	(31.35)	to	(32.36)
12/31/2021	28,001,519	51.49	to	42.95	1,830,400,004	0.08	0.00	to	1.50	20.67	to	18.88
12/31/2020	29,290,504	42.67	to	36.13	1,603,455,800	0.11	0.00	to	1.50	37.30	to	35.27
12/31/2019	30,981,983	31.08	to	26.71	1,246,807,757	0.13	0.00	to	1.50	40.05	to	37.98

(1)	See Footnote 1

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

41

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2023

5. Financial Highlights (continued)

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

42

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2023

6. Administrative and Mortality and Expense Risk Charges

Under some forms of the contracts, a sales charge and premium taxes are deducted by TLIC prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply. Under all forms of the contracts, monthly charges against policy cash values are made to compensate TLIC for costs of insurance provided. A daily charge equal to an annual rate from 0.00% and 1.50% of average daily net assets is assessed to compensate TLIC for assumption of mortality and expense risks in connection with the issuance and administration of the contracts. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TLIC, as long as earnings are credited under the variable life contracts.

43

Transamerica Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2023

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an affiliated entity of TLIC and an indirect wholly owned subsidiary of Aegon N.V. TCI distributes TLIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (TAM). Transamerica Fund Services, Inc. (TFS) serves as a transfer agent to TAM, and Aegon USA Asset Management Holding, LLC (AAM) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TLIC and indirect wholly owned subsidiaries of Aegon N.V. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

44